                                                                    EXHIBIT 10.6

                         WILLIAMS PIPE LINE COMPANY, LLC

                               Up to $540,000,000

         Floating Rate Series A Senior Secured Notes due October 7, 2007
          Fixed Rate Series B Senior Secured Notes due October 7, 2007

                             NOTE PURCHASE AGREEMENT

                                TABLE OF CONTENTS

                                                                                         PAGE
1.  AUTHORIZATION OF NOTES .........................................................        1

2.  SALE AND PURCHASE OF NOTES .....................................................        2

3.  CLOSINGS .......................................................................        2

4.  CONDITIONS TO THE COMMITMENTS AND THE CLOSINGS .................................        4
    4.1  Conditions Precedent to Effectiveness of the Commitments ..................        4
    4.2  Conditions Precedent to the Initial Closing ...............................        5
    4.3  Conditions Precedent to the Subsequent Closing ............................        8

5.  REPRESENTATIONS AND WARRANTIES .................................................       11
    5.1  Financial Condition .......................................................       11
    5.2  No Change .................................................................       12
    5.3  Existence; Compliance with Law ............................................       12
    5.4  Power; Authorization; Enforceable Obligations .............................       13
    5.5  No Legal Bar ..............................................................       13
    5.6  Litigation ................................................................       13
    5.7  No Default ................................................................       14
    5.8  Ownership of Property; Liens ..............................................       14
    5.9  Intellectual Property .....................................................       14
    5.10 Taxes .....................................................................       14
    5.11 Federal Regulations .......................................................       14
    5.12 Labor Matters .............................................................       15
    5.13 ERISA .....................................................................       15
    5.14 Investment Company Act; Other Regulations .................................       16
    5.15 Subsidiaries ..............................................................       16
    5.16 Environmental Matters .....................................................       16
    5.17 Accuracy of Information, etc ..............................................       18
    5.18 Security Documents ........................................................       18
    5.19 Solvency ..................................................................       18
    5.20 Regulation H ..............................................................       19
    5.21 Acquisition Documentation .................................................       19
    5.22 Private Offering by the Company ...........................................       19
    5.23 Foreign Assets Control Regulations, etc ...................................       19
    5.24 Eminent Domain Authority ..................................................       19
    5.25 Tariff Disputes ...........................................................       19
    5.26 Regulatory Matters ........................................................       20
    5.27 Permits ...................................................................       20
    5.28 Existing Indebtedness; Future Liens .......................................       20
    5.29 Fairness Opinions .........................................................       20

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
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6.  REPRESENTATIONS OF THE PURCHASER ...............................................       21
    6.1  Purchase for Investment ...................................................       21
    6.2  Source of Funds ...........................................................       21

7.  REPAYMENT OF THE NOTES .........................................................       23
    7.1  Maturity ..................................................................       23
    7.2  Scheduled Prepayment of the Notes .........................................       23
    7.3  Optional Prepayment of the Notes ..........................................       23
    7.4  Mandatory Prepayments of the Notes ........................................       25
    7.5  Maturity; Surrender, etc. upon Prepayment .................................       25
    7.6  Purchase of Notes .........................................................       26
    7.7  Pro Rata Treatment and Payments ...........................................       26
    7.8  Benefitted Holder .........................................................       26

8.  AFFIRMATIVE COVENANTS ..........................................................       27
    8.1  Financial Statements ......................................................       27
    8.2  Certificates; Other Information ...........................................       28
    8.3  Payment of Obligations ....................................................       29
    8.4  Maintenance of Existence; Compliance ......................................       29
    8.5  Maintenance of Property; Insurance ........................................       30
    8.6  Application of Proceeds from Condemnation/Eminent Domain; Event of Loss ...       33
    8.7  Restoration ...............................................................       34
    8.8  Utility Charges ...........................................................       34
    8.9  Inspection of Property; Books and Records; Discussions ....................       34
    8.10 Notices ...................................................................       34
    8.11 Environmental Laws ........................................................       35
    8.12 Perfection of Certain Security Interests ..................................       36
    8.13 Additional Collateral, etc ................................................       36
    8.14 General Partner Bank Account ..............................................       37
    8.15 Deposits into the Cash Escrow Account .....................................       37
    8.16 Current Report ............................................................       37

9.  NEGATIVE COVENANTS .............................................................       38
    9.1  Financial Condition Covenants .............................................       38
    9.2  Indebtedness ..............................................................       38
    9.3  Liens .....................................................................       39
    9.4  Fundamental Changes .......................................................       40
    9.5  Disposition of Property ...................................................       41
    9.6  Restricted Payments .......................................................       42
    9.7  Investments ...............................................................       42
    9.8  Transactions with Affiliates ..............................................       43
    9.9  Swap Agreements ...........................................................       43
    9.10 Changes in Fiscal Periods .................................................       43
    9.11 Negative Pledge Clauses ...................................................       43
    9.12 Lines of Business .........................................................       44
    9.13 Amendments to Acquisition Documents and Various Agreements ................       44

    9.14 Clauses Restricting Subsidiary Distributions ..............................       44
    9.15 Sales and Leasebacks ......................................................       44
    9.16 No Subsidiaries ...........................................................       45

10. GUARANTEE ......................................................................       45
    10.1 Scope of Guarantee ........................................................       45
    10.2 Guarantor Consent .........................................................       46
    10.3 Character of Obligations of Guarantor .....................................       46
    10.4 Absolute and Unconditional Obligation .....................................       48
    10.5 Waiver of Subrogation and Contribution ....................................       48
    10.6 Preference ................................................................       48

11. LIMITED PUT RIGHT ..............................................................       48

12. EVENTS OF DEFAULT ..............................................................       49

13. REMEDIES ON DEFAULT, ETC .......................................................       51
    13.1 Acceleration ..............................................................       51
    13.2 Other Remedies ............................................................       52
    13.3 No Waivers or Election of Remedies, Expenses, etc .........................       52
    13.4 No General Partner's Liability ............................................       53

14. REGISTRATION; EXCHANGE; SUBSTITUTION OF NOTES ..................................       53
    14.1 Registration of Notes .....................................................       53
    14.2 Transfer and Exchange of Notes ............................................       53
    14.3 Replacement of Notes ......................................................       54

15. PAYMENTS ON NOTES ..............................................................       54

16. EXPENSES, ETC ..................................................................       55

17. SURVIVAL OF REPRESENTATIONS AND WARRANTIES; ENTIRE AGREEMENT ...................       56

18. AMENDMENT AND WAIVER ...........................................................       56
    18.1 Requirements ..............................................................       56
    18.2 Solicitation of Holders of Notes ..........................................       57
    18.3 Binding Effect, etc .......................................................       57
    18.4 Notes held by Company, etc ................................................       57
    18.5 Releases of Guarantees and Liens ..........................................       58

19. NOTICES ........................................................................       58

20. REPRODUCTION OF DOCUMENTS ......................................................       58

21. CONFIDENTIAL INFORMATION .......................................................       59

22. SUBSTITUTION OF PURCHASER ......................................................       60

23. MISCELLANEOUS ..................................................................       60
    23.1 Successors and Assigns ....................................................       60
    23.2 Severability ..............................................................       60
    23.3 Construction ..............................................................       60
    23.4 Counterparts ..............................................................       61
    23.5 Governing Law .............................................................       61
    23.6 Submission to Jurisdiction ................................................       61
    23.7 Judgment Currency .........................................................       62
    23.8 Effectiveness of Security Documents .......................................       62

         SCHEDULE A-1         --   Commitments of and Information Relating to
                                   Purchasers, First Funding
         SCHEDULE A-2         --   Commitments of and Information Relating to
                                   Purchasers, Second Funding
         SCHEDULE B           --   Defined Terms
         SCHEDULE C           --   Mortgaged Properties
         SCHEDULE D           --   Acquisition Adjustments
         SCHEDULE 5.4         --   Consents, Authorizations, Filings and Notices
         SCHEDULE 5.11        --   Use of Proceeds
         SCHEDULE 5.18(a)     --   UCC Filing Jurisdictions
         SCHEDULE 5.18(b)-1   --   Mortgage Filing Jurisdictions
         SCHEDULE 5.18(b)-2   --   Owned and Leased Real Property
         SCHEDULE 5.28        --   Indebtedness
         SCHEDULE 9.2(b)(iii) --   Permitted Existing Indebtedness
         SCHEDULE 9.3(f)      --   Permitted Existing Liens

         EXHIBIT A   --    Form of Floating Rate Series A Senior Secured Note
         EXHIBIT B   --    Form of Fixed Rate Series B Senior Secured Note
         EXHIBIT C   --    Form of Security Agreement
         EXHIBIT D   --    Form of Mortgage
         EXHIBIT E   --    Form of Collateral Agency Agreement
         EXHIBIT F   --    Form of Opinion of Counsel for the Company
         EXHIBIT G   --    Form of Opinion of General Counsel for the Company
         EXHIBIT H   --    Form of Opinion of General Counsel for The Williams
                           Companies
         EXHIBIT I   --    Form of Opinion of Counsel for the Purchasers
         EXHIBIT J   --    Form of Closing Certificate
         EXHIBIT K   --    Form of Compliance Certificate
         EXHIBIT L   --    Form of Omnibus Agreement Amendment
         EXHIBIT M   --    Form of General Partner LLC Agreement Amendment

         EXHIBIT N   --    Form of Guarantor Partnership Agreement Amendment
         EXHIBIT O   --    Form of The Williams Companies Officer Certificate

         Floating Rate Series A Senior Secured Notes due October 7, 2007
          Fixed Rate Series B Senior Secured Notes due October 7, 2007

                                                                 October 1, 2002

TO THE PURCHASERS LISTED IN
THE ATTACHED SCHEDULE A-1
AND SCHEDULE A-2:

Ladies and Gentlemen:

      Each of Williams Pipe Line Company, LLC, a Delaware limited liability company (the "COMPANY"), Williams Energy Partners L.P., a Delaware limited partnership (the "GUARANTOR"), and Williams GP LLC, a Delaware limited liability company and its successors and assigns, including a newly organized Delaware limited liability company to be formed and to which the general partner interest and incentive distribution rights in the Guarantor held by Williams GP LLC will be transferred (the "GENERAL PARTNER"), agrees as follows:

1.    AUTHORIZATION OF NOTES.

      The Company will authorize the issue and sale of:

      (a) up to $200,000,000 aggregate principal amount of its Floating Rate Series A Senior Secured Notes due October 7, 2007 (the "SERIES A NOTES", such term to include the Series A-1 Notes and Series A-2 Notes described below and any such notes issued in substitution therefor pursuant to Section 14 of this Agreement;) and

      (b) up to $340,000,000 aggregate principal amount of its Fixed Rate Series B Senior Secured Notes due October 7, 2007 (the "SERIES B NOTES", such term to include the Series B-1 Notes, the Series B-2A Notes and the Series B-2B Notes described below and any such notes issued in substitution therefor pursuant to
Section 14 of this Agreement).

      The Series A Notes shall be issued in two series, the Series A-1 Notes (the "SERIES A-1 NOTES") and the Series A-2 Notes (the "SERIES A-2 NOTES"), on the Initial Closing Date and the Subsequent Closing Date, respectively. The Series B Notes shall be issued in three series; the Series B-1 Notes (the "SERIES B-1 NOTES") shall be issued on the Initial Closing Date, and the Series B-2A Notes (as defined below) and the Series B-2B Notes (as defined below) shall be issued on the Subsequent Closing Date. The Series A Notes and Series B Notes shall be substantially in the form set out in Exhibit A and Exhibit B, respectively, with such changes therefrom, if any, as may be approved by the Purchasers and the Company. The Series A Notes and Series B Notes are collectively referred to herein as the "NOTES", and individually as a "NOTE". Certain capitalized terms used in this Agreement are defined in Schedule B; references to a "Schedule" or an "Exhibit" are, unless otherwise specified, to a Schedule or an Exhibit attached to this Agreement.

      The Company is a direct subsidiary of the Guarantor, which owns 100% of the membership interests in the Company. Pursuant to Section 10 below (the "GUARANTEE"), the Guarantor will guarantee to the holders of the Notes, (i) the full and prompt payment of the principal of and interest, the Prepayment Premium, the Make-Whole Amount and other amounts owing, if any, on the Notes from time to time outstanding, as and when such payments become due and payable (including interest on overdue payments of principal, interest, the Prepayment Premium and the Make-Whole Amount at the rate set forth in the Notes), (ii) the full and prompt payment of all attorneys' fees, costs and expenses of collection incurred by the holders of such Notes in connection with the enforcement of the Guarantee and (iii) if the Guarantor shall fail to make any payment required to be made by it to any holder of any Note under Section 10 hereof on the date such payment is due thereunder, full and prompt payment of the interest on the amount of such payment, at the rate of interest then in effect with respect to overdue payments of principal or interest on the Notes concerned, from the date such payment was required to be made until the same is actually paid to such holder.

2.    SALE AND PURCHASE OF NOTES.

      Subject to the terms and conditions of this Agreement, the Company will issue and sell to each Purchaser, and each Purchaser severally commits to purchase from the Company, at the times provided for in Section 3, Notes in the principal amount specified opposite such Purchaser's name in Schedule A-1 and Schedule A-2 (collectively, its "COMMITMENT"; together with the Commitment of each other Purchaser, the "COMMITMENTS") at the purchase price of 100% of the principal amount thereof. Each Purchaser's Commitment hereunder is a several and not joint obligation, and no Purchaser shall have any obligation or liability to any Person for the performance or non-performance by any other Purchaser hereunder.

3.    CLOSINGS.

      The sale and purchase of the Notes shall occur as follows:

      (a) The sale and purchase of Series A-1 Notes and Series B-1 Notes in an aggregate principal amount of up to $420,000,000 to be purchased by the Purchasers shall occur at the offices of Simpson Thacher & Bartlett, 425 Lexington Avenue, New York, New York 10017, at 10:00 a.m., New York City time, at a closing (the "INITIAL CLOSING") on November 12, 2002 or on such other Business Day thereafter on or prior to November 27, 2002 as may be agreed upon by the Company and the Purchasers in writing (the "INITIAL CLOSING DATE"); and

      (b) The sale and purchase of Series A-2 Notes and Series B-2 Notes (as defined below) in an aggregate principal amount of up to the remaining balance of the aggregate Commitments to be purchased by the Purchasers shall occur at the offices of Simpson Thacher & Bartlett, 425 Lexington Avenue, New York, New York 10017, at 10:00 a.m., New York City time, at a single closing (the "SUBSEQUENT CLOSING", together with the Initial Closing, the "CLOSINGS" and each a "CLOSING") to be held on the tenth calendar day (or, if such date is not a Business Day, the next succeeding Business Day) following the giving of written notice by the Company to the Purchasers of the date of the Subsequent Closing (the "SUBSEQUENT CLOSING DATE") and the principal amount of Series A-2 Notes and Series B-2 Notes to be issued at the Subsequent Closing; provided, however, that the Subsequent Closing shall in any event occur on or prior to December 31, 2002. Commitments not utilized on or prior to December 31, 2002 shall automatically terminate.

      The interest rate applicable to the Series A-1 Notes to be sold at the Initial Closing and the Series A-2 Notes to be sold at the Subsequent Closing shall be determined on the second Business Day prior to the Initial Closing Date and Subsequent Closing Date, respectively, and shall be set based on the Six-Month LIBOR Rate then in effect plus the greater of (a) 425 basis points (4.25%) and (b) such margin as is necessary so that the interest rate on the Series A Notes shall equal the swap-adjusted equivalent of the weighted average interest rate on the Series B Notes issued at the same Closing. On each Interest Payment Date (as defined in the Series A Notes), the Company shall provide the Cash Escrow Agent with written notice of the Interest Rate (as defined in the Series A Notes) on the Series A Notes for the then current six-month interest period.

      The interest rate applicable to the Series B-1 Notes shall be 7.67%. The interest rate applicable to the Series B-2 Notes shall be equal to the yield on the five-year United States Treasury Bond plus 470 basis points (4.70%) as determined on the second Business Day prior to the Subsequent Closing Date (the "SERIES B-2A NOTES"); provided, however, that on or prior to November 4, 2002, each Purchaser shall be entitled to elect that the interest rate with respect to the Series B-2 Notes to be purchased by it at the Subsequent Closing shall instead be determined based on the yield on the five-year United States Treasury Bond as of the close of trading on October 31, 2002 (the "SERIES B-2B NOTES"; together with the Series B-2A Notes, the "SERIES B-2 NOTES").

      Notes to be sold by the Company at each Closing shall be allocated between Purchasers of the Series A Notes and the Purchasers of the Series B Notes pro rata in accordance with the Purchasers' Commitments.

      At each Closing the Company will deliver the Notes to be purchased by each Purchaser in the form of a single Note dated the date of such Closing and registered in such Purchaser's name (or in the name of its nominee), against delivery by such Purchaser to the Company or its order of immediately available funds in the amount of the purchase price therefor by wire transfer of immediately available funds for the account of the Company to account number 5572665 at Bank One Chicago, ABA 071000013. Upon the request of any Purchaser, the Company shall deliver two or more notes to such Purchaser each having denominations of at least $1,000,000 which together equal the amount of such Purchaser's investment on such Closing Date. If at either Closing the Company shall fail to tender such Notes to each Purchaser as provided above in this
Section 3, or any of the conditions specified in Sections 4.1, 4.2 or 4.3 shall not have been fulfilled to any Purchaser's satisfaction, such Purchaser shall, at its election, be relieved of its Commitment with respect to such Closing and from all further obligations under this Agreement, without thereby waiving any rights it may have by reason of such failure or such nonfulfillment.

4.    CONDITIONS TO THE COMMITMENTS AND THE CLOSINGS.

4.1   CONDITIONS PRECEDENT TO EFFECTIVENESS OF THE COMMITMENTS.

      Each Purchaser's Commitment is subject to the fulfillment to its satisfaction of the following conditions precedent:

      (a) Note Purchase Agreement; Security Agreement; Collateral Agency Agreement; Mortgages. The Purchasers shall have received this Agreement, executed and delivered by the General Partner, Guarantor and the Company. The Collateral Agent shall have received (i) the Security Agreement, executed and delivered by the Guarantor, the Company and the Collateral Agent, (ii) the Collateral Agency Agreement, executed and delivered by the Purchasers, the Guarantor, the Company and the Collateral Agent and (iii) a Mortgage with respect to each Mortgaged Property, executed and delivered by the Company in favor of the Collateral Agent for the benefit of the holders of the Notes.

      (b) Representations and Warranties. Each of the representations and warranties of the General Partner, the Guarantor and the Company contained in the Note Purchase Documents shall be true and correct on and as of the date hereof.

      (c) No Default. No Default or Event of Default shall have occurred and be continuing on the date hereof.

      (d) Financial Statements. Each Purchaser shall have received (i) audited consolidated financial statements of the Guarantor and audited financial statements of the Company for the 2000 and 2001 fiscal years and (ii) unaudited interim financial statements of each of the Guarantor (consolidated) and the Company for each fiscal quarter ended after the date of the latest applicable financial statements delivered pursuant to clause (i) of this paragraph as to which such financial statements are available, and such financial statements shall not, in any Purchaser's reasonable judgment, reflect the occurrence of any Material Adverse Effect since June 30, 2002.

      (e) Approvals. All governmental and material third party approvals necessary in connection with the continuing operations of the Guarantor and the Company and the transactions contemplated to occur on the Initial Closing Date shall have been obtained and be in full force and effect; and all notices necessary to be given in connection with the continuing operations of the Company and the transactions contemplated to occur on the Initial Closing Date shall have been given and be in full force and effect except for those notices
(i) which are customarily given after the Initial Closing Date and (ii) as to which the failure to give such notice would not in the aggregate have a Material Adverse Effect.

      (f) Lien Searches. Each Purchaser shall have received the results of any Lien search it shall have requested, and such search shall reveal no Liens on any of the assets of the Company except for Liens permitted by Section 9.3 or discharged on or prior to the date hereof pursuant to documentation satisfactory to such Purchaser.

      (g) Pledged Stock; Stock Powers; Pledged Notes. The Collateral Agent shall have received (i) any certificates representing the shares of Capital Stock of the Company pledged by the Guarantor pursuant to the Security Agreement, together with an undated stock power for each such certificate executed in blank by a duly authorized officer of the pledgor thereof and (ii) each promissory note (if any) pledged to the Collateral Agent pursuant to the Security Agreement endorsed (without recourse) in blank (or accompanied by an executed transfer form in blank) by the pledgor thereof.

      (h) Services Agreement. The Purchasers shall have received the Services Agreement, duly executed by Williams Petroleum Services, LLC, Williams Energy Services, LLC and the General Partner (the "SERVICES AGREEMENT"), in form and substance reasonably satisfactory to each Purchaser.

      (i) General Partner LLC Agreement Amendment. The General Partner LLC Agreement shall have been amended in form and substance reasonably satisfactory to the Purchasers to provide that the General Partner shall not be authorized or permitted to, without the prior written consent of a majority of the Independent Directors (and no such actions shall be taken or authorized unless there are at least three Independent Directors then serving in such capacity), (i) file or consent to the filing of any bankruptcy, insolvency or reorganization petition naming the General Partner as debtor or otherwise institute bankruptcy or insolvency proceedings by or against the General Partner or otherwise seek, with respect to the General Partner, relief from debts or the protection from creditors generally, (ii) seek or consent to the appointment of a receiver, liquidator, conservator, assignee, trustee, sequestrator, custodian or any similar official for the General Partner or all or any substantial portion of any of its properties, (iii) make or consent to a general assignment for the benefit of its creditors. In acting or otherwise voting on the matters referred to in this Section 4.1(i), to the fullest extent permitted by law, including
Section 18-1101(c) of the Delaware Limited Liability Company Act, as amended from time to time, the Independent Directors shall consider only the interests of the General Partner including its respective creditors.

      (j) Omnibus Agreement Amendment. The Omnibus Agreement shall have been amended substantially in the form of Exhibit L.

      (k) General Partner Bank Account. The Purchasers shall have received evidence that the General Partner shall have opened a bank deposit account (the "GENERAL PARTNER BANK ACCOUNT") in its own name.

      (l) Purchaser Credit Approval. Each Purchaser shall have received any internal credit approval required in respect to its purchase of the Notes.

4.2   CONDITIONS PRECEDENT TO THE INITIAL CLOSING.

      Each Purchaser's obligation to purchase and pay for the Series A-1 Notes or Series B-1 Notes to be sold to it at the Initial Closing is subject to the fulfillment to such Purchaser's satisfaction, prior to or at the Initial Closing, of the conditions precedent contained in Section 4.1 and of the following conditions precedent:

      (a) Sale of Other Notes. Contemporaneously with the Initial Closing, the Company shall have sold to the other Purchasers, and the other Purchasers shall have purchased, the

Series A-1 Notes and Series B-1 Notes to be purchased by them at the Initial Closing in accordance with the amounts set forth in Schedule A-1.

      (b) Legal Opinions. The Purchasers shall have received the following executed legal opinions:

            (i) the legal opinion of Vinson & Elkins, counsel to the General Partner, the Guarantor and the Company, substantially in the form of Exhibit F;

            (ii) the legal opinion of Craig Rich, general counsel of the General Partner, the Guarantor and the Company, substantially in the form of Exhibit G;

            (iii) the legal opinion of William G. von Glahn, general counsel of The Williams Companies, substantially in the form of Exhibit H;

            (iv) the legal opinion of Richards, Layton & Finger, Delaware special counsel to the Company;

            (v) the legal opinion of local counsel in each of the jurisdictions where real property of the Company is located; and

            (vi) the legal opinion of Simpson Thacher & Bartlett, counsel to the Purchasers substantially in the form of Exhibit I.

Each such legal opinion shall cover such other matters incident to the transactions contemplated by this Agreement as the Purchasers may reasonably require.

      (c) Formation Agreement Amendments. The General Partner LLC Agreement and the Guarantor Partnership Agreement shall have been amended substantially in the forms of Exhibit M and Exhibit N, respectively (collectively, the "FORMATION AGREEMENT AMENDMENTS").

      (d) Closing Certificate; Certified Certificate of Incorporation; Good Standing Certificates. The Purchasers shall have received a certificate of each of the General Partner, the Guarantor and the Company, dated the Initial Closing Date, substantially in the form of Exhibit J, with appropriate insertions and attachments, including (i) the certificate of formation of such entity certified by the relevant authority of the jurisdiction of its formation, (ii) the Formation Agreement of such entity and (iii) a good standing certificate for such entity, if available, from its jurisdiction of organization.

      (e) Representations and Warranties. Each of the representations and warranties made by the General Partner, the Guarantor and the Company pursuant to Section 5 of this Agreement or contained in any other Note Purchase Document shall be true and correct on and as of the Initial Closing Date as if made on and as of such date other than those representations and warranties that expressly relate solely to a specific date, which shall be remain true and correct as of such earlier date.

      (f) No Default. No Default or Event of Default shall have occurred and be continuing on such date or after giving effect to the purchase of Notes on the Initial Closing Date.

      (g) Repayment of Bridge Financing. The Purchasers shall have received satisfactory evidence that the $700,000,000 Senior Loan Facility by and among the Company and the Guarantor, as Co-Borrowers, Bank of America, N.A., as administrative agent, and the lenders party thereto shall have been terminated and all amounts outstanding thereunder shall have been paid in full with the proceeds of the Notes issued at the Initial Closing.

      (h) Private Placement Number. A Private Placement number issued by Standard & Poor's CUSIP Service Bureau (in cooperation with the Securities Valuation Office of the National Association of Insurance Commissioners) shall have been obtained for the Series A-1 Notes and Series B-1 Notes.

      (i) Expenses. The Purchasers shall have received all expenses for which invoices have been presented (including the reasonable fees and expenses of external legal counsel to Purchasers), on or before the Initial Closing Date. No fee shall be paid to any Purchaser by the Company or any of its Affiliates unless the same fee shall have been offered to each other Purchaser. All such amounts will be paid with proceeds of Notes sold on the Initial Closing Date and will be reflected in the funding instructions given by the Company to the Purchasers on or before the Initial Closing Date.

      (j) Responsible Officer Certificate. The Purchasers shall have received a certificate from a Responsible Officer of each of the General Partner, the Guarantor and the Company, dated the Initial Closing Date, (i) stating that (A) the representations and warranties made by the General Partner, the Guarantor or the Company pursuant to Section 5 of this Agreement or contained in any other Note Purchase Document shall be true and correct on and as of the Initial Closing Date as if made on and as of such date and (B) no Default or Event of Default shall have occurred and be continuing on such date or after giving effect to the purchase of Notes on the Initial Closing Date, and (ii) in the case of the Guarantor and the Company, setting forth in reasonable detail a calculation demonstrating compliance with the covenants set forth in Section 9.1 after giving effect to the issuance of the Notes on the Initial Closing Date on a pro forma basis.

      (k) Filings, Registrations and Recordings. Each document (including any Uniform Commercial Code financing statement) required by the Security Documents or under law or reasonably requested by the Purchasers to be filed, registered or recorded in order to create in favor of the Collateral Agent, for the benefit of the holders of the Notes, a perfected Lien on assets representing at least 95% of the aggregate value of the Collateral, prior and superior in right to any other Person (other than with respect to Liens expressly permitted by Section 9.3), shall be in proper form for filing, registration or recordation, and shall have been filed in the correct filing offices. In addition, the Company shall have paid all filing and recording fees and all costs and expenses in connection with the Security Documents, including those of the Collateral Agent and its counsel.

      (l) Insurance. The Purchasers shall have received insurance certificates, endorsements and reports satisfying the requirements of Section 8.5.

      (m) Each Purchaser's purchase of Notes shall (a) be permitted by the laws and regulations of each jurisdiction to which such Purchaser is subject, without recourse to provisions (such as Section 1405(a)(8) of the New York Insurance
Law) permitting limited investments by insurance companies without restriction as to the character of the particular investment, (b) not violate any applicable law or regulation (including, without limitation, Regulation T, U or X of the Board of Governors of the Federal Reserve System) and (c) not subject such Purchaser to any tax, penalty or liability under or pursuant to any applicable law or regulation, which law or regulation was not in effect on the date hereof. If requested by any Purchaser, such Purchaser shall have received an officer's certificate from the Company certifying as to such matters of fact as such Purchaser may reasonably specify to enable such Purchaser to determine whether such purchase is so permitted.

      (n) Neither the Guarantor nor the Company shall have changed its jurisdiction of organization or been a party to any merger or consolidation or shall have succeeded to all or any substantial part of the liabilities of any other entity, at any time following the date of the most recent financial statements delivered.

      (o) The Purchasers shall have received a certificate from a Responsible Officer of The Williams Companies, dated the Initial Closing Date, substantially in the form of Exhibit O ("THE WILLIAMS COMPANIES OFFICER CERTIFICATE").

      (p) The general partner interest of Williams GP LLC shall have been transferred to a newly organized Delaware limited liability company, and such newly organized Delaware limited liability company shall have been admitted as the general partner of the Guarantor pursuant to the General Partnership Agreement and shall have agreed to assume the rights and duties of the general partner under the Guarantor Partnership Agreement, and Williams GP LLC shall have withdrawn as a general partner of the Guarantor.

      (q) All corporate and other proceedings in connection with the transactions contemplated by this Agreement and all documents, instruments and legal matters incident to such transactions shall be satisfactory to each Purchaser and each Purchaser's counsel, and each Purchaser and such counsel shall have received all such counterpart originals or certified or other copies of such documents as each Purchaser or such counsel may reasonably request.

4.3   CONDITIONS PRECEDENT TO THE SUBSEQUENT CLOSING.

      Each Purchaser's obligation to purchase and pay for the Series A-2 Notes or Series B-2 Notes to be sold to it at the Subsequent Closing is subject to the fulfillment to such Purchaser's satisfaction, prior to or at the Subsequent Closing, of the conditions precedent contained in Section 4.1 and 4.2 and of the following conditions precedent:

      (a) Acquisition, etc. If the Subsequent Closing shall be for an amount in excess of $60,000,000:

            (i) (A) the Company shall have completed the acquisition from Tesoro of its 430-mile pipeline system extending between Mandan, North Dakota and Minneapolis, Minnesota and four related terminals for up to $115,000,000 on terms and conditions reasonably satisfactory to the Purchasers (the "ACQUISITION"); (B) Tesoro shall have affirmed that all of the representations and warranties of Tesoro contained in the Acquisition Documentation shall be true and correct in all material respects; and (C) all governmental and material third party approvals necessary in connection with the Acquisition and the Acquisition financing contemplated hereby shall have been obtained and be in full force and effect, and all applicable waiting periods shall have expired without any action being taken or threatened by any competent authority that would restrain, prevent or otherwise impose adverse conditions on the Acquisition or the financing contemplated hereby.

            (ii) Lien Searches. Each Purchaser shall have received the results of any Lien search it shall have requested relating to assets acquired in the Acquisition, and such search shall reveal no Liens on any such assets except for Liens permitted by Section 9.3 or discharged on or prior to the Subsequent Closing Date pursuant to documentation satisfactory to such Purchaser.

            (iii) Filings, Registrations and Recordings. Each document (including any mortgage agreement or Uniform Commercial Code financing statement) required by Section 8.13 of this Agreement, the Security Documents or under law or requested by the Purchasers to be filed, registered or recorded in order to create in favor of the Collateral Agent, for the benefit of the holders of the Notes, a perfected Lien on substantially all of the assets acquired in connection with the Acquisition, prior and superior in right to any other Person (other than with respect to Liens expressly permitted by Section 9.3), shall have been filed concurrently with the Subsequent Closing.

            (iv) Local Counsel Legal Opinion. The Purchasers shall have received the legal opinion of local counsel in each of the jurisdictions where real property acquired in the Acquisition is located.

      (b) Sale of Other Notes. Contemporaneously with the Subsequent Closing, the Company shall have sold to the other Purchasers, and the other Purchasers shall have purchased, the Series A-2 Notes and Series B-2 Notes to be purchased by them at the Subsequent Closing in accordance with the amounts set forth in Schedule A-2.

      (c) Representations and Warranties. Each of the representations and warranties made by the General Partner, the Guarantor and the Company pursuant to Section 5 of this Agreement or contained in any the Note Purchase Document shall be true and correct on and as of the Subsequent Closing Date, after giving effect to the Acquisition and the purchase of Notes on the Subsequent Purchase Date, as if made on and as of such date other than those representations and warranties that expressly relate solely to a specific date, which shall be true and correct as of such earlier date.

      (d) No Default. No Default or Event of Default shall have occurred and be continuing on such date or after giving effect to the Acquisition and the purchase of the Notes on the Subsequent Closing Date.

      (e) Legal Opinions. The Purchasers shall have received the following executed legal opinions:

            (i) the legal opinion of Vinson & Elkins, counsel to the General Partner, the Guarantor and the Company;

            (ii) the legal opinion of Craig Rich, general counsel of the General Partner, the Guarantor and the Company; and

            (iii) the legal opinion of Simpson Thacher & Bartlett, counsel to the Purchasers.

Each such legal opinion shall cover such matters as are relevant to the enforceability of the Notes issued on the Subsequent Closing Date and, in the case of clause (ii), the valid existence and good standing of the General Partner, the Guarantor and the Company on the Subsequent Closing Date and, in the case of the Guarantor and the Company, their authority to issue and deliver the Notes and the Guarantee to be issued on the Subsequent Closing Date.

      (f) Private Placement Number. A Private Placement number issued by Standard & Poor's CUSIP Service Bureau (in cooperation with the Securities Valuation Office of the National Association of Insurance Commissioners) shall have been obtained for the Series A-2 Notes, the Series B-2A Notes and the Series B-2B Notes to be issued and sold on the Subsequent Closing Date.

      (g) Expenses. The Purchasers shall have received all expenses for which invoices have been presented (including the reasonable fees and expenses of external legal counsel to the Purchasers), on or before the Subsequent Closing Date. Except as reflected in the terms of the Notes, no fee shall be paid to any Purchaser unless the same fee shall have been offered to each other Purchaser. All such amounts will be paid with proceeds of Notes sold on the Subsequent Closing Date and will be reflected in the funding instructions given by the Company to the Purchasers on or before the Subsequent Closing Date. In addition, the Company shall have paid all filing and recording fees and all costs and expenses in connection with any new Mortgages.

      (h) Responsible Officer Certificate. The Purchasers shall have received a certificate from a Responsible Officer of each of the General Partner, the Guarantor and the Company, dated the Subsequent Closing Date, (i) stating that
(A) the representations and warranties made by the General Partner, the Guarantor or the Company pursuant to Section 5 of this Agreement or contained in any other Note Purchase Document shall be true and correct on and as of the Subsequent Closing Date as if made on and as of such date and (B) no Default or Event of Default shall have occurred and be continuing on such date or after giving effect to the Acquisition and the purchase of Notes on the Subsequent Closing Date, and (ii) in the case of the

Guarantor and the Company, setting forth in reasonable detail a calculation demonstrating compliance with the covenants set forth in Section 9.1 after giving effect to the Acquisition, if applicable, and the issuance of the Notes on the Subsequent Closing Date on a pro forma basis.

      (i) Each Purchaser's purchase of Notes shall (a) be permitted by the laws and regulations of each jurisdiction to which such Purchaser is subject, without recourse to provisions (such as Section 1405(a)(8) of the New York Insurance
Law) permitting limited investments by insurance companies without restriction as to the character of the particular investment, (b) not violate any applicable law or regulation (including, without limitation, Regulation T, U or X of the Board of Governors of the Federal Reserve System) and (c) not subject such Purchaser to any tax, penalty or liability under or pursuant to any applicable law or regulation, which law or regulation was not in effect on the date hereof. If requested by any Purchaser, such Purchaser shall have received an officer's certificate from the Company certifying as to such matters of fact as such Purchaser may reasonably specify to enable such Purchaser to determine whether such purchase is so permitted.

      (j) Neither the Guarantor nor the Company shall have changed its jurisdiction of incorporation or been a party to any merger or consolidation or shall have succeeded to all or any substantial part of the liabilities of any other entity, at any time following the date of the most recent financial statements delivered.

      (k) All corporate and other proceedings in connection with the transactions contemplated by this Agreement and all documents, instruments and legal matters incident to such transactions shall be satisfactory to each Purchaser and each Purchaser's counsel, and each Purchaser and such counsel shall have received all such counterpart originals or certified or other copies of such documents as each Purchaser or such counsel may reasonably request.

5.    REPRESENTATIONS AND WARRANTIES.

      The General Partner, the Guarantor and the Company jointly and severally represent and warrant to the Purchasers that:

5.1   FINANCIAL CONDITION.

      (a) The unaudited pro forma balance sheet of the Company as at June 30, 2002 (including the notes thereto) (the "PRO FORMA BALANCE SHEET"), copies of which have heretofore been furnished to each Purchaser, has been prepared giving effect (as if such events had occurred on such date) to (i) the consummation of the Acquisition, (ii) the Notes to be sold to the Purchasers on the Initial Closing Date and Subsequent Closing Date and the use of proceeds thereof and
(iii) the payment of fees and expenses in connection with the foregoing. The Pro Forma Balance Sheet has been prepared based on the best information available to the Company as of the date of delivery thereof, and presents fairly on a pro forma basis the combined financial position of Company and Tesoro as of June 30, 2002, assuming that the events specified in the preceding sentence had actually occurred at such date. None of the General Partner, the Guarantor or the Company is aware of any fact or circumstance that would result in the Pro Forma Balance Sheet being inaccurate as of the date hereof.

      (b) The audited consolidated balance sheet of the Guarantor as of December 31, 2000 and December 31, 2001, and the related consolidated statements of income and of cash flows for the fiscal years ended on such dates, as reported on by and accompanied by an unqualified report from Ernst & Young LLP, presents fairly the consolidated financial condition of the Guarantor and its Subsidiaries as of such date, and the consolidated results of its operations and cash flows for the respective fiscal years then ended. The audited balance sheets of the Company as of December 31, 2000 and December 31, 2001, and the related statements of income and of cash flows for the fiscal years ended on such dates, present fairly the financial condition of the Company as at such date, and the results of its operations and its cash flows for the respective fiscal years then ended. The unaudited consolidated balance sheet of the Guarantor and its Subsidiaries as of June 30, 2002, and the related unaudited consolidated statement of income and cash flows for the six-month period ended on such date, presents fairly the consolidated financial condition the Guarantor as of such date, and the consolidated results of their operations and consolidated cash flows for the six-month period then ended (subject to normal year-end audit adjustments). The unaudited balance sheet of the Company as at June 30, 2002, and the related unaudited statement of income and cash flows for the six-month period ended on such date, presents fairly the financial condition of the Company as at such date, and the results of its operations and its consolidated cash flows for the six-month period then ended (subject to normal year-end audit adjustments). All such financial statements, including the related schedules and notes thereto, have been prepared in accordance with GAAP applied consistently throughout the periods involved (except as approved by the aforementioned firm of accountants and disclosed therein). Neither the Guarantor (on a consolidated basis) nor the Company has any material Guarantee Obligations, contingent liabilities and liabilities for taxes, or any long-term leases or unusual forward or long-term commitments, including any interest rate or foreign currency swap or exchange transaction or other obligation in respect of derivatives, that are not reflected in the most recent financial statements referred to in this paragraph. During the period from June 30, 2002 to and including the date hereof there has been no Disposition by either the Guarantor (on a consolidated basis) or the Company of any material part of its business or property.

5.2   NO CHANGE.

      Since June 30, 2002, there has been no development or event that has had or could reasonably be expected to have a Material Adverse Effect.

5.3   EXISTENCE; COMPLIANCE WITH LAW.

      Each of the General Partner, the Guarantor and the Company (a) is duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization, (b) has the power and authority, and the legal right, to own and operate its property, to lease the property it operates as lessee and to conduct the business in which it is currently engaged, (c) is duly qualified as a foreign corporation or entity and in good standing under the laws of each jurisdiction where its ownership, lease or operation of property or the conduct of its business requires such qualification, except as in the aggregate could not reasonably be expected to have a Material Adverse Effect and (d) is in compliance with all Requirements of Law except to the extent that the failure to comply therewith could not, in the aggregate, reasonably be expected to have a Material Adverse Effect.

5.4   POWER; AUTHORIZATION; ENFORCEABLE OBLIGATIONS.

      Each of the General Partner, the Guarantor and the Company has the power and authority to make, deliver and perform the Note Purchase Documents to which it is a party and, in the case of the Company, to sell the Notes pursuant to the terms and conditions of this Agreement. Each of the General Partner, the Guarantor and the Company has taken all necessary organizational action to authorize the execution, delivery and performance of the Note Purchase Documents to which it is a party and, in the case of the Company, to authorize the sale of the Notes on the terms and conditions of this Agreement. No consent or authorization of, filing with, notice to or other act by or in respect of, any Governmental Authority or any other Person is required in connection with the sale of Notes hereunder or with the execution, delivery, performance, validity or enforceability of this Agreement or any of the Note Purchase Documents, except (i) consents, authorizations, filings and notices described in Schedule 5.4, which consents, authorizations, filings and notices have been obtained or made and are in full force and effect, (ii) the filings referred to in Section
5.18 and (iii) notices customarily given after the Initial Closing Date for which the failure to give would not in the aggregate have a Material Adverse Effect. Each Note Purchase Document has been duly executed and delivered on behalf of each party thereto. This Agreement constitutes, and each other Note Purchase Document upon execution by the General Partner, the Guarantor and the Company, as applicable, will constitute, a legal, valid and binding obligation of each party thereto, enforceable against each such party in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors' rights generally and by general equitable principles (whether enforcement is sought by proceedings in equity or at law).

5.5   NO LEGAL BAR.

      The execution, delivery and performance of this Agreement and the other Note Purchase Documents, the sale of Notes hereunder and the use of the proceeds thereof will not violate any Requirement of Law or any Contractual Obligation of the General Partner, the Guarantor or the Company or, as of the Initial Funding Date, any Contractual Obligation of The Williams Companies listed on Exhibit A to The Williams Companies Officer Certificate and, as of the Initial Funding Date, will not result in, or require, the creation or imposition of any Lien on any of their respective properties or revenues pursuant to any Requirement of Law or any such Contractual Obligation (other than the Liens created by the Security Documents). No Requirement of Law or Contractual Obligation applicable to the General Partner, the Guarantor or the Company, and, as of the Initial Funding Date, no Contractual Obligation applicable to The Williams Companies listed on Exhibit A to The Williams Companies Officer Certificate, could reasonably be expected to have a Material Adverse Effect.

5.6   LITIGATION.

      No litigation, investigation or proceeding of or before any arbitrator or Governmental Authority is pending or, to the knowledge of the General Partner, the Guarantor or the Company, threatened by or against the General Partner, the Guarantor or the Company or against any of their respective properties or revenues (a) with respect to any of the Note Purchase Documents or any of the transactions contemplated hereby or thereby or (b) that could reasonably be expected to have a Material Adverse Effect.

5.7   NO DEFAULT.

      None of the General Partner, the Guarantor or the Company is in default under or with respect to any of its Contractual Obligations in any respect that could reasonably be expected to have a Material Adverse Effect. No Default or Event of Default has occurred and is continuing.

5.8   OWNERSHIP OF PROPERTY; LIENS.

      The Company has (a) indefeasible record title in fee simple to, or a valid leasehold or beneficial easement interest in, all real property used or necessary for the conduct of the Company's business as it is presently conducted, and (b) except for property covered by Section 5.9 hereof, good title to, or a valid leasehold interest in, all other property used or necessary for the conduct of the Company's business as it is presently conducted. No such real or other property is subject to any Lien except as permitted by Section 9.3. Except for office space and certain control room facilities located in One Williams Center, Tulsa, Oklahoma, the Company operates its business without the use of any material facilities shared with or owned or jointly owned by The Williams Companies.

5.9   INTELLECTUAL PROPERTY.

      The Company owns, or licenses pursuant to the Omnibus Agreement, all Intellectual Property necessary for the conduct of its business (including the operation of its pipeline facilities) as currently conducted. No material claim has been asserted and is pending by any Person challenging or questioning the Company's use or ownership of any Intellectual Property or the validity or effectiveness of any Intellectual Property, nor does the General Partner, the Guarantor or the Company know of any valid basis for any such claim. The use of Intellectual Property by the Company does not infringe on the rights of any Person in any material respect.

5.10  TAXES.

      Each of the Guarantor and the Company has filed or caused to be filed all Federal, state and other material tax returns that are required to be filed and has paid all taxes shown to be due and payable on said returns or on any assessments made against it or any of its property and all other taxes, fees or other charges imposed on it or any of its property by any Governmental Authority (other than any the amount or validity of which are currently being contested in good faith by appropriate proceedings and with respect to which reserves in conformity with GAAP have been provided on the books of the Guarantor or the Company, as applicable); no tax Lien has been filed, and, to the knowledge of the Guarantor and the Company, no claim is being asserted, with respect to any such tax, fee or other charge.

5.11  FEDERAL REGULATIONS.

      The Company will apply the proceeds of the sale of the Notes to prepay existing Indebtedness in accordance with Schedule 5.11, to finance the Acquisition and directly or indirectly for other general corporate purposes and capital expenditures as described in the

Supplied Confidential Information. No part of the proceeds from the sale of the Notes hereunder will be used, directly or indirectly, for the purpose of buying or carrying any margin stock within the meaning of Regulation U of the Board of Governors of the Federal Reserve System (12 CFR 207), or for the purpose of buying or carrying or trading in any securities under such circumstances as to involve the Company in a violation of Regulation X of such Board (12 CFR 224) or to involve any broker or dealer in a violation of Regulation T of such Board (12 CFR 220). Margin stock does not constitute more than 10% of the value of the consolidated assets of the General Partner, the Guarantor or Company and none of the General Partner, the Guarantor or the Company has the present intention that margin stock will constitute more than 10% of the value of such assets. As used in this Section, the terms "margin stock" and "purpose of buying or carrying" shall have the meanings assigned to them in said Regulation U.

5.12  LABOR MATTERS.

      None of the General Partner, the Guarantor or the Company has any employees. Except as, in the aggregate, could not reasonably be expected to have a Material Adverse Effect: (a) there are no strikes or other pending labor disputes involving those employees of The Williams Companies relevant to the continuing operations of the General Partner, the Guarantor or the Company nor, to the best of the knowledge of the General Partner, the Guarantor or the Company, are any such strikes or disputes threatened; (b) to the best of the knowledge of the General Partner, the Guarantor or the Company, the hours worked by and payment made to any employees of The Williams Companies which are relevant to the continuing operations of the General Partner, the Guarantor and the Company have not been in violation of the Fair Labor Standards Act or any other applicable Requirement of Law dealing with such matters; and (c) to the best of the knowledge of the General Partner, the Guarantor or the Company, all payments due from The Williams Companies on account of employee health and welfare insurance relating to employees of The Williams Companies which are relevant to the continuing operations of the General Partner, the Guarantor and the Company have been paid or accrued as a liability on the books of The Williams Companies.

5.13  ERISA.

      (a) Except as, individually or in the aggregate, could not reasonably be expected to have a Material Adverse Effect: (i) Neither a Reportable Event nor an "accumulated funding deficiency" (within the meaning of Section 412 of the Code or Section 302 of ERISA) has occurred during the five-year period prior to the date on which this representation is made or deemed made with respect to any Plan, and each Plan has complied in all material respects with the applicable provisions of ERISA and the Code; (ii) no termination of a Single Employer Plan has occurred resulting in a Lien in favor of the PBGC or a Plan during such five-year period; (iii) the present value of all accrued benefits under each Single Employer Plan (based on those assumptions used to fund such Plans) did not, as of the last annual valuation date prior to the date on which this representation is made or deemed made, exceed the value of the assets of such Plan allocable to such accrued benefits; (iv) none of The Williams Companies, the Company, any Commonly Controlled Entity or an ERISA Affiliate has had a complete or partial withdrawal from any Multiemployer Plan; (v) neither The Williams Companies, the Company, any Commonly Controlled Entity or any ERISA Affiliate would become subject to any liability under ERISA if The Williams Companies, the Company, any such Commonly Controlled Entity or any ERISA Affiliate were to withdraw completely from all Multiemployer Plans as of the valuation date most closely preceding the date on which this representation is made or deemed made; and (vi) no Multiemployer Plan is in Reorganization or Insolvent.

      (b) The execution and delivery of this Agreement and the issuance and sale of the Notes hereunder will not involve any transaction that is subject to the prohibitions of Section 406 of ERISA or in connection with which a tax could be imposed pursuant to section 4975(c) of the Code. The General Partner, the Guarantor and the Company, in making this representation, are relying upon the accuracy of the Purchasers' representations in Section 6.2.

5.14  INVESTMENT COMPANY ACT; OTHER REGULATIONS.

      Neither the General Partner, the Guarantor or the Company is an "investment company", or a company "controlled" by an "investment company", within the meaning of the Investment Company Act of 1940, as amended. Neither the Guarantor nor the Company is subject to regulation under any Requirement of Law (other than Regulation X of the Board) that limits its ability to incur Indebtedness.

5.15  SUBSIDIARIES.

      The Company has no Subsidiaries. There are no outstanding subscriptions, options, warrants, calls, rights or other agreements or commitments of any nature relating to any Capital Stock of the Company, except as created by the Note Purchase Documents.

5.16  ENVIRONMENTAL MATTERS.

      (a) Except as, in the aggregate, could not reasonably be expected to have a Material Adverse Effect:

            (i) the facilities and properties owned, leased or operated by the Company (the "PROPERTIES") do not contain, and have not previously contained, any Materials of Environmental Concern in amounts or concentrations or under circumstances that constitute or constituted a violation of, or could give rise to liability under, any applicable Environmental Laws;

            (ii) the Company has not received any written notice of violation, alleged violation, non-compliance, liability or potential liability regarding environmental matters or compliance with Environmental Laws, and is not aware of such notice with regard to any of the Properties or the business operated by the Company (the "BUSINESS"), nor does the General Partner, the Guarantor or the Company have knowledge or reason to believe that any such notice will be received or is being threatened;

            (iii) Materials of Environmental Concern have not been transported or disposed of from the Properties by the Company or, to the knowledge of the General Partner, the Guarantor, or the Company, any other person or entity, in violation of, or in a manner or to a location that could give rise to liability under, any applicable Environmental Laws, nor have any Materials of Environmental

            Concern been generated, treated, stored or disposed of by the Company or, to the knowledge of the General Partner, the Guarantor, or the Company, any other person or entity, at, on or under any of the Properties in violation of, or in a manner that could give rise to liability under, any applicable Environmental Laws;

            (iv) no judicial proceeding or governmental or administrative action is pending or, to the knowledge of the General Partner, the Guarantor or the Company, threatened, under any Environmental Laws to which the Company is or, to the knowledge of the General Partner, the Guarantor or the Company, will be named as a party , nor are there any consent decrees or other decrees, consent orders, administrative orders , or other administrative or judicial requirements imposing obligations that remain pending under any Environmental Laws with respect to the Properties or the Business;

            (v) there has been no release or threat of release of Materials of Environmental Concern by the Company or, to the knowledge of the General Partner, the Guarantor or the Company, otherwise, at or from the Properties, or arising from or related to the operations of the Company in connection with the Properties or otherwise in connection with the Business, in violation of or in amounts or in a manner that could give rise to liability under any applicable Environmental Laws;

            (vi) the Properties and all operations at the Properties are in compliance with all applicable Environmental Laws, and there has been no violation of any Environmental Law with respect to the Properties or the Business; and

            (vii) none of the General Partner, the Guarantor or the Company has assumed any liability of any other Person under Environmental Laws.

For purposes of Section 12 of this Agreement (Events of Default), each of the foregoing representations and warranties contained in this Section 5.16(a) that are qualified by the knowledge of any of the General Partner, the Guarantor or the Company shall be deemed not to be so qualified. For the avoidance of doubt, it is understood that the Company is in the business of transporting by pipeline a product that is included within the definition of Materials of Environmental Concern, and it is agreed that the Company's product being transported by, and entirely contained in, pipelines and related equipment in accordance with all applicable Environmental Laws and without releases or threatened releases to the environment is not, in and of itself, a condition that breaches any of the representations and warranties in this Section 5.16(a).

      (b) All environmental audits, studies, correspondence and other documents in the Company's possession or control pertaining to issues that could reasonably be expected to be material to the Business involving Materials of Environmental Concern or compliance with applicable Environmental Laws have been made available to the Purchasers.

5.17  ACCURACY OF INFORMATION, ETC.

      No statement or information contained in this Agreement, any other Note Purchase Document, the Supplied Confidential Information or any other document, certificate or statement furnished by or on behalf of the General Partner, the Guarantor or the Company to the Purchasers, or any of them, for use in connection with the transactions contemplated by this Agreement or the other Note Purchase Documents, contained as of the date such statement, information, document or certificate was so furnished (or, in the case of the Supplied Confidential Information, as of the date of this Agreement), any untrue statement of a material fact or omitted to state a material fact necessary to make the statements contained herein or therein not misleading. The projections and pro forma financial information contained in the materials referenced above are based upon good faith estimates and assumptions believed by management of the Company to be reasonable at the time made and on the date hereof, it being recognized by the Purchasers that such financial information as it relates to future events is not to be viewed as fact and that actual results during the period or periods covered by such financial information may differ from the projected results set forth therein by a material amount.

5.18  SECURITY DOCUMENTS.

      (a) The Security Agreement is effective to create in favor of the Collateral Agent, for the benefit of the holders of the Notes, a legal, valid and enforceable security interest in the Collateral described therein and proceeds thereof. When financing statements and other filings specified on
Schedule 5.18(a) in appropriate form are filed in the offices specified on
Schedule 5.18(a), the Security Agreement shall constitute a fully perfected Lien on, and security interest in, all right, title and interest of the Guarantor and Company in the Collateral (to the extent that a Lien can be perfected by filing under the Uniform Commercial Code as in effect in the applicable jurisdictions), including the uncertificated Pledged Stock of the Company owned by the Guarantor, and the proceeds thereof, as security for the Obligations (as defined in the Security Agreement), in each case prior and superior in right to any other Person (except, in the case of Collateral other than the Pledged Stock, Liens permitted by Section 9.3).

      (b) Each of the Mortgages is effective to create in favor of the Collateral Agent, for the benefit of the holders of the Notes, a legal, valid and enforceable Lien on the Mortgaged Properties described therein and proceeds thereof, and when the Mortgages are filed in the offices specified on Schedule 5.18(b)-1, each such Mortgage shall constitute a fully perfected Lien on, and security interest in, all right, title and interest of the Company in the Mortgaged Properties and the proceeds thereof, as security for the Obligations (as defined in the relevant Mortgage), in each case prior and superior in right to any other Person, subject to Permitted Liens. Schedule 5.18(b)-2 lists, as of the Initial Closing Date, each parcel of owned real property (other than easements) and each leasehold interest in real property located in the United States and held by the Company.

5.19  SOLVENCY.

      Each of the General Partner, the Guarantor and the Company is, and after giving effect to the sale of the Notes and the consummation of the Acquisition will be and will continue to be, Solvent.

5.20  REGULATION H.

      No Mortgage encumbers improved real property that is located in an area that has been designated by the Director of the Federal Emergency Management Agency as an area having special flood hazards and in which flood insurance has been made available under the National Flood Insurance Act of 1968 and for which the appropriate amount of flood insurance coverage has not been obtained by the Company.

5.21  ACQUISITION DOCUMENTATION.

      The Guarantor and the Company has delivered to the Purchasers a complete and correct copy of the Acquisition Documentation, including any amendments, supplements or modifications with respect to any of the foregoing.

5.22  PRIVATE OFFERING BY THE COMPANY.

      None of the General Partner, the Guarantor, the Company or anyone acting on their behalf has offered the Notes or any similar securities for sale to, or solicited any offer to buy any of the same from, or otherwise approached or negotiated in respect thereof with more than 20 other Institutional Investors, each of which has been offered the Notes at a private sale for investment. None of the General Partner, the Guarantor, the Company or anyone acting on their behalf has taken, or will take, any action that would subject the issuance or sale of the Notes to the registration requirements of Section 5 of the Securities Act.

5.23  FOREIGN ASSETS CONTROL REGULATIONS, ETC.

      Neither the sale of the Notes by the Company hereunder nor its use of the proceeds thereof will violate the Trading with the Enemy Act, as amended, or any of the foreign assets control regulations of the United States Treasury Department (31 CFR, Subtitle B, Chapter V, as amended) or any enabling legislation or executive order relating thereto.

5.24  EMINENT DOMAIN AUTHORITY.

      The Company has sufficient eminent domain authority to acquire real property interests in the property underlying all of its pipeline facilities, except to the extent that the failure to have such authority could not, in the aggregate, reasonably be expected to have a Material Adverse Effect.

5.25  TARIFF DISPUTES.

      Neither the Guarantor nor the Company is subject to any pending, or to the knowledge of the General Partner, the Guarantor or the Company, threatened actions before any federal, state or local governmental entity (including the Federal Energy Regulatory Commission or the state utility commissions of Illinois, Kansas or Oklahoma) to change, challenge or otherwise investigate the Company's rates or charges.

5.26  REGULATORY MATTERS.

      The Company is a pipeline company subject to regulation by the Federal Energy Regulatory Commission under the Interstate Commerce Act, the Energy Policy Act and regulations, rules and orders promulgated pursuant thereto. Except as set forth in the previous sentence, neither Guarantor nor the Company is subject to regulation as a "public utility holding company," "public utility" or "public service company" (or similar designation) by any foreign, federal, state or local governmental entity except solely with respect to health and safety matters or regulation that could not reasonably be expected to have a Material Adverse Effect. None of Guarantor, the Company or any of its "affiliates" is a "public utility company," "holding company" or "subsidiary" or "affiliate" of a holding company as such terms are defined in the Public Utility Holding Company Act of 1935. The Company is in material compliance with the provisions of the Interstate Commerce Act and the Energy Policy Act and the regulations, rules and orders promulgated pursuant thereto.

5.27  PERMITS.

      Except where the failure to obtain would not have a Material Adverse Effect, the Company and the Guarantor have obtained all required permits and have made all required registrations and filings with any Governmental Authority that are applicable to the conduct of its business; all such permits are in full force and effect and are not subject to any unsatisfied conditions to continued effectiveness.

5.28  EXISTING INDEBTEDNESS; FUTURE LIENS.

      (a) The Company does not have any material outstanding Indebtedness except
(i) as set forth in the financial statements delivered pursuant to Section 5.1 hereof, (ii) liabilities to trade creditors incurred in the ordinary course of business since the date of such balance sheets and (iii) as set forth in
Schedule 5.28.

      (b) The Company is not in default and no waiver of default is currently in effect, in the payment of any principal or interest on any Indebtedness of the Company and no event or condition exists with respect to any Indebtedness of the Company that would permit (or that with notice or the lapse of time, or both, would permit) one or more Persons to cause such Indebtedness to become due and payable before its stated maturity or before its regularly scheduled dates of payment.

      (c) Except as disclosed in Schedule 5.28, the Company has not agreed or consented to cause or permit in the future (upon the happening of a contingency or otherwise) any of its property, whether now owned or hereafter acquired, to be subject to a Lien not permitted by Section 9.3.

5.29  FAIRNESS OPINIONS.

      The Conflicts Committee received an opinion (the "FAIRNESS OPINION") to the effect that the consideration (as defined in the Fairness Opinion) paid by the Guarantor in connection with the Guarantor's acquisition of the Company was fair, from a financial point of view, to the Guarantor.

6.    REPRESENTATIONS OF THE PURCHASER.

6.1   PURCHASE FOR INVESTMENT.

      Each Purchaser severally represents that it is an "accredited investor" (as that term is defined in Rule 501(a) of the Securities Act), and that it is purchasing the Notes for its own account or for one or more separate accounts maintained by it or for the account of one or more pension or trust funds and not with a view to the distribution thereof, provided that the disposition of its or their property shall at all times be within such Purchaser's or their control. Each Purchaser understands that the Notes have not been registered under the Securities Act and may be resold only if registered pursuant to the provisions of the Securities Act or if an exemption from registration is available, except under circumstances where neither such registration nor such an exemption is required by law, and that the Company is not required to register the Notes. Each Purchaser has been provided with certain Confidential Information ("SUPPLIED CONFIDENTIAL INFORMATION") and has had an opportunity to ask questions of officers of the General Partner and the Company and has received answers to them.

6.2   SOURCE OF FUNDS.

      Each Purchaser severally represents that at least one of the following statements is an accurate representation as to each source of funds (a "SOURCE") to be used by it to pay the purchase price of the Notes to be purchased by such Purchaser hereunder:

      (a) if it is an insurance company, the Source does not include assets allocated to any separate account maintained by it in which any employee benefit plan (or its related trust) has any interest, other than a separate account that is maintained solely in connection with its fixed contractual obligations under which the amounts payable, or credited, to such plan and to any participant or beneficiary of such plan (including any annuitant) are not affected in any manner by the investment performance of the separate account; or

      (b) the Source is either (i) an insurance company pooled separate account, within the meaning of Prohibited Transaction Exemption ("PTE") 90-1 (issued January 29, 1990), or (ii) a bank collective investment fund, within the meaning of the PTE 91-38 (issued July 12, 1991) and, except as it has disclosed to the Company in writing pursuant to this paragraph (b), no employee benefit plan or group of plans maintained by the same employer or employee organization beneficially owns more than 10% of all assets allocated to such pooled separate account or collective investment fund; or

      (c) the Source constitutes assets of an "investment fund" (within the meaning of Part V of PTE 84-14 (issued March 13, 1984) (the "QPAM EXEMPTION") managed by a "qualified professional asset manager" or "QPAM" (within the meaning of Part V of the QPAM Exemption), no employee benefit plan's assets that are included in such investment fund, when combined with the assets of all other employee benefit plans established or maintained by the same employer or by an affiliate (within the meaning of Section V(c)(1) of the QPAM Exemption) of such employer or by the same employee organization and managed by such QPAM, exceed 20% of the total client assets managed by such QPAM on a discretionary basis, the conditions of Part I(c) and (g) of the QPAM Exemption are satisfied, neither the QPAM nor a person controlling or controlled by the QPAM (applying the definition of "control" in Section V(e) of the QPAM Exemption) owns a 5% or more interest in the Company, the Guarantor, the General Partner or The Williams Companies and
(i) the identity of such QPAM and (ii) the names of all employee benefit plans whose assets are included in such investment fund have been disclosed to the Company in writing pursuant to this paragraph (c); or

      (d) the Source is a governmental plan; or

      (e) the Source is an "insurance company general account", as such term is defined in PTE 95-60 (issued July 12, 1995) and there is no employee benefit plan with respect to which the aggregate amount of such general account's reserves and liabilities for the contracts held by or on behalf of such employee benefit plan and all other employee benefit plans maintained by the same employer (and affiliates thereof as defined in Section V(a)(1) of PTE 95-60) or by the same employee organization (in each case determined in accordance with the provisions of PTE 95-60) exceeds 10% of the total reserves and liabilities of such general account (as determined under PTE 95-60) (exclusive of separate account liabilities) plus surplus as set forth in the U.S. National Association of Insurance Commissioners Annual Statement filed with such Purchaser's state of domicile; or

      (f) the Source is the assets of one or more employee benefit plans which are managed by an "in-house asset manager," as that term is defined in PTE 96-23 (issued April 10, 1996), the conditions of Section I(a), (b), (c), (g) and (h) of such exemption have been met with respect to the purchase of the Notes and the names of all employee benefit plans whose assets are included in the transaction have been disclosed to the Company in writing pursuant to this clause (f); or

      (g) the Source does not include assets of any employee benefit plan, other than a plan exempt from the coverage of ERISA and Section 4975 of the Code.

      As used in this Section 6.2, the terms "employee benefit plan," "governmental plan," "party in interest" and "separate account" shall have the respective meanings assigned to such terms in Section 3 of ERISA except that the term "employee benefit plan" shall also include any "plan" as defined in Section 4975(e)(1) of the Code. If any Purchaser or any subsequent transferee of the Notes notifies the Company in writing that it or such transferee is relying on any representation contained in paragraphs (b), (c) or (f) above, it shall deliver to the Company on the date of Closing and on the date of any applicable transfer, a certificate, which shall either state that (i) the Company is neither a "party in interest" (as defined in Title I, Section 3(14) of ERISA) nor a "disqualified person" (as defined in Section 4975(e)(2) of the Code), with respect to any plan identified pursuant to paragraphs (b) or (f) above, or (ii) with respect to any plan identified pursuant to paragraph (c) above, neither the Company nor any "affiliate" (as defined in Section V(c) of the QPAM Exemption) has at such time, and during the immediately preceding one year, exercised the authority to appoint or terminate said QPAM as manager of any plan identified in writing pursuant to paragraph (c) above or to negotiate the terms of said QPAM's management agreement on behalf of any such identified plan.

7.    REPAYMENT OF THE NOTES.

7.1   MATURITY.

      As provided therein, the entire unpaid principal amount of the Series A Notes and Series B Notes shall be due and payable on October 7, 2007 (the "MATURITY DATE") at par and without payment of any Prepayment Premium or Make-Whole Amount.

7.2   SCHEDULED PREPAYMENT OF THE NOTES.

      On each of October 7, 2005 and October 7, 2006, the Company will prepay 5.0% of the principal amount (or such lesser principal amount as shall then be outstanding) of the Notes then outstanding at par and without payment of the Prepayment Premium or Make-Whole Amount. Scheduled prepayments made pursuant to this Section 7.2 shall be allocated among all of the Series A Notes and Series B Notes at the time outstanding in proportion to the respective outstanding principal amounts thereof.

7.3   OPTIONAL PREPAYMENT OF THE NOTES.

      (a) Series A Notes. The Series A Notes shall not be prepaid prior to October 7, 2005 except as required by Section 7.4. On and after October 7, 2005, the Company may, at its option, upon notice as provided below, prepay at any time all or from time to time any part of the Series A Notes at the following redemption prices (expressed as percentages of the principal amount of the Series A Notes to be prepaid; the amount in excess of 100.0%, if any, the "PREPAYMENT PREMIUM"), plus accrued and unpaid interest to the redemption date:

                                                                      Redemption
         Prepayment Date                                                Price
         October 7, 2005 through October 6, 2006                        103.0%
         October 7, 2006 through June 30, 2007                          101.5%
         July 1, 2007 and thereafter                                    100.0%

      (b) Series B Notes. The Company may, at its option, upon notice as provided below, prepay at any time all, or from time to time any part of, the Series B Notes at 100% of the principal amount so prepaid plus the Make-Whole Amount determined for the prepayment date with respect to such principal amount.

      The term "MAKE-WHOLE AMOUNT" means, with respect to any Series B Note, an amount equal to the excess, if any, of the Discounted Value of the Remaining Scheduled Payments with respect to the Called Principal of such Series B Note over the amount of such Called Principal, provided that the Make-Whole Amount may in no event be less than zero. For the purposes of determining the Make-Whole Amount, the following terms have the following meanings:

      "CALLED PRINCIPAL" means, with respect to any Series B Note, the principal of such Series B Note that is to be prepaid pursuant to Section 7.3 or has become or is declared to be immediately due and payable pursuant to Section 12 as the context requires.

      "DISCOUNTED VALUE" means, with respect to the Called Principal of any Series B Note, the amount obtained by discounting all Remaining Scheduled Payments with respect to such Called Principal from their respective scheduled due dates to the Settlement Date with respect to such Called Principal, in accordance with accepted financial practice and at a discount factor (applied on the same periodic basis as that on which interest on the Series B Notes is payable) equal to the sum of (i) the Reinvestment Yield with respect to such Called Principal and (ii) 100 basis points.

      "REINVESTMENT YIELD" means, with respect to the Called Principal of any Series B Note, the yield to maturity implied by (i) the yields reported, as of 10:00 a.m. (New York City time) on the second Business Day preceding the Settlement Date with respect to such Called Principal, on the display designated as PX 1 Page on Bloomberg (or such other display as may replace Page 678 on Telerate Access Service) for actively traded U.S. Treasury securities having a maturity equal to the Remaining Average Life of such Called Principal as of such Settlement Date, or (ii) if such yields are not reported as of such time or the yields reported as of such time are not ascertainable, the Treasury Constant Maturity Series Yields reported, for the latest day for which such yields have been so reported as of the second Business Day preceding the Settlement Date with respect to such Called Principal, in Federal Reserve Statistical Release
H.15 (519) (or any comparable successor publication) for actively traded U.S. Treasury securities having a constant maturity equal to the Remaining Average Life of such Called Principal as of such Settlement Date. Such implied yield will be determined, if necessary, by (a) converting U.S. Treasury bill quotations to bond-equivalent yields in accordance with accepted financial practice and (b) interpolating linearly between (1) the actively traded U.S. Treasury security with the duration closest to and greater than the Remaining Average Life and (2) the actively traded U.S. Treasury security with the duration closest to and less than the Remaining Average Life.

      "REMAINING AVERAGE LIFE" means, with respect to any Called Principal, the number of years (calculated to the nearest one-twelfth year) obtained by dividing (i) such Called Principal into (ii) the sum of the products obtained by multiplying (a) the principal component of each Remaining Scheduled Payment with respect to such Called Principal by (b) the number of years (calculated to the nearest one-twelfth year) that will elapse between the Settlement Date with respect to such Called Principal and the scheduled due date of such Remaining Scheduled Payment.

      "REMAINING SCHEDULED PAYMENTS" means, with respect to the Called Principal of any Series B Note, all payments of such Called Principal and interest thereon that would be due after the Settlement Date with respect to such Called Principal if no payment of such Called Principal were made prior to its scheduled due date, provided that if such Settlement Date is not a date on which interest payments are due to be made under the terms of the Series B Notes, then the amount of the next succeeding scheduled interest payment will be reduced by the amount of interest accrued to such Settlement Date and required to be paid on such Settlement Date pursuant to Section 7.3 or 13.

      "SETTLEMENT DATE" means, with respect to the Called Principal of any Series B Note, the date on which such Called Principal is to be prepaid pursuant to Section 7.3 or has become or is declared to be immediately due and payable pursuant to Section 13, as the context requires.

      (c) Notice of Prepayment. The Company will give each holder of Notes to be redeemed written notice of each optional prepayment under this Section 7.3 not less than thirty (30) days and not more than sixty (60) days prior to the date fixed for such prepayment. Each such notice shall specify such date, the aggregate principal amount of the Notes to be prepaid on such date, the principal amount of each Note held by such holder to be prepaid (determined in accordance with Section 7.3(d)), and the interest to be paid on the prepayment date with respect to such principal amount being prepaid, and shall be accompanied by a certificate of a Responsible Officer of the Company as to the estimated Prepayment Premium, in the case of the Series A Notes, or Make-Whole Amount, in the case of the Series B Notes, due in connection with such prepayment (calculated as if the date of such notice were the date of the prepayment), setting forth the details of such computation. Two (2) Business Days prior to such prepayment, the Company shall deliver to each holder of the Notes to be prepaid a certificate of a Responsible Officer specifying the calculation of the Prepayment Premium or Make-Whole Amount, as applicable, as of the specified prepayment date.

      (d) Allocation of Partial Prepayments. In the case of each partial optional prepayment of the Series B Notes prior to October 7, 2005, the principal amount of the Series B Notes to be prepaid shall be allocated among all of the Series B Notes at the time outstanding in proportion, as nearly as practicable, to the respective unpaid principal amounts thereof not theretofore called for prepayment. Partial optional prepayments made on or after October 7, 2005 shall be allocated among all of the Series A Notes and Series B Notes at the time outstanding in proportion, as nearly as practicable, to the respective unpaid principal amounts thereof not theretofore called for prepayment.

7.4   MANDATORY PREPAYMENTS OF THE NOTES.

      If on any date the Company or any Subsidiary (or the Guarantor on behalf of the Company or any Subsidiary) shall receive Net Cash Proceeds from any Recovery Event then, unless such Net Cash Proceeds are applied by the Company or any Subsidiary in accordance with Section 8.6, such Net Cash Proceeds shall (unless the holders thereof otherwise consent) be applied toward the prepayment of the Notes at par (plus accrued and unpaid interest thereon) pro rata in accordance with the respective unpaid principal amounts thereof. In the event that one or more holders of Notes decline the right to receive any prepayment to be made pursuant to this Section 7.4, the aggregate amount of such declined prepayments shall be applied to the prepayment of the Notes held by the holders which have accepted prepayment pro rata in accordance with the respective unpaid principal amount of the Notes held by such accepting holders.

7.5   MATURITY; SURRENDER, ETC. UPON PREPAYMENT.

      In the case of each prepayment of Notes made pursuant to Sections 7.2, 7.3 or 7.4, the principal amount of each Note to be prepaid shall mature and become due and payable on the date fixed for such prepayment, together with interest on such principal amount accrued to such date and the applicable Prepayment Premium or Make-Whole Amount, if any. From and after such date, unless the Company shall fail to pay such principal amount when so due and payable, together with the interest and the Prepayment Premium and Make-Whole Amount, if any, as aforesaid, interest on such principal amount shall cease to accrue. Any Note paid or prepaid in full shall be surrendered to the Company and cancelled and shall not be reissued, and no Note shall be issued in lieu of any prepaid principal amount of any Note.

7.6   PURCHASE OF NOTES.

      The Company will not and will not permit any Affiliate to purchase, redeem, prepay or otherwise acquire, directly or indirectly, any of the outstanding Notes except upon the payment or prepayment of the Notes in accordance with the terms of this Agreement and the Notes. The Company will promptly cancel all Notes acquired by it or any Affiliate pursuant to any payment, prepayment or purchase of Notes pursuant to any provision of this Agreement and no Notes may be issued in substitution or exchange for any such Notes.

7.7   PRO RATA TREATMENT AND PAYMENTS.

      (a) Except as otherwise provided, each payment (including each prepayment) by the Company on account of principal of the Notes shall be made pro rata according to the respective outstanding principal amounts of the Notes then held by the Purchasers.

      (b) All payments (including prepayments) to be made by the Company hereunder and under the Notes, whether on account of principal, interest or otherwise, shall be made without setoff or counterclaim and shall be made prior to 12:00 Noon, New York City time, on the due date thereof, in U.S. dollars and in immediately available funds. If any payment hereunder becomes due and payable on a day other than a Business Day, such payment shall be extended to the next succeeding Business Day without including the additional days elapsed in the computation of the interest payable on such next succeeding Business Day (unless such payment relates to the final maturity of the Notes in which case such payment shall include interest on account of any additional days elapsed).

7.8   BENEFITTED HOLDER.

      Except to the extent that this Agreement expressly provides for payments to be allocated to a particular holder or to the holders of a particular series of the Notes, if any holder of Notes (a "BENEFITTED HOLDER") shall receive any payment of all or part of the Obligations owing to it, or receive any collateral in respect thereof (whether voluntarily or involuntarily, by set-off pursuant to Section 7.6 of the Security Agreement, pursuant to events or proceedings of the nature referred to in Section 12(g) or otherwise), in a greater proportion than any such payment to or collateral received by any other holder, if any, in respect of the Obligations owing to such other holder, such Benefitted Holder shall purchase for cash from the other holders a participating interest in such portion of the Obligations owing to each such other holder, or shall provide such other holders with the benefits of any such collateral, as shall be necessary to cause such Benefitted Holder to share the excess payment or benefits of such collateral ratably with each of the holders; provided, however, that if all or any portion of such excess payment or benefits is thereafter recovered from such Benefitted Holder, such purchase shall be rescinded, and the purchase price and benefits returned, to the extent of such recovery, but without interest.

8.    AFFIRMATIVE COVENANTS.

      The General Partner, the Guarantor and the Company hereby jointly and severally agree that, so long as any Note remains outstanding or any amount is owing to any holder of Notes:

8.1   FINANCIAL STATEMENTS.

      Each of the General Partner, the Guarantor and the Company shall furnish, or cause to be furnished, to each holder of Notes:

      (a) as soon as available, but in any event within five (5) days after the date on which the Guarantor is required to file its annual report on Form 10-K, a copy of the audited consolidated and unaudited consolidating balance sheet of the Guarantor and its Subsidiaries as at the end of such year and the related audited consolidated and unaudited consolidating statements of income and of cash flows for such year, setting forth in each case in comparative form the figures for the previous year and, in the case of the audited financial statements, reported on without a "going concern" or like qualification or exception, or qualification arising out of the scope of the audit, by an independent certified public accountants of nationally recognized standing;

      (b) as soon as available, but in any event within five (5) days after the date on which the Guarantor is required to file its annual report on Form 10-K, a copy of the unaudited balance sheet of the Company and any of its consolidated Subsidiaries as at the end of such year and the related unaudited statements of income and of cash flows for such year, setting forth in each case in comparative form the figures for the previous year;

      (c) as soon as available, but in any event within five (5) days after the date on which the Guarantor is required to file its annual report on Form 10-K, a copy of the unaudited consolidated balance sheet of the General Partner as at the end of such year and the related unaudited consolidated statements of income and of cash flows for such year, setting forth in each case in comparative form the figures for the previous year, certified by a Responsible Officer of the General Partner as being fairly stated in all material respects;

      (d) as soon as available, but in any event within five (5) days after the date on which the Guarantor is required to file its quarterly report on Form 10-Q for each of the first three quarterly periods of each fiscal year of the Guarantor, the unaudited consolidated and consolidating balance sheet of the Guarantor and its Subsidiaries as at the end of such quarter and the related unaudited consolidated and consolidating statements of income and of cash flows for such quarter and the portion of the fiscal year through the end of such quarter, setting forth in each case in comparative form the figures for the previous year, certified by a Responsible Officer of the Guarantor as being fairly stated in all material respects (subject to normal year-end audit adjustments); and

      (e) as soon as available, but in any event within five (5) days after the date on which the Guarantor is required to file its quarterly report on Form 10-Q for each of the first three quarterly periods of each fiscal year of the Guarantor, the unaudited balance sheet of the Company and any consolidated Subsidiaries as at the end of such quarter and the related unaudited statements of income and of cash flows for such quarter and the portion of the fiscal year through the end of such quarter, setting forth in each case in comparative form the figures for the previous year, certified by a Responsible Officer of the Company as being fairly stated in all material respects (subject to normal year-end audit adjustments).

All such financial statements shall be complete and correct in all material respects and shall be prepared in reasonable detail and in accordance with GAAP applied (except as approved by such accountants or officer, as the case may be, and disclosed in reasonable detail therein) consistently throughout the periods reflected therein and with prior periods.

8.2   CERTIFICATES; OTHER INFORMATION.

      Each of the Guarantor and the Company shall, and the Company shall cause each of its Subsidiaries to, furnish to each holder of Notes (or, in the case of clause (h), to the relevant holder):

      (a) concurrently with the delivery of the financial statements referred to in Section 8.1(a) and (b), a certificate of the independent certified public accountants reporting on such financial statements stating that in making the examination necessary therefor no knowledge was obtained of any Default or Event of Default, except as specified in such certificate;

      (b) concurrently with the delivery of any financial statements pursuant to
Section 8.1, a Compliance Certificate executed by a Responsible Officer (i) stating that (A) to the best of such Responsible Officer's knowledge, during such period the General Partner, the Guarantor or the Company and its Subsidiaries, as applicable, has observed or performed all of its covenants and other agreements, and (B) such Responsible Officer has obtained no knowledge of any Default or Event of Default except as specified in such certificate, (ii) containing all information and calculations necessary for determining compliance by the Guarantor or the Company, as applicable, with the provisions of this Agreement referred to therein as of the last day of the fiscal quarter or fiscal year of the General Partner, the Guarantor, the Company or its Subsidiaries, as the case may be and (iii) to the extent not previously disclosed to the holders of the Notes and the Collateral Agent, a description of any change in the jurisdiction of organization of the Company or any of its Subsidiaries and a list of any Intellectual Property acquired by the Company or any of its Subsidiaries since the date of the most recent report delivered pursuant to this clause (iii) (or, in the case of the first such report so delivered, since the Initial Closing Date);

      (c) as soon as available, and prior to the end of each fiscal year of the Guarantor, the Company and its Subsidiaries, a detailed consolidated budget for the Guarantor and its Subsidiaries for the following fiscal year (including a projected consolidated balance sheet of the Guarantor and its Subsidiaries as of the end of the following fiscal year, the related consolidated statements of projected cash flow, projected changes in financial position and projected income and a description of the underlying assumptions applicable thereto), and, as soon as available, significant revisions, if any, of such budget and projections with respect to such fiscal year (collectively, the "PROJECTIONS"), which Projections shall in each case be accompanied by a certificate of a Responsible Officer stating that such Projections are based on reasonable estimates, information and assumptions and that such Responsible Officer has no reason to believe that such Projections are incorrect or misleading in any material respect;

      (d) no later than ten (10) Business Days after the effectiveness thereof, execution copies of any amendment, supplement, waiver or other modification with respect to the Acquisition Documentation, the General Partner LLC Agreement, the Guarantor Partnership Agreement, the Services Agreement or the Omnibus Agreement;

      (e) within five (5) days after the same are sent, copies of all financial statements and reports that the Guarantor sends to the holders of any class of its debt securities or public equity securities and, within five (5) days after the same are filed, copies of all financial statements and reports that the Guarantor may make to, or file with, the SEC;

      (f) promptly upon their becoming available all press releases and other statements made available generally by the Guarantor or the Company to the public concerning developments that are material in relation to the business, operations, affairs, financial condition, assets, properties, or prospects of the Guarantor or the Company; and

      (g) promptly, such additional financial and other information as any holder of Notes may from time to time reasonably request.

8.3   PAYMENT OF OBLIGATIONS.

      Each of the General Partner, the Guarantor and the Company shall, and the Company shall cause each of its Subsidiaries to, pay, discharge or otherwise satisfy at or before maturity or before they become delinquent, as the case may be, all its material obligations of whatever nature, except where the amount or validity thereof is currently being contested in good faith by appropriate proceedings and, if required, reserves in conformity with GAAP with respect thereto have been provided on the books of the General Partner, the Guarantor or the Company or its Subsidiaries.

8.4   MAINTENANCE OF EXISTENCE; COMPLIANCE.

      Each of the General Partner, the Guarantor and the Company shall, and the Company shall cause each of its Subsidiaries to, (a)(i) preserve, renew and keep in full force and effect its organizational existence and (ii) take all reasonable action to maintain all rights, privileges and franchises necessary or desirable in the normal conduct of its business, except, in the case of clause
(ii) above, to the extent that the General Partner or, to the extent applicable, the Conflicts Committee determines that any right, privilege or franchise is no longer valuable or useful in the conduct of its business; and (b) comply with all Contractual Obligations and Requirements of Law except to the extent that failure to comply therewith could not, in the aggregate, reasonably be expected to have a Material Adverse Effect. Nothing contained in this Section 8.4 shall restrict any action permitted by Section 9.4.

8.5   MAINTENANCE OF PROPERTY; INSURANCE.

      (a) The Guarantor and the Company shall, and the Company shall cause each of its Subsidiaries to, keep all property useful and necessary in their respective businesses in good working order and condition, ordinary wear and tear excepted.

      (b) Without limiting any of the other obligations or liabilities of the Company under this Agreement, the Company shall, and the Company shall cause each of its Subsidiaries to, during the term of this Agreement and while any Notes are outstanding, carry and maintain, at its own expense, at least the minimum insurance coverage set forth in this Section 8.5. To the extent that any of the insurance required by this Section 8.5 is not available in the then current insurance market, the Company shall, and shall cause each of its Subsidiaries to, have the right to request a waiver of such requirements from the Collateral Agent, and such request shall not be unreasonably denied or delayed. The Company shall, and shall cause each of its Subsidiaries to, also carry and maintain any other insurance that the Required Holders or Collateral Agent may reasonably require from time to time. All insurance carried pursuant to this Section 8.5 shall be placed with such insurers having a minimum a.m. Best rating of A:X, or a comparable rating from another recognized rating agency if such insurers do not have an A.M Best rating or as may be otherwise reasonably acceptable to the Required Holders. Such insurance shall be in such form, with terms, conditions, limits and deductibles as shall be reasonably acceptable to the Required Holders.

            (i) All Risk Property Insurance. The Company shall, and shall cause each of its Subsidiaries to, maintain all risk property insurance covering against physical loss or damage except with respect to segments of the pipeline which are underground, including but not limited to fire and extended coverage, collapse, explosion, flood, earth movement and comprehensive boiler and machinery coverage (including electrical breakdown and mechanical breakdown). Boiler and machinery coverage shall be in an amount not less than $25,000,000. Coverage shall be written on a replacement cost basis in an amount reasonably acceptable to the Required Holders. Such insurance policy shall not contain any coinsurance penalty and shall include expediting expense coverage in an amount not less than $1,000,000, except $500,000 as respects boiler and machinery.

            (ii) Business Interruption. As an extension of the insurance required under subsection (b)(i), the Company shall, and the Company shall cause each of its Subsidiaries to, maintain business interruption insurance in an amount reasonably acceptable to the Required Holders covering net profits and continuing expenses (including debt payments) for a 12 month indemnity period. Such coverage shall also provide for contingent business interruption in an amount not less than $10,000,000 covering the major suppliers and customers of the Company and its Subsidiaries. Such insurance shall not contain any coinsurance penalty and also cover service interruption and extra expenses in an amount not less than $1,000,000, except $500,000 as respects boiler and machinery. The deductibles on this policy shall not be greater than sixty (60) days or as may otherwise be reasonably acceptable to the Required Holders.

            (iii) Comprehensive or Commercial General Liability Insurance. The Company shall, and the Company shall cause each of its Subsidiaries to, maintain comprehensive or commercial general liability insurance written on an occurrence basis with a limit of not less than $1,000,000. Such coverage shall include, but not be limited to, premises/operations, explosion, collapse, underground hazards, sudden and accidental pollution, contractual liability, independent contractors, products/completed operations, property damage and personal injury liability. Such insurance shall not contain an exclusion for punitive or exemplary damages where insurable by law. The Company and its Subsidiaries shall have the right to self-insure with respect to the insurance coverage described in this clause (iii) to the extent consistent with sound industry practice.

            (iv) Workers' Compensation/Employer's Liability. In the event the Company or any of its Subsidiaries has any employees, the Company shall, and shall cause each of its Subsidiaries to, maintain Workers' Compensation insurance in accordance with statutory provisions covering accidental injury, illness or death of an employee of the Company or such Subsidiaries while at work or in the scope of his employment with the Company or such Subsidiaries and Employer's Liability in an amount not less than $1,000,000. Such coverage shall not contain any occupational disease exclusions.

            (v) Automobile Liability. In the event the Company or any of its Subsidiaries has any vehicles, the Company shall, and shall cause each of its Subsidiaries to, maintain Automobile Liability insurance covering owned, non-owned, leased, hired or borrowed vehicles against bodily injury or property damage. Such coverage shall have a limit of not less than $1,000,000.

            (vi) Excess/Umbrella Liability. The Company shall, and shall cause each of its Subsidiaries to, maintain excess or umbrella liability insurance in an amount not less than $150,000,000 written on an occurrence or claims made basis providing coverage limits excess of the insurance limits required under sections (b)(iii), (b)(iv) employer's liability only, and (b)(v). Such insurance shall not contain an exclusion for punitive or exemplary damages where insurable under law.

      (c) The Company shall, and shall cause each of its Subsidiaries to, cause all insurance policies carried and maintained in accordance with this Section
8.5 to be endorsed as follows:

            (i) The Company shall, and shall cause each of its Subsidiaries to, be the named insured and the Collateral Agent, for the benefit of the holders of the Notes, shall be an additional insured with the Collateral Agent as loss payee with respect to policies described in subsections
      (b)(i) and (b)(ii). The Company shall, and shall cause each of its Subsidiaries to, be the named insured and the Collateral Agent, for the benefit of the holders of the Notes shall be additional insureds with respect to policies described in subsections (b)(iii), (b)(v) and (b)(vi). It shall be understood that any obligation imposed upon the Company and its Subsidiaries, including but not limited to the obligation to pay premiums, shall be the sole obligation of the Company and such Subsidiaries and not that of the Collateral Agent or the holders of the Notes;

            (ii) with respect to policies described in subsections (b)(i) and
      (b)(ii), to the extent available from the Company's and its Subsidiaries' insurers, the interests of the Collateral Agent and the holders of the Notes shall not be invalidated by any action or inaction of the Company, or any other Person, and shall insure the Collateral Agent, for the benefit of the holders of the Notes regardless of any breach or violation by the Company or any other Person, of any warranties, declarations or conditions of such policies;

            (iii) inasmuch as the liability policies are written to cover more than one insured, all terms conditions, insuring agreements and endorsements, with the exception of the limits of liability, shall operate in the same manner as if there were a separate policy covering each insured;

            (iv) the insurers thereunder shall waive all rights of subrogation against the Collateral Agent and the holders of the Notes, any right of setoff or counterclaim and any other right to deduction, whether by attachment or otherwise;

            (v) such insurance shall be primary without right of contribution of any other insurance carried by or on behalf of the Collateral Agent and the holders of the Notes with respect to this Agreement and the Notes issued pursuant hereto; and

            (vi) if such insurance is canceled for any reason whatsoever, including nonpayment of premium, or any material changes are initiated by the Company and its Subsidiaries, or carrier which affect the interests of the Collateral Agent and the holders of the Notes, such cancellation or change shall not be effective as to the Collateral Agent and the holders of the Notes until thirty (30) days, except for non-payment of premium which shall be ten (10) days, after receipt by the Collateral Agent and the holders of the Notes of written notice sent by registered mail from such insurer or from the insurance broker.

      (d) On the Initial Closing Date, and at each policy renewal, but not less than annually, the Company shall, and shall cause each of its Subsidiaries to, provide to the Collateral Agent approved certification from each insurer or by an authorized representative of each insurer or from a nationally recognized insurance broker. Such certification shall identify the underwriters, the type of insurance, the limits, deductibles, and term thereof and shall specifically list the special provisions delineated for such insurance required for this
Section 8.5.

      (e) Concurrently with the furnishing of all certificates referred to in this Section 8.5, the Company shall furnish the Collateral Agent with an opinion from an independent and nationally recognized insurance broker, stating that all premiums then due have been paid and that, in the opinion of such broker, the insurance then maintained by the Company and its Subsidiaries is in accordance with this section. Furthermore, upon its first knowledge, such broker shall advise the Collateral Agent and each holder of Notes promptly in writing of any default in the payment of any premiums or any other act or omission, on the part of any person, which might invalidate or render unenforceable, in whole or in part, any insurance provided by the Company hereunder.

      (f) The Collateral Agent shall be entitled, upon reasonable advance notice, to review the Company's and its Subsidiaries' books and records and insurance policies regarding all insurance policies carried and maintained with respect to the Company's and its Subsidiaries' obligations under this Section 8.5. Upon request, the Company shall, and shall cause each of its Subsidiaries to, furnish the Collateral Agent with certificates of insurance, binders, and cover notes or other evidence of such insurance. Notwithstanding anything to the contrary herein, no provision of this
Section 8.5 or any provision of this Agreement shall impose on the Collateral Agent or any holder of Notes any duty or obligation to verify the existence or adequacy of the insurance coverage maintained by the Company and its Subsidiaries, nor shall the Collateral Agent or any holder of Notes be responsible for any representations or warranties made by or on behalf of the Company to any insurance broker, company or underwriter. The Collateral Agent, at its sole option or at the request of the Required Holders, may obtain such insurance if not provided by the Company or its Subsidiaries, and in such event, the Company and its Subsidiaries, shall reimburse the Collateral Agent upon demand for the cost thereof together with interest.

8.6   APPLICATION OF PROCEEDS FROM CONDEMNATION/EMINENT DOMAIN; EVENT OF LOSS.

      (a) Condemnation. Provided no Default or Event of Default shall have occurred and be continuing, the Company shall, and shall cause each of its Subsidiaries to, at its expense, diligently prosecute any proceeding relating to condemnation of the any of the Mortgaged Properties, settle or compromise any claims in connection therewith and receive any awards or proceeds thereof (except to the extent any of the same shall constitute Net Cash Proceeds, in which case Section 7.4 shall govern), provided that the Company and each of its Subsidiaries, shall promptly repair and restore such Mortgaged Property to its condition prior to such condemnation, regardless of whether any award shall have been received or whether such award is sufficient to pay for the costs of such repair and restoration.

      (b) Other Events of Loss. In the event of any Event of Loss other than a condemnation, the Company shall, and shall cause each of its Subsidiaries to, promptly commence the repair and restoration of the damaged property to its condition immediately prior to such Event of Loss. If such Event of Loss shall give rise to a Recovery Event, provided that no Default or Event of Default shall have occurred and be continuing, the initial $20,000,000 (or such lesser amount of proceeds necessary to pay expenses and costs described in this clause
(b)) of insurance proceeds received or paid to the Collateral Agent in connection with such a Loss shall be released to the Company or a Subsidiary, as applicable, upon delivery of a certificate of a Responsible Officer of the Company or such Subsidiary, certifying that such proceeds shall be used solely to pay expenses and costs directly relating to the repair and restoration of the damaged portion of the Company's or such Subsidiary's property subject to such Event of Loss (or, with respect to proceeds from any business interruption insurance, to cover operating costs, expenses or losses of the Company or such Subsidiary, as applicable). All insurance proceeds in excess of $20,000,000 (or such lesser amount of proceeds necessary to pay expenses and costs described in this clause (b)) received or paid to the Company, any Subsidiary, or the Collateral Agent in connection with an Event of Loss shall be deposited into an account in the name of the Collateral Agent (the "EXCESS PROCEEDS ACCOUNT") from which account disbursements or reimbursements shall be made for costs incurred (other than such costs that are funded pursuant to the second sentence of this paragraph) in connection with the repair and restoration of the damaged property to its condition immediately prior to the Event of Loss in accordance with a plan prepared by the Company or such Subsidiary, as applicable, and submitted to the holders of the Notes, and prior to any disbursement or reimbursement from the Excess Proceeds Account any such costs shall be verified by the Independent Engineer after review of the relevant invoices or other reasonable supporting documentation. All proceeds remaining in the Excess Proceeds Account shall be applied pursuant to Section 7.4.

8.7   RESTORATION.

      The Company shall, and shall cause each of its Subsidiaries to, except to the extent constituting Net Cash Proceeds and applied pursuant to Section 7.4, and subject to Section 8.6, use all insurance proceeds and all condemnation proceeds and awards to promptly restore the affected Mortgaged Property to its condition prior to such casualty or condemnation, (giving effect to the remaining configuration of the Premises (as defined in the Mortgage) after such condemnation) and in compliance with all Requirements of Law.

8.8   UTILITY CHARGES.

      Except for assessments or charges being contested in good faith by appropriate proceedings, the Company shall, and shall cause each of its Subsidiaries to, pay or cause to be paid when due all utility charges which are incurred for gas, electricity, water or sewer services furnished to the premises of Mortgaged Properties and all other assessments or charges of a similar nature, whether public or private, affecting the premises of Mortgaged Properties or any portion thereof, whether or not such assessments or charges are liens thereon.

8.9   INSPECTION OF PROPERTY; BOOKS AND RECORDS; DISCUSSIONS.

      Each of the General Partner, the Guarantor and the Company shall, and the Company shall cause each of its Subsidiaries to, (a) keep proper books of records and account in which full, true and correct entries in conformity with GAAP and all Requirements of Law shall be made of all dealings and transactions in relation to its business and activities and (b) permit representatives of any holder of Notes to visit and inspect any of its properties and examine and make abstracts from any of its books and records at any reasonable time and as often as may reasonably be desired and to discuss the business, operations, properties and financial and other condition of the General Partner, the Guarantor and the Company and its Subsidiaries with officers and employees thereof and with their independent certified public accountants.

      8.10 NOTICES.

      Each of the General Partner, the Guarantor and the Company shall, and the Company shall cause each of its Subsidiaries to, promptly, but in no event later than five (5) days thereafter, give written notice to each holder of Notes of:

      (a) the occurrence of any Default or Event of Default;

      (b) any (i) default or event of default under any Contractual Obligation of the General Partner, the Guarantor, the Company or its Subsidiaries or (ii) litigation, investigation or proceeding that may exist at any time between the General Partner, the Guarantor, the Company or its Subsidiaries, on one hand, and any Governmental Authority, that in either case, if not cured or if adversely determined, as the case may be, could reasonably be expected to have a Material Adverse Effect;

      (c) any litigation or proceeding affecting the General Partner, the Guarantor, the Company or any of its Subsidiaries (i) in which the amount involved is $5,000,000 or more and not covered by insurance, (ii) in which injunctive or similar relief is sought which if granted would constitute a material interference with the operation of the Company's or such Subsidiary's pipeline facilities or could reasonably be expected to result in a Material Adverse Effect or (iii) which relates to any Note Purchase Document;

      (d) the following events (except where liability, individually or in the aggregate, would not reasonably be expected to be material), as soon as possible and in any event within thirty (30) days after the Company or any of its Subsidiaries knows or has reason to know thereof: (i) the occurrence of any Reportable Event with respect to any Plan, a failure to make any required contribution to a Plan, the creation of any Lien in favor of the PBGC or a Plan or any withdrawal from, or the termination, Reorganization or Insolvency of, any Multiemployer Plan or (ii) the institution of proceedings or the taking of any other action by the PBGC or the Company or any Commonly Controlled Entity or any Multiemployer Plan with respect to the withdrawal from, or the termination, Reorganization or Insolvency of, any Plan;

      (e) any development or event that has had or could reasonably be expected to have a Material Adverse Effect; and

      (f) any Change of Control or acquisition by The Williams Companies together with its Affiliates of greater than 60% of the equity interests in the Guarantor.

Each notice pursuant to this Section 8.10 shall be accompanied by a statement of a Responsible Officer setting forth details of the occurrence referred to therein and stating, in the case of clauses (a) through (e), what action the General Partner, the Guarantor, the Company or any of its Subsidiaries, as applicable, proposes to take with respect thereto. Each notice sent to the holders of the Notes pursuant to clause (a) shall also be sent to the Collateral Agent.

8.11  ENVIRONMENTAL LAWS.

      Each of the Guarantor and the Company shall, and the Company shall cause each of its Subsidiaries to:

      (a) Comply in all material respects with, and ensure compliance in all material respects by all tenants and subtenants, if any, with, all applicable Environmental Laws, and obtain and comply in all material respects with and maintain, and ensure that all tenants and subtenants obtain and comply in all material respects with and maintain, any and all licenses, approvals, registrations or permits required by applicable Environmental Laws.

      (b) Conduct and complete all investigations, studies, sampling and testing, and all remedial, removal and other actions required under applicable Environmental Laws and promptly comply in all material respects with all applicable lawful orders and directives of all Governmental Authorities regarding Environmental Laws.

      (c) Prevent any releases and eliminate any threatened releases by the Guarantor, the Company or any of its Subsidiaries of Materials of Environmental Concern that could reasonably be expected to result in liability having a Material Adverse Effect; and undertake reasonable efforts to prevent any other Person from causing any release or threatened release of Materials of Environmental Concern that could materially affect any of the Properties.

8.12  PERFECTION OF CERTAIN SECURITY INTERESTS.

      (a) On or prior to December 15, 2002, the Company shall obtain evidence reasonably satisfactory to the Required Holders that (in addition to the Liens required to have been perfected on the Initial Funding Date) Mortgages on properties representing at least 95% of the aggregate value of the Mortgaged Properties have been recorded in the recording offices of the appropriate jurisdictions in order to create in favor of the Collateral Agent for the benefit of the holders a first priority perfected Lien with respect to such Mortgaged Properties.

      (b) On or prior to February 28, 2003, the Company shall obtain evidence reasonably satisfactory to the Required Holders that each document (including any Uniform Commercial Code financing statement) required by the Security Documents or under law or reasonably requested by any holder of the Notes to be filed, registered or recorded in order to create in favor of the Collateral Agent, for the benefit of the holders of the Notes, a perfected Lien on substantially all of the Collateral prior and superior in right to any other Person (other than with respect to Liens expressly permitted by Section 9.3) has been filed, registered or, in the case of the Mortgages, recorded.

8.13  ADDITIONAL COLLATERAL, ETC.

      The Company shall, and shall cause each of its Subsidiaries to:

      (a) With respect to any property acquired after the Initial Closing Date by the Company or its Subsidiaries (other than (x) any property described in paragraph (b) below or (y) any property subject to a Lien expressly permitted by
Section 9.3(g) or otherwise not material to the continuing operations of the Company) as to which the Collateral Agent, for the benefit of the holders of the Notes, does not have a perfected Lien, promptly (i) execute and deliver to the Collateral Agent such amendments to the Security Agreement or such other documents as any holder of Notes or the Collateral Agent deems necessary or advisable to grant to the Collateral Agent, for the benefit of the holders of the Notes, a security interest in such property and (ii) take all actions necessary or advisable to grant to the Collateral Agent, for the benefit of the holders of the Notes, a perfected first priority security interest in such property, including the filing of Uniform Commercial Code financing statements in such jurisdictions as may be required by the Collateral Agreement or by law or as may be requested by any holder of Notes or the Collateral Agent.

      (b) With respect to any interest in any real property acquired after the Initial Closing Date by the Company or its Subsidiaries (other than any such real property subject to a Lien expressly permitted by Section 9.3(g) or otherwise not material to the continuing operations of the Company and its Subsidiaries taken as a whole), promptly (i) execute and deliver a first priority Mortgage, in favor of the Collateral Agent, for the benefit of the holders of the Notes, covering such real property, (ii) if requested by any holder of the Notes or the Collateral Agent, provide any consents or estoppels reasonably deemed necessary or advisable by such holder of Notes or the Collateral Agent in connection with such Mortgage, each of the foregoing in form and substance reasonably satisfactory to such holder of Notes and the Collateral Agent and (iii) if requested by any holder of the Notes, deliver to the holder of the Notes legal opinions relating to the matters described above, which opinions shall be in form and substance, and from counsel, reasonably satisfactory to the holders of the Notes.

      (c) With respect to any new Subsidiary created or acquired after the Initial Closing Date by the Company or any of its Subsidiaries, promptly (i) execute and deliver to the Collateral Agent such amendments to the Security Agreement as the Collateral Agent deems necessary or advisable to grant to the Collateral Agent, for the benefit of the holders of the Notes, a perfected first priority security interest in the Capital Stock of such new Subsidiary that is owned by the Company or any of its Subsidiaries, (ii) deliver to the Collateral Agent the certificates representing such Capital Stock, together with undated stock powers, in blank, executed and delivered by a duly authorized officer of the Company or Subsidiary, as applicable, (iii) cause such new Subsidiary (A) to become a party to the Security Agreement for the purpose of granting to the Collateral Agent a security interest in substantially all of such Subsidiary's assets, (B) to take such actions necessary or advisable to grant to the Collateral Agent for the benefit of the holders of the Notes a perfected first priority security interest in the Collateral described in the Security Agreement with respect to such new Subsidiary, including the filing of Uniform Commercial Code financing statements in such jurisdictions as may be required by the Security Agreement or by law or as may be requested by the Collateral Agent, (C) to execute and deliver to each of the holders and the Collateral Agent a guarantee agreement with respect to the Obligations in substance similar to the Guarantee and (D) to deliver to the Collateral Agent a certificate of such Subsidiary, substantially in the form of Exhibit J, with appropriate insertions and attachments, and (iv) if requested by the Collateral Agent, deliver to the Collateral Agent legal opinions relating to the matters described above, which opinions shall be in form and substance, and from counsel, reasonably satisfactory to the Collateral Agent.

8.14  GENERAL PARTNER BANK ACCOUNT.

      Settlement of amounts payable by the General Partner under the Omnibus Agreement and the Services Agreement will be paid through the General Partner Bank Account.

8.15  DEPOSITS INTO THE CASH ESCROW ACCOUNT.

      Not later than the end of each month, the Company will deposit to the Cash Escrow Account for the benefit of the holders of the Notes an amount equal to one-sixth (or in the case of the initial interest period, a fraction the numerator of which is one and the denominator of which is equal to the number of months left in the interest period (rounded up to the next whole month)) of the amount of the next succeeding interest payment on the Notes. The amount on deposit in the Cash Escrow Account shall be distributed by the Cash Escrow Agent on each Interest Payment Date (as defined in the Notes) in payment of the amount of interest then due on the Notes.

8.16  CURRENT REPORT.

      Promptly, but no later than the first Business Day following the Initial Closing Date, the Guarantor shall file a Current Report on Form 8-K, in form and substance reasonably satisfactory to the Required Holders, disclosing that the Guarantor and the Company have entered into this Agreement and that the Company has granted a first priority Lien on substantially all of its assets, including the Mortgaged Properties, in connection therewith. If the Company shall consummate the Acquisition, the Guarantor shall promptly, but not later than the first Business Day following the Subsequent Closing Date, file a Current Report on Form 8-K, in form and substance reasonably acceptable to the Required Holders, disclosing that the Company has granted a first priority Lien over substantially all of the assets acquired in the Acquisition, including any acquired real property.

9.    NEGATIVE COVENANTS.

      The General Partner, the Guarantor and the Company jointly and severally agree that, so long as any Note remains outstanding or any amount is owing to any holder of Notes hereunder:

9.1   FINANCIAL CONDITION COVENANTS.

      The Guarantor and the Company shall not:

      (a) Consolidated Leverage Ratio. Permit the ratio of Consolidated Total Debt of the Guarantor or the Company as at the last day of the most recently ended period of four consecutive fiscal quarters of the Guarantor or the Company to Consolidated EBITDA of the Guarantor or the Company, respectively, for such period to exceed 4.50:1.00; and

      (b) Consolidated Interest Coverage Ratio. Permit the ratio of Consolidated EBITDA of the Guarantor or the Company for the most recently ended period of four consecutive fiscal quarters of the Guarantor or the Company to Consolidated Interest Expense of the Guarantor or the Company, respectively, for such period to be less than 2.50:1.00;

provided, that notwithstanding clause (a), the Guarantor may incur additional Indebtedness having a maturity date equal to or less than 365 days from the date of incurrence (but not any refinancing thereof) in order to finance Future Acquisitions, in which case (i) during the term of any such Indebtedness the Guarantor's compliance with Section 9.1 shall be determined without giving effect to such Indebtedness or the Consolidated EBITDA of the business or assets acquired in such Future Acquisition and (ii) upon maturity or termination of such Indebtedness, the Guarantor's compliance with Section 9.1 shall be determined after giving effect to any financing in connection therewith and including the results of such acquired assets or business on a pro forma basis.

      Subject to the provisions of the immediately preceding paragraph, none of the Guarantor, the Company and their respective Subsidiaries shall incur any Indebtedness at any time unless, after giving effect to the incurrence such Indebtedness, the Guarantor or the Company, as applicable, would be in compliance with Section 9.1(a) as if such Indebtedness had been outstanding on the last day of the most recently ended period of four consecutive fiscal quarters.

9.2   INDEBTEDNESS.

      (a) The General Partner. The General Partner shall not create, issue, incur, assume, become liable in respect of or suffer to exist any Indebtedness except liabilities (i) to trade creditors for the purchase of goods, materials and supplies, or the performance of services, in the ordinary course of business and (ii) arising from its status as general partner under the Guarantor Partnership Agreement.

      (b) The Company. The Company shall not, and shall not permit any Subsidiary to, directly or indirectly create, issue, incur, assume, become liable in respect of or suffer to exist any Indebtedness, except:

            (i) Indebtedness of the Company or any Subsidiary pursuant to any Note Purchase Document (including any Guarantee Obligation of a Subsidiary incurred pursuant to Section 8.13(c)(iii)(C));

            (ii) Indebtedness of the Company to any Subsidiary and of any Wholly Owned Subsidiary Guarantor to the Company or any other Subsidiary;

            (iii) Indebtedness outstanding on the date hereof and listed on
      Schedule 9.2(b)(iii) and any refinancings, refundings, renewals or extensions thereof (without increasing, or shortening the maturity of, the principal amount thereof);

            (iv) Indebtedness (including, without limitation, Capital Lease Obligations) secured by Liens permitted by Section 9.3(g) in an aggregate principal amount not to exceed $25,000,000 at any one time outstanding; and

            (v) additional Indebtedness of the Company or any of its Subsidiaries otherwise not expressly permitted by clauses (i) through (iv) of this Section 9.2(b) in an aggregate principal amount not to exceed $4,000,000 at any one time outstanding.

9.3 LIENS. The Company shall not, and shall not permit any of its Subsidiaries to, directly or indirectly create, incur, assume or suffer to exist any Lien upon any of its property, whether now owned or hereafter acquired, except:

      (a) Liens for taxes not yet due or that are being contested in good faith by appropriate proceedings, provided that adequate cash reserves with respect thereto are maintained on the books of the Company or of its Subsidiaries, if required, in conformity with GAAP;

      (b) carriers', warehousemen's, mechanics', materialmen's, repairmen's or other like Liens arising in the ordinary course of business that are not overdue for a period of more than thirty (30) days or that are being contested in good faith by appropriate proceedings;

      (c) pledges or deposits in connection with workers' compensation, unemployment insurance and other social security legislation;

      (d) deposits to secure the performance of bids, trade contracts (other than for borrowed money), leases, statutory obligations, surety and appeal bonds, performance bonds and other obligations of a like nature incurred in the ordinary course of business;

      (e) easements, rights-of-way, restrictions and other similar encumbrances incurred in the ordinary course of business that, in the aggregate, do not in any case materially detract from the value of the property subject thereto or materially interfere with the ordinary conduct of the business of the Company or any of its Subsidiaries;

      (f) Liens in existence on the date hereof listed on Schedule 9.3(f), securing Indebtedness permitted by Section 9.2(b)(iii), provided that no such Lien is spread to cover any additional property after the date of this Agreement and that the amount of Indebtedness secured thereby is not increased;

      (g) Liens securing Indebtedness of the Company or any of its Subsidiaries incurred pursuant to Section 9.2(b)(iv) to finance the acquisition of fixed or capital assets, provided that (i) such Liens shall be created within twelve months of the acquisition of such fixed or capital assets, (ii) such Liens do not at any time encumber any property other than the property financed by such Indebtedness and (iii) the amount of Indebtedness secured thereby does not exceed the acquisition price of the relevant assets and is not increased between the time the assets are acquired by the Company and the time the Liens are created;

      (h) Liens created pursuant to the Security Documents;

      (i) any interest or title of a lessor under any lease entered into by the Company or any of its Subsidiaries in the ordinary course of its business and covering only the assets so leased, and any interest of a landowner in the case of easements entered into by the Company or any of its Subsidiaries in the ordinary course of its business and covering only the property subject to the easement;

      (j) Liens which secure obligations not to exceed $7,000,000 arising under any Swap Agreement relating to Indebtedness incurred in connection with issuance of the Notes, provided that incurrence of any such Liens shall be subject to the prior execution of an intercreditor agreement with the Collateral Agent in form and substance reasonably satisfactory to the Collateral Agent and the Required Holders; and

      (k) Liens not otherwise permitted by this Section so long as neither (i) the aggregate outstanding principal amount of the obligations secured thereby nor (ii) the aggregate fair market value (determined as of the date such Lien is incurred) of the assets subject thereto exceeds (as to the Company and all its Subsidiaries) $4,000,000 at any one time.

      Except Liens created pursuant to the Security Agreement, the Guarantor shall not create, incur, assume or suffer to exist any Lien upon its right, title and interest in the membership interests of the Company.

9.4   FUNDAMENTAL CHANGES.

      The Company shall not, and shall not permit any of its Subsidiaries to, directly or indirectly, enter into any merger, consolidation or amalgamation, or liquidate, wind up or dissolve itself (or suffer any liquidation or dissolution), or Dispose of all or substantially all of its property or business, except that (a) any Investment expressly permitted by Section 9.7 may be structured as a merger, consolidation or amalgamation and (b) the Company may merge, consolidate or amalgamate with any Person if (i) the Consolidated EBITDA of such Person constitutes less than 5% of the Consolidated EBITDA of the Company for the most recently completed four consecutive fiscal quarters, (ii) such Person is not an Affiliate of The Williams Companies, (iii) such Person has positive Consolidated Net Worth as of the date of such transaction, (iv) such Person does not have contingent liabilities that are material in relation to the value of the assets acquired and (v) such person is organized and validly existing under the laws of the United States of America or any jurisdiction thereof, (vi) immediately after giving effect to such merger, consolidation or amalgamation and including the results of such Person on a pro forma basis and any Indebtedness incurred in connection with such transaction, the surviving entity is in compliance with Section 9.1 and (vii) immediately after giving effect to such merger, consolidation or amalgamation, no Default or Event of Default shall have occurred and be continuing. If the Company shall not be the surviving or continuing Person as a result of such transaction, the Person formed by such consolidation or into which the Company is merged shall expressly assume, in form satisfactory to the holders of the Notes, all of the Obligations.

9.5   DISPOSITION OF PROPERTY.

      The Company shall not, and shall not permit any of its Subsidiaries to, directly or indirectly, Dispose of any of its property, whether now owned or hereafter acquired, or, in the case of any of its Subsidiaries, issue or sell any shares of such Subsidiary's Capital Stock to any Person, except:

      (a) the Disposition of obsolete or worn out property in the ordinary course of business;

      (b) the sale of inventory in the ordinary course of business;

      (c) the sale or issuance of any Subsidiary's Capital Stock to the Company or any Wholly Owned Subsidiary Guarantor;

      (d) the lease of property by the Company and its Subsidiaries in the ordinary course of business and in a manner consistent with existing and past practice so long as the perfected, first priority security interest with respect to such property in favor of the Collateral Agent for the benefit of the holders is not adversely affected thereby;

      (e) the lease of property or rights acquired in the Acquisition to Tesoro pursuant to a lease arrangement entered into substantially simultaneously with the consummation of the Acquisition;

      (f) other property having a fair market value not to exceed $5,000,000 in the aggregate for any fiscal year of the Company the disposition of which will not materially impair operations of the Company's pipeline facilities; and

      (g) an exchange of assets for other similar assets in which the fair market value of the asset(s) received by the Company and its Subsidiaries will equal or exceed the fair market value of the asset(s) given by the Company and its Subsidiaries in exchange therefor; provided, however, that (i) any contingent liabilities related to such acquired assets shall not be material in relation to the value thereof and (ii) the fair market value of assets so received by the Company and its Subsidiaries during the term of this Agreement shall not exceed, in the aggregate, $20,000,000.

9.6   RESTRICTED PAYMENTS.

      (a) If a Default or Event of Default shall have occurred and be continuing, the Company shall not, and shall not permit any of its Subsidiaries to, directly or indirectly, declare or pay any distribution (other than distributions payable solely in equity membership interests) on, or make any payment on account of, or set apart assets for a sinking or other analogous fund for, the purchase, redemption, defeasance, retirement or other acquisition of, any Capital Stock of the Guarantor or the Company or any of their respective Affiliates, whether now or hereafter outstanding, or make any other distribution in respect thereof, either directly or indirectly, whether in cash or property or in obligations of any Affiliate (collectively, "RESTRICTED PAYMENTS") except that any Subsidiary may make Restricted Payments to the Company or any Wholly Owned Subsidiary thereof.

      (b) The Guarantor shall not redeem or retire the Guarantor's Class B units except with the Net Cash Proceeds of Capital Stock issued by the Guarantor.

9.7   INVESTMENTS.

      The Company shall not, and shall not permit any of its Subsidiaries to, directly or indirectly, make any advance, loan, extension of credit (by way of guaranty or otherwise) or capital contribution to, or purchase any Capital Stock, bonds, notes, debentures or other debt securities of, or any assets constituting a business unit of, or make any other investment in, any Person (all of the foregoing, "INVESTMENTS"), except:

      (a) extensions of trade credit in the ordinary course of business;

      (b) investments in Cash Equivalents;

      (c) Guarantee Obligations permitted by Section 9.2;

      (d) the Acquisition;

      (e) Investments made pursuant to Section 8.6;

      (f) intercompany Investments by any Subsidiary in the Company or by the Company or any of its Subsidiaries in any Person that, prior to such investment, is a Wholly Owned Subsidiary Guarantor; and

      (g) Investments by the Company or any of its Subsidiaries in substantially all of the Capital Stock of any Person provided that: (i) the Consolidated EBITDA of such Person constitutes less than 5% of the Consolidated EBITDA of the Company for the most recently completed four consecutive fiscal quarters, (ii) such Person is not an Affiliate of The Williams Companies, (iii) such Person has positive Consolidated Net Worth as of the date of such transaction, (iv) such Person does not have contingent liabilities that are material in relation to the value of the assets acquired and (v) such person is organized and validly existing under the laws of the United States of America or any jurisdiction thereof, (vi) immediately after giving effect to such Investment and including the results of such Person on a pro forma basis and any Indebtedness incurred in connection with such transaction, the Company and the Guarantor are in compliance with
Section 9.1 and (vii) immediately after giving effect to such Investment, no Default or Event of Default shall have occurred and be continuing.

9.8   TRANSACTIONS WITH AFFILIATES.

      The Company shall not, and shall not permit any of its Subsidiaries to, directly or indirectly, enter into any material transaction, including any purchase, sale, lease or exchange of property, the rendering of any service or the payment of any management, advisory or similar fees, with any Affiliate (other than any Wholly Owned Subsidiary Guarantor) unless such transaction is
(a) otherwise permitted under this Agreement, (b) upon terms no less favorable to the Company than it would obtain in a comparable arm's length transaction and
(c) approved by the Conflicts Committee.

9.9   SWAP AGREEMENTS.

      The Company shall not, and shall not permit any of its Subsidiaries to, directly or indirectly, enter into any Swap Agreement, except (a) Swap Agreements entered into in order to effectively cap, collar or exchange interest rates (from fixed to floating rates, from one floating rate to another floating rate or otherwise) with respect to any interest-bearing liability or investment of the Company or any of its Subsidiaries provided that the obligations with respect thereto do not exceed $7,000,000; and (b) Swap Agreements entered into in the ordinary course of business to effectively hedge or limit commodity price exposure related to (i) transmix purchase and related product sales, (ii) product grade imbalances or (iii) natural gas and diesel fuel purchased as fuel for pipeline turbines; provided that the notional amount of purchases and sales with respect to any Swap Agreements entered into pursuant to clause (b) shall not exceed $15,000,000.

9.10  CHANGES IN FISCAL PERIODS.

      The Company shall not permit the fiscal year of the Company to end on a day other than December 31 or change the Company's method of determining fiscal quarters.

9.11  NEGATIVE PLEDGE CLAUSES.

      The Company shall not, and shall not permit any of its Subsidiaries to, enter into or suffer to exist or become effective any agreement that prohibits or limits the ability of the Company or any of its Subsidiaries to create, incur, assume or suffer to exist any Lien upon any of its property or revenues, whether now owned or hereafter acquired, other than (a) this Agreement and the other Note Purchase Documents and (b) any agreements governing any purchase money Liens or Capital Lease Obligations otherwise permitted hereby (in which case, any prohibition or limitation shall only be effective against the assets financed thereby).

9.12  LINES OF BUSINESS.

      The Company shall not, and shall not permit any of its Subsidiaries to, directly or indirectly, enter into any business, including by means of acquisition, consolidation or otherwise, except for those businesses in which the Company is engaged on the date of this Agreement or that are reasonably related thereto.

9.13  AMENDMENTS TO ACQUISITION DOCUMENTS AND VARIOUS AGREEMENTS.

      The General Partner, the Guarantor and the Company, as applicable, shall not (a) amend, supplement or otherwise modify (pursuant to a waiver or otherwise) the terms and conditions of the indemnities and licenses furnished to the Guarantor or the Company pursuant to the Acquisition Documentation such that after giving effect thereto such indemnities or licenses shall be materially less favorable to the interests of the Guarantor or the Company with respect thereto, (b) amend, supplement or otherwise modify (pursuant to a waiver or otherwise) the terms and conditions of any of the Formation Agreements (including Sections 7.5 and 7.8 of the Company LLC Agreement, Sections 5.12(i), 6.7(a), 7.6, 7.9, 11.2 and 13.4 of the Guarantor Partnership Agreement, Sections
7.02 and 7.10(c) of the General Partner LLC Agreement and those sections of the General Partner LLC Agreement amended pursuant to Section 4.1(i)), the Omnibus Agreement or the Services Agreement in a manner materially adverse to the interests of the holders of the Notes or (c) convert the General Partner, Guarantor or Company into any other form of organization.

9.14  CLAUSES RESTRICTING SUBSIDIARY DISTRIBUTIONS.

      The Company shall not, and shall not permit any of its Subsidiaries to, directly or indirectly, enter into or suffer to exist or become effective any consensual encumbrance or restriction on the ability of any Subsidiary of the Company to (a) make Restricted Payments in respect of any Capital Stock of such Subsidiary held by, or pay any Indebtedness owed to, the Company or any other Subsidiary of the Company, (b) make loans or advances to, or other Investments in, the Company or any other Subsidiary of the Company or (c) transfer any of its assets to the Company or any other Subsidiary of the Company, except for such encumbrances or restrictions existing under or by reason of (i) any restrictions existing under the Note Purchase Documents and (ii) any restrictions with respect to a Subsidiary imposed pursuant to an agreement that has been entered into in connection with the Disposition of all or substantially all of the Capital Stock or assets of such Subsidiary.

9.15  SALES AND LEASEBACKS.

      Unless the Company and its Subsidiaries would then be entitled to incur secured Indebtedness in an amount equal to the value of the property sold, neither the Company nor any of its Subsidiaries shall enter into any arrangement with any Person providing for the leasing by the Company or any Subsidiary of real or personal property that has been or is to be sold or transferred by the Company or any Subsidiary to such Person or to any other Person to whom funds have been or are to be advanced by such Person on the security of such property or rental obligations of the Company or any Subsidiary.

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                                                                              45


9.16  NO SUBSIDIARIES.

      The Company shall not create, acquire or own any Subsidiaries, except as expressly provided in Section 9.7(g).

10.   GUARANTEE.

      The Guarantor does hereby covenant and agree with each Purchaser, each subsequent holder of any of the Notes and the Collateral Agent as follows:

10.1  SCOPE OF GUARANTEE.

      Until the Obligations of the Company under this Agreement have been terminated in accordance with their terms (other than by reason of an Event of Default thereunder), the Guarantor hereby guarantees, as a primary obligor and not merely as a surety, absolutely and unconditionally (i) the full and prompt payment of the principal of and interest and the Prepayment Premium and Make-Whole Amount, if any, and other liabilities or amounts payable on the Notes from time to time outstanding, as and when such payments become due and payable, whether by lapse of time, upon redemption or prepayment, by extension or by acceleration or declaration, or otherwise, and the due and punctual payment of any other Obligations or amounts owing to the holders of the Notes, or any of them, by the Company under the Notes, this Agreement, any other Note Purchase Document or otherwise (including interest on overdue payments of principal, the Prepayment Premium and Make-Whole Amount, if any, or interest or other liabilities or amounts at the rate set forth in the Notes), (ii) the full and prompt payment of all attorneys' fees, costs and expenses of collection in amounts actually incurred by the holders of such Notes in connection with the enforcement of this Guarantee, (iii) the full and timely performance of all other obligations of the Company under each Note Purchase Document and (iv) if the Guarantor shall fail to make any payment required to be made by it to any holder of any Note under this Section 10.1 on the date such payment is due hereunder, full and prompt payment of the interest on the amount of such payment, at the rate of interest then in effect with respect to overdue payments of principal or interest on the Notes concerned, from the date such payment was required to be made until the same is actually paid to such holder. The Guarantee provided for herein is a guarantee of the immediate and timely payment and performance of the obligations guaranteed hereby and shall not be deemed to be a guarantee of the collectability of such payments and that in consequence thereof each holder of the Notes may sue the Guarantor directly.

      The Guarantor hereby waives any right to require that any action on or in respect of any Note or this Agreement be brought against the Company or that resort be had to any direct or indirect security for the Notes of the Company or any other remedy. Any holder of any Note may, at its option, proceed hereunder against the Guarantor in the first instance to collect monies when due, the payment of which is guaranteed hereby, without first proceeding against the Company or any other Person and without first resorting to any direct or indirect security for the Notes of the Company or any other remedy. The liability of the Guarantor hereunder shall in no way be affected or impaired by any acceptance or release by any holder of any Note or any direct or indirect security for, or other guaranties of, any indebtedness, liability or obligation of the Company or any other Person to any holder of any Note or by any failure, delay, neglect or omission by any holder of any Note to realize upon or protect any such indebtedness, liability or obligation or any notes or other instruments evidencing the same or any direct or indirect security therefor or by any estoppel, consent, waiver, or other action taken, or omitted to be taken, by such holder. Anything herein to the contrary notwithstanding, the maximum liability of the Guarantor hereunder shall in no event exceed the amount which can be guaranteed by the Guarantor under applicable laws relating to the insolvency of debtors.

10.2  GUARANTOR CONSENT.

      The Guarantor hereby consents and agrees that any holder of any Note from time to time, with or without any further notice to or assent from the Guarantor may, without in any manner affecting the liability of the Guarantor, and upon such terms and conditions as such holder may deem advisable: (1) extend in whole or in part (by renewal or otherwise), modify, change, compromise, release or extend the duration of the time for the performance or payment of, any indebtedness, liability or obligation of the Company or of any other Person secondarily or otherwise liable for any indebtedness, liability or obligations of the Company on the Notes, or waive any default with respect thereto, or, with the consent of the Company to the extent required by the terms thereof, waive, modify, amend or change any provision of this Agreement or the Notes; (2) sell, release, surrender, modify, impair, exchange or substitute any and all property, of any nature and from whomsoever received, held by, or on behalf of, any such holder as direct or indirect security for the payment or performance of any indebtedness, liability or obligation of the Company or of any other Person secondarily or otherwise liable for such indebtedness, liability or obligation; and (3) settle, adjust or compromise any claim of the Company against any other Person secondarily or otherwise liable for any indebtedness, liability or obligation of the Company on the Notes. The Guarantor hereby ratifies and confirms any such extension, renewal, change, sale, release, waiver, surrender, exchange, modification, amendment, impairment, substitution, settlement, adjustment or compromise and agrees that the same shall be binding upon it, and hereby waives any and all defenses, counterclaims or offsets which it might or could have by reason thereof, it being understood that the Guarantor shall at all times be bound by this Guarantee and remain liable hereunder in accordance with its terms.

10.3  CHARACTER OF OBLIGATIONS OF GUARANTOR.

      (a) The Guarantor hereby waives: (i) notice of acceptance of this Guarantee by the holders of the Notes or of the creation, renewal or accrual of any liability of the Company, present or future, or of the reliance of the holders of the Notes upon this Guarantee (it being understood that every indebtedness, liability and obligation described in Section 10.1 hereof shall conclusively be presumed to have been created, contracted or incurred in reliance upon the execution of this Guarantee); (ii) demand of payment by the holders of the Notes from the Company or any other Person indebted in any manner on or for any of the indebtedness, liabilities or obligations hereby guaranteed; and (iii) presentment for payment by the holders of the Notes or any other Person of the Notes of the Company or any other instrument, protest thereof and notice of its dishonor to any party thereto and to the Guarantor.

      (b) Without limiting the generality of the foregoing, the obligations of the Guarantor shall not be discharged or impaired or otherwise affected by:

      (A) any default, failure or delay, willful or otherwise, in the performance by the Company of any obligations of any kind or character whatsoever of the Company (including, without limitation, the obligations and undertakings of the Company under this Agreement);

      (B) any creditors' rights, bankruptcy, receivership or other insolvency proceeding of the Company or any other Person or in respect of the property of the Company or any other Person or any merger, consolidation, reorganization, dissolution, liquidation or winding up of the Company or any other Person;

      (C) impossibility or illegality of performance on the part of the Company of its obligations under the Notes, this Agreement, any Note Purchase Document or any other instruments or documents;

      (D) the validity or enforceability of the Notes, this Agreement, any Note Purchase Document or any other instruments or documents;

      (E) in respect of the Company or any other Person, any change of circumstances, whether or not foreseen or foreseeable, whether or not imputable to the Company or any other Person, or other impossibility of performance through fire, explosion, accident, labor disturbance, floods, droughts, embargoes, wars (whether or not declared), civil commotions, acts of God or the public enemy, delays or failure of suppliers or carriers, inability to obtain materials, action of any federal or state regulatory body or agency, change of law or any other causes affecting performance, or any other force majeure, whether or not beyond the control of the Company or any other Person and whether or not of the kind hereinbefore specified;

      (F) any attachment, claim, demand, charge, lien, order, process, encumbrance or any other happening or event of reason, similar or dissimilar to the foregoing, or any withholding or diminution at the source, by reason of any taxes, assessments, expenses, indebtedness, obligations or liabilities of any character, foreseen or unforeseen, and whether or not valid, incurred by or against any Person, or against any sums payable under this Guarantee, so that such sum would be rendered inadequate or would be unavailable to make the payments herein provided;

      (G) any order, judgment, decree, ruling or regulation (whether or not valid) of any court of any nation or of any political subdivision thereof or any body, agency, department, official or administrative or regulatory agency of any thereof or any other action, happening, event or reason whatsoever, which shall delay, interfere with, hinder or prevent, or in any way adversely affect, the performance by any party of its respective obligations under this Agreement, any Note, any Note Purchase Document or any instrument relating thereto;

      (H)   any sale of all or any part of the Capital Stock of the Company;

      (I) the failure of the Guarantor to receive any benefit from or as a result of its execution, delivery and performance of this Guarantee; or

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                                                                              48


      (J) any other circumstances which might otherwise constitute a defense available to, or a discharge of, the Guarantor in respect of its obligations under this Guarantee.

10.4  ABSOLUTE AND UNCONDITIONAL OBLIGATION.

      The liability of the Guarantor under this Guarantee shall be absolute, direct, immediate, irrevocable and unconditional. The obligations of the Guarantor under this Guarantee and the rights of the holders of the Notes to enforce such obligations by any proceedings, whether by action at law, suit in equity or otherwise, shall not be subject to any reduction, limitation, impairment or termination, whether by reason of any claim of any character whatsoever or otherwise, including, without limitation, claims of waiver, release, surrender, alteration or compromise, and shall not be subject to any defense, set-off, counterclaim (other than any compulsory counterclaim), recoupment or termination whatsoever.

10.5  WAIVER OF SUBROGATION AND CONTRIBUTION.

      The Guarantor hereby irrevocably waives, at all times prior to the payment in full of the Notes and all other amounts payable hereunder, any claim or other rights which it may now or hereunder acquire against the Company that arise from the existence, payment, performance or enforcement of the Guarantor's obligations under this Guarantee or any other agreement, including, without limitation, any right of subrogation, reimbursement, exoneration, contribution, indemnification, or any right to participate in any claim or remedy of any holder of the Notes against the Company, whether or not such claim, remedy or right arises in equity, or under contract, statute or common law, including without limitation, the right to take or receive from the Company, directly or indirectly, in cash or other property or by set-off or in any other manner, payment or security on account of such claim or other rights. If any amount shall be paid to the Guarantor in violation of the preceding sentence at any time prior to the payment in full of the Notes and all other amounts payable hereunder, such amount shall be deemed to have been paid to the Guarantor for the benefit of, and held in trust for the benefit of, the holders of the Notes and shall forthwith be paid to the holders of the Notes to be credited and applied pro rata upon the Notes whether matured or unmatured.

10.6  PREFERENCE.

      The Guarantor agrees that to the extent the Company or the Guarantor makes any payment on the Notes or under this Guarantee, as the case may be, which payment or any part thereof is subsequently invalidated, voided, declared to be fraudulent or preferential, set aside, recovered, rescinded or is required to be retained by or repaid to a trustee, receiver or any other Person under any bankruptcy code, common law, or equitable cause, then and to the extent of such payment, the obligation or the part thereof intended to be satisfied shall be revived and continued in full force and effect with respect to the Guarantor's obligation hereunder, as if said payment had not been made.

11.   LIMITED PUT RIGHT.

      Within thirty (30) days from the date on which the Company mails notice pursuant to Section 8.10(f), each holder of Notes shall have the right to put all or a portion of its Notes to the Company (the "FUNDAMENTAL CHANGE PUT"), and the Company shall be obligated to repurchase such Notes, on the date which is sixty (60) days after the notice was mailed for an amount equal to the outstanding principal amount of such Notes plus accrued and unpaid interest thereon to the date of repurchase.

12.   EVENTS OF DEFAULT.

      An "EVENT OF DEFAULT" shall exist if any of the following conditions or events shall occur and be continuing:

      (a) the Company defaults in the payment of any principal, Prepayment Premium, Make-Whole Amount, if any, or payment on account of a Fundamental Change Put on any Note when the same becomes due and payable, whether at maturity or at a date fixed for prepayment or by declaration or otherwise; or

      (b) the Company defaults in the payment of any interest on any Note or fails to make any deposit required by Section 8.15, in each case for more than five (5) Business Days after the same becomes due and payable; or

      (c) (i) the General Partner, the Guarantor or the Company or any of its Subsidiaries defaults in the performance of or compliance with any term applicable to it contained in clause (i) or (ii) of Section 8.4, Section 8.10(a), Section 8.12, Section 8.16 or Section 9 of this Agreement or Sections
4.4 and 4.6(b) of the Security Agreement or (ii) an "Event of Default" under and as defined in any Mortgage shall have occurred and be continuing; or

      (d) a failure (i) to keep in force insurance required by Section 8.5(b), or (ii) to comply with and conform to all provisions and requirements of the insurance policies and the insurers thereunder which would affect the Company's or its Subsidiaries' ability to keep in force the insurance required by Section 8.5(b) or to collect any proceeds therefrom, or (iii) to comply with any provision of Section 8.5(c); or

      (e) the General Partner, the Guarantor or the Company or any of its Subsidiaries defaults in the performance of or compliance with any term applicable to it contained herein (other than those referred to in paragraphs
(a), (b), (c) or (d) of this Section 12) or any other Note Purchase Document and such default is not remedied within thirty (30) days (or, in the case of any other Note Purchase Document, such shorter grace period as is expressly provided therein) after the earlier of (i) a Responsible Officer obtaining actual knowledge of such default and (ii) the Guarantor, the Company or any of its Subsidiaries receiving written notice of such default from the Required Holders (any such written notice to be identified as a "notice of default" and to refer specifically to this paragraph (e) of Section 12); or

      (f) any representation or warranty made in writing by or on behalf of the General Partner, the Guarantor or the Company or any of its Subsidiaries or by any officer of the General Partner, the Guarantor or the Company or any of its Subsidiaries in this Agreement, any Note Purchase Document or in any writing furnished in connection with the transactions contemplated hereby proves to have been false or incorrect in any material respect on the date as of which made; or

      (g) the General Partner, the Guarantor or the Company or any of its Subsidiaries shall (i) default in making any payment of any principal of any Indebtedness (including any Guarantee Obligation, but excluding the Notes) on the scheduled or original due date with respect thereto; or (ii) default in making any payment of any interest on any such Indebtedness beyond the period of grace, if any, provided in the instrument or agreement under which such Indebtedness was created; or (iii) default in the observance or performance of any other agreement or condition relating to any such Indebtedness or contained in any instrument or agreement evidencing, securing or relating thereto, or any other event shall occur or condition exist, the effect of which default or other event or condition is to cause, or to permit the holder or beneficiary of such Indebtedness (or a trustee or agent on behalf of such holder or beneficiary) to cause, with the giving of notice if required, such Indebtedness to become due prior to its stated maturity or (in the case of any such Indebtedness constituting a Guarantee Obligation) to become payable; provided, that a default, event or condition described in clause (i), (ii) or (iii) of this paragraph (g) shall not at any time constitute an Event of Default unless, at such time, one or more defaults, events or conditions of the type described in clauses (i), (ii) and (iii) of this paragraph (g) shall have occurred and be continuing with respect to Indebtedness the outstanding principal amount of which exceeds in the aggregate $10,000,000; or

      (h) (i) the General Partner, the Guarantor or any Subsidiary of the Guarantor, including the Company or any of its Subsidiaries, shall commence any case, proceeding or other action (A) under any existing or future law of any jurisdiction, domestic or foreign, relating to bankruptcy, insolvency, reorganization or relief of debtors, seeking to have an order for relief entered with respect to it, or seeking to adjudicate it a bankrupt or insolvent, or seeking reorganization, arrangement, adjustment, winding-up, liquidation, dissolution, composition or other relief with respect to it or its debts, or (B) seeking appointment of a receiver, trustee, custodian, conservator or other similar official for it or for all or any substantial part of its assets, or the General Partner, the Guarantor or any Subsidiary of the Guarantor, including the Company or any of its Subsidiaries, shall make a general assignment for the benefit of its creditors; or (ii) there shall be commenced against the General Partner, the Guarantor or any Subsidiary of the Guarantor, including the Company or any of its Subsidiaries, any case, proceeding or other action of a nature referred to in clause (i) above that (A) results in the entry of an order for relief or any such adjudication or appointment or (B) remains undismissed, undischarged or unbonded for a period of sixty (60) days; or (iii) there shall be commenced against the General Partner, the Guarantor or any Subsidiary of the Guarantor, including the Company or any of its Subsidiaries, any case, proceeding or other action seeking issuance of a warrant of attachment, execution, distraint or similar process against all or any substantial part of its assets that results in the entry of an order for any such relief that shall not have been vacated, discharged, or stayed or bonded pending appeal within sixty (60) days from the entry thereof; or (iv) the General Partner, the Guarantor or any Subsidiary of the Guarantor, including the Company or any of its Subsidiaries, shall take any action in furtherance of, or indicating its consent to, approval of, or acquiescence in, any of the acts set forth in clause
(i), (ii), or (iii) above; or (v) the General Partner, the Guarantor or any Subsidiary of the Guarantor, including the Company or any of its Subsidiaries, shall generally not, or shall be unable to, or shall admit in writing its inability to, pay its debts as they become due; or

      (i) (i) any Person shall engage in any "prohibited transaction" (as defined in Section 406 of ERISA or Section 4975 of the Code) involving any Plan,
(ii) any "accumulated
funding deficiency" (as defined in Section 302 of ERISA), whether or not waived, shall exist with respect to any Plan or any Lien in favor of the PBGC or a Plan shall arise on the assets of the General Partner, the Guarantor, the Company or any Commonly Controlled Entity, (iii) a Reportable Event shall occur with respect to, or proceedings shall commence to have a trustee appointed, or a trustee shall be appointed, to administer or to terminate, any Single Employer Plan, which Reportable Event or commencement of proceedings or appointment of a trustee is, in the reasonable opinion of the Required Holders, likely to result in the termination of such Plan for purposes of Title IV of ERISA, (iv) any Single Employer Plan shall terminate for purposes of Title IV of ERISA, (v) the General Partner, the Guarantor, the Company or any Commonly Controlled Entity shall, or in the reasonable opinion of the Required Holders is likely to, incur any liability in connection with a withdrawal from, or the Insolvency or Reorganization of, a Multiemployer Plan or (vi) any other event or condition shall occur or exist with respect to a Plan; and in each case in clauses (i) through (vi) above, such event or condition, together with all other such events or conditions, if any, could, in the reasonable judgment of the Required Holders, reasonably be expected to have a Material Adverse Effect; or

      (j) one or more judgments or decrees shall be entered against the General Partner, the Guarantor or the Company or any of its Subsidiaries involving in the aggregate a liability (not paid or fully covered by insurance as to which the relevant insurance company has acknowledged coverage) of $10,000,000 or more, and all such judgments or decrees shall not have been vacated, discharged, stayed or bonded pending appeal within thirty (30) days from the entry thereof; or

      (k) any of the Security Documents shall cease, for any reason, to be in full force and effect, or the Company or any Affiliate thereof shall so assert, or any Lien created by any of the Security Documents shall cease to be enforceable and of the same effect and priority purported to be created thereby; or

      (l) the Guarantee or any guarantee entered into by a Subsidiary pursuant to Section 8.13(c)(iii)(C) shall cease, for any reason, to be in full force and effect or the General Partner, the Guarantor, the Company, any Subsidiary or any Affiliate thereof shall so assert.

13.   REMEDIES ON DEFAULT, ETC.

13.1  ACCELERATION.

      (a) If an Event of Default described in paragraph (h) of Section 12 has occurred, the outstanding Commitments, if any, shall immediately terminate and all Notes then outstanding shall automatically become immediately due and payable.

      (b) If any other Event of Default has occurred, the Required Holders, by notice to the Company, may take either or both of the following actions: (i) declare the outstanding Commitments, if any, to be terminated forthwith, whereupon the Commitments shall immediately terminate; and (ii) declare all Notes (with accrued interest thereon) and all other amounts owing under this Agreement and the other Note Purchase Documents to be due and payable forthwith, whereupon all Notes and other such amounts shall immediately become due and payable.

      (c) If any Event of Default described in paragraph (a) or (b) of Section 12 has occurred and is continuing, any holder of Notes affected by such Event of Default may at any time, at its option, by notice to the Company, declare all the Notes held by it to be immediately due and payable.

      Any notice delivered by the Required Holders pursuant to this Section 13.1 shall also be provided to the Collateral Agent.

      Upon any Notes becoming automatically due and payable under this Section 13.1, whether automatically or by declaration, such Notes will forthwith mature and the entire unpaid principal amount of the Notes, plus (x) all accrued and unpaid interest thereon and (y) the Prepayment Premium, in the case of the Series A Notes, and the Make-Whole Amount, in the case of the Series B Notes, determined in respect of such principal amount and in accordance with Section
7.3 (to the full extent permitted by applicable law), shall all be immediately due and payable, in each and every case without presentment, demand, protest or further notice, all of which are hereby waived. The Company acknowledges, and the parties hereto agree, that each holder of a Note has the right to maintain its investment in the Notes free from repayment by the Company (except as herein specifically provided for) and that the provision for payment of a Prepayment Premium, in the case of the Series A Notes, or a Make-Whole Amount, in the case of the Series B Notes, by the Company in the event that the Notes are prepaid or are accelerated as a result of an Event of Default, is intended to provide compensation for the deprivation of such right under such circumstances.

13.2  OTHER REMEDIES.

      If any Default or Event of Default has occurred and is continuing, and irrespective of whether the Notes have become or have been declared immediately due and payable under Section 13.1, the holder of any Note at the time outstanding may proceed to protect and enforce the rights of such holder by an action at law, suit in equity or other appropriate proceeding, whether for the specific performance of any agreement contained herein or in any Note, or for an injunction against a violation of any of the terms hereof or thereof, or in aid of the exercise of any power granted hereby or thereby or by law or otherwise.

      If any Default or Event of Default has occurred and is continuing, the Collateral Agent and the holders may exercise the remedies provided in the Security Documents.

13.3  NO WAIVERS OR ELECTION OF REMEDIES, EXPENSES, ETC.

      No course of dealing and no delay on the part of any holder of any Note in exercising any right, power or remedy shall operate as a waiver thereof or otherwise prejudice such holder's rights, powers or remedies. No right, power or remedy conferred by this Agreement or by any Note upon any holder thereof shall be exclusive of any other right, power or remedy referred to herein or therein or now or hereafter available at law, in equity, by statute or otherwise. Without limiting the obligations of the Company under Section 16, the Company will pay to the holder of each Note on demand such further amount as shall be sufficient to cover all costs and expenses of such holder incurred in any enforcement or collection under this Section 13, including, without limitation, reasonable attorneys' fees, expenses and disbursements.

13.4  NO GENERAL PARTNER'S LIABILITY.

      Notwithstanding any other provision contained in the Note Purchase Documents to the contrary, the Purchasers agree for themselves and any subsequent holder of any Note by acceptance of a Note registered in its name (or the name of its nominee) shall be deemed to have agreed, that any claim against the Company which may arise under this Agreement, any Note or any other Note Purchase Document shall be made only against and shall be limited to the assets of the Company and the Guarantor, and that no judgment, order or execution entered in any suit, action or proceeding, whether legal or equitable, on this Agreement, such Note or any of the other Note Purchase Documents shall be obtained or enforced against the General Partner or its assets for the purpose of obtaining satisfaction and payment of such Note, the Indebtedness evidenced thereby or any claims arising thereunder or under this Agreement or any other Note Purchase Document, any right to proceed against the General Partner individually or its respective assets being hereby expressly waived, renounced and remitted by the holders of the Notes. Nothing in this Section 13.4, however, shall be construed so as to prevent any holder of any Note from commencing any action, suit or proceeding with respect to or causing legal papers to be served upon the General Partner for the purpose of obtaining jurisdiction over the Guarantor or the Company or enforcing the obligations of the General Partner or the Company hereunder.

14.   REGISTRATION; EXCHANGE; SUBSTITUTION OF NOTES.

14.1  REGISTRATION OF NOTES.

      The Company shall keep at its principal executive office a register for the registration and registration of transfers of Notes. The name and address of each holder of one or more Notes, each transfer thereof and the name and address of each transferee of one or more Notes shall be registered in such register. Prior to due presentment for registration of transfer, the Person in whose name any Note shall be registered shall be deemed and treated as the owner and holder thereof for all purposes hereof, and the Company shall not be affected by any notice or knowledge to the contrary. The Company shall give to any holder of a Note that is an Institutional Investor, promptly upon request therefor, a complete and correct copy of the names and addresses of all registered holders of Notes.

14.2  TRANSFER AND EXCHANGE OF NOTES.

      Upon surrender of any Note at the principal executive office of the Company for registration of transfer or exchange (and in the case of a surrender for registration of transfer, duly endorsed or accompanied by a written instrument of transfer duly executed by the registered holder of such Note or his attorney duly authorized in writing and accompanied by the address for notices of each transferee of such Note or part thereof), the Company shall execute and deliver, at the Company's expense (except as provided below), one or more new Notes (as requested by the holder thereof) of the same series in exchange therefor, in an aggregate principal amount equal to the unpaid principal amount of the surrendered Note. Each such new Note shall be payable to such Person as such holder may request and shall be substantially in the form of Exhibit A, in the case of a new Series A Note, or Exhibit B, in the case of a new Series B Note. Each such new Note shall be dated and bear interest from the date to which interest shall have been paid on the surrendered Note or dated the date of the surrendered Note if no interest shall have been paid thereon. The Company may require payment of a sum sufficient to cover any stamp tax or governmental charge imposed in respect of any such transfer of Notes. Notes shall not be transferred in denominations of less than $1,000,000, provided that if necessary to enable the registration of transfer by a holder of its entire holding of Notes, one Note may be in a denomination of less than $1,000,000. Any transferee, by its acceptance of a Note registered in its name (or the name of its nominee), shall be deemed to have made the representation set forth in Section 6.2.

      Upon registration of transfer in accordance with this Section 14.2, (i) the transferee shall be deemed a "holder" hereunder with respect to the transferred Notes and shall become a party to this Agreement and shall have all of the rights and obligations of a holder hereunder (except for purposes of the representation contained in Section 6.1) and under the other Note Purchase Documents and (ii) except as otherwise provided therein, the transferor shall relinquish its rights and be released from its obligations under the Note Purchase Documents to the extent of the interests so transferred.

14.3  REPLACEMENT OF NOTES.

      Upon receipt by the Company of evidence reasonably satisfactory to it of the ownership of and the loss, theft, destruction or mutilation of any Note (which evidence shall be, in the case of an Institutional Investor, notice from such Institutional Investor of such ownership and such loss, theft, destruction or mutilation), and

      (a) in the case of loss, theft or destruction, of indemnity reasonably satisfactory to it (provided that if the holder of such Note is, or is a nominee for, an original Purchaser or another holder of a Note with a minimum net worth of at least $100,000,000, such Person's own unsecured agreement of indemnity shall be deemed to be satisfactory), or

      (b) in the case of mutilation, upon surrender and cancellation thereof, the Company at its own expense shall execute and deliver, in lieu thereof, a new Note of the same series, dated and bearing interest from the date to which interest shall have been paid on such lost, stolen, destroyed or mutilated Note or dated the date of such lost, stolen, destroyed or mutilated Note if no interest shall have been paid thereon.

15.   PAYMENTS ON NOTES.

      So long as each Purchaser or its nominee shall be the holder of any Note, the Company will pay all sums becoming due on such Note for principal, the Prepayment Premium and Make-Whole Amount, if any, and interest by the method and at the address specified for such purpose below its name in Schedule A-1 and Schedule A-2, or by such other method or at such other address as it shall have from time to time specified to the Company in writing for such purpose, without the presentation or surrender of such Note or the making of any notation thereon, except that upon written request of the Company made concurrently with or reasonably promptly after payment or prepayment in full of any Note, such Purchaser shall surrender its Note for cancellation, reasonably promptly after any such request, to the Company at its principal executive office. Prior to any sale or other disposition of any Note held by any Purchaser or its nominee it will, at its election, either endorse thereon the amount of principal paid thereon and the last date to which interest has been paid thereon or surrender such Note to the Company in exchange for a new Note or Notes pursuant to Section 14.2. The Company will afford the benefits of this Section 15 to any Institutional Investor that is the direct or indirect transferee of any Note purchased by any Purchaser under this Agreement and that has made the same agreement relating to such Note as such Purchaser has made in this Section 15.

16.   EXPENSES, ETC.

      Whether or not the transactions contemplated hereby are consummated, the Company agrees (a) to pay or reimburse all out-of-pocket costs and expenses (including the fees of special and local counsel to the Purchasers) incurred by each Purchaser, each holder of Notes, the Collateral Agent and the Cash Escrow Agent in connection with the development, preparation and execution of, and any amendment, supplement or modification to, or waivers or consents in respect of, this Agreement and the other Note Purchase Documents and any other documents prepared in connection herewith or therewith, and the consummation and administration of the transactions contemplated hereby and thereby, including the reasonable fees and disbursements of the Cash Escrow Agent and the Collateral Agent and filing and recording fees and expenses, with statements with respect to the foregoing to be submitted to the Company prior to each Closing Date (in the case of amounts to be paid on a Closing Date) and from time to time thereafter on a quarterly basis or such other periodic basis as the Collateral Agent, the Cash Escrow Agent or the Required Holders shall deem appropriate, (b) to pay or reimburse each holder, the Collateral Agent and the Cash Escrow Agent for all its costs and expenses incurred in connection with the enforcement or preservation of (or determining whether or how to enforce or preserve) any rights under this Agreement, the other Note Purchase Documents and any such other documents, including the fees and disbursements of counsel (including the allocated fees and expenses of in-house counsel) to each holder or to the Collateral Agent or the Cash Escrow Agent, (c) to pay, indemnify, and hold each holder harmless from, any and all recording and filing fees and any and all liabilities with respect to, or resulting from any delay in paying, stamp, excise and other taxes, if any, that may be payable or determined to be payable in connection with the execution and delivery of, or consummation or administration of any of the transactions contemplated by, or any amendment, supplement or modification of, or any waiver or consent under or in respect of, this Agreement, the other Note Purchase Documents and any such other documents and (d) to pay, indemnify, and hold each holder and their respective officers, directors, employees, affiliates, agents and controlling persons (each, an "INDEMNITEE") harmless from and against any and all other liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever with respect to the execution, delivery, enforcement, performance and administration of this Agreement, the other Note Purchase Documents and any such other documents, including any of the foregoing relating to the use of proceeds of the Notes or the violation of, noncompliance with or liability under, any Environmental Law applicable to the operations of the Company or any of its Subsidiaries or any of the Properties and the reasonable fees and expenses of legal counsel in connection with claims, actions or proceedings by any Indemnitee against the Guarantor or the Company or any of its Subsidiaries under any Note Purchase Document (all the foregoing in this clause (d), collectively, the "INDEMNIFIED LIABILITIES"), provided, that the Company and its Subsidiaries shall have no obligation hereunder to any Indemnitee with respect to Indemnified Liabilities to the extent such Indemnified Liabilities are found by a final and nonappealable decision of a court of competent jurisdiction to have resulted solely from the gross negligence or willful misconduct of such Indemnitee. Without limiting the foregoing, and to the extent permitted by applicable law, each of the General Partner, the Guarantor and the Company agrees not to assert, and to cause each Subsidiary of the Company not to assert, and hereby waives, and agrees to cause each Subsidiary of the Company to waive, all rights for contribution or any other rights of recovery with respect to all claims, demands, penalties, fines, liabilities, settlements, damages, costs and expenses of whatever kind or nature, under or related to Environmental Laws, that any of them might have by statute or otherwise against any Indemnitee. All amounts due under this Section 16 shall be payable not later than ten (10) days after written demand therefor. The agreements in this Section 16 shall survive: transfer or sale of Notes by a holder and repayment of the Notes and all other amounts payable hereunder; the enforcement, amendment or waiver of any provision of this Agreement, any Note Purchase Document or the Notes; and the termination of this Agreement or any Note Purchase Document.

17.   SURVIVAL OF REPRESENTATIONS AND WARRANTIES; ENTIRE AGREEMENT.

      All representations and warranties contained herein shall survive the execution and delivery of this Agreement and the other Note Purchase Documents, the purchase or transfer by any Purchaser of any Note or portion thereof or interest therein and the payment of any Note, and may be relied upon by any subsequent holder of a Note, regardless of any investigation made at any time by or on behalf of any Purchaser or any other holder of a Note. All statements contained in any other Note Purchase Document, any certificate or any other instrument delivered by or on behalf of the Company pursuant to this Agreement shall be deemed representations and warranties of the Company under this Agreement. Subject to the preceding sentence, this Agreement and the other Note Purchase Documents embody the entire agreement and understanding between the Purchasers and the Company and supersede all prior agreements and understandings relating to the subject matter hereof.

18.   AMENDMENT AND WAIVER.

18.1  REQUIREMENTS.

      This Agreement, the Mortgages, the Security Agreement, the Collateral Agency Agreement and the Notes may be amended, and the observance of any term thereof may be waived (either retroactively or prospectively), with (and only with) the written consent of the Guarantor, the Company and each of its Subsidiaries (in each case, to the extent a party thereto) and the Required Holders and, with respect to the Mortgages and the Security Agreement, the Collateral Agent, and, with respect to the Collateral Agency Agreement, the Collateral Agent and the Cash Escrow Agent, except that (a) no amendment or waiver of any of the provisions of Section 1, 2, 3, 4, 5, 6, 10, 16, 21 or 23 hereof, or any defined term (as it is used therein), will be effective as to any holder of Notes unless consented to by such holder of Notes in writing, (b) no amendment or waiver may release any material portion of the Collateral, release the Guarantor from its obligations under Section 10, or release any Subsidiary from its guarantee obligations undertaken pursuant to Section 8.13(c)(iii)(C), in each case without the written consent of all holders of the Notes, (c) no amendment or waiver may reduce any percentage specified in the definition of Required Holders without the consent of all holders of the Notes and (d) no such amendment or waiver may, without the written consent of the holder of each Note at the time outstanding affected thereby, (i) subject to the provisions of
Section 13 relating to acceleration, change the amount or time of any prepayment or payment of principal of, or reduce the rate or change the time of payment or method of computation of interest or of the Prepayment Premium or Make-Whole Amount on, the Notes or (ii) amend any of Sections 7, 12(a), 12(b), 13, 18 or 22.

18.2  SOLICITATION OF HOLDERS OF NOTES.

      (a) Solicitation. The Company will provide each holder of the Notes (irrespective of the amount of Notes then owned by it) with sufficient information, sufficiently far in advance of the date a decision is required, to enable such holder to make an informed and considered decision with respect to any proposed amendment, waiver or consent in respect of any of the provisions hereof or of the Mortgages, the Security Agreement or the Notes. The Company will deliver executed or true and correct copies of each amendment, waiver or consent effected pursuant to the provisions of this Section 18 to each holder of outstanding Notes promptly following the date on which it is executed and delivered by, or receives the consent or approval of, the requisite holders of Notes.

      (b) Payment. The Company will not directly or indirectly pay or cause to be paid any remuneration, whether by way of supplemental or additional interest, fee or otherwise, or grant any security, to any holder of Notes as consideration for or as an inducement to the entering into by any holder of Notes or any waiver or amendment of any of the terms and provisions hereof unless such remuneration is concurrently paid, or security is concurrently granted, on the same terms, ratably to each holder of Notes then outstanding even if such holder did not consent to such waiver or amendment.

18.3  BINDING EFFECT, ETC.

      Any amendment or waiver consented to as provided in this Section 18 applies equally to all holders of Notes and is binding upon them and upon each future holder of any Note and upon the Company, the Guarantor and the General Partner without regard to whether such Note has been marked to indicate such amendment or waiver. No such amendment or waiver will extend to or affect any obligation, covenant, agreement, Default or Event of Default not expressly amended or waived or impair any right consequent thereon. No course of dealing between or among the Company, the Guarantor and the General Partner and the holder of any Note nor any delay in exercising any rights hereunder or under any Note shall operate as a waiver of any rights of any holder of such Note. As used herein, the term "this Agreement" and references thereto shall mean this Agreement as it may from time to time be amended or supplemented.

18.4  NOTES HELD BY COMPANY, ETC.

      Solely for the purpose of determining whether the holders of the requisite percentage of the aggregate principal amount of Notes then outstanding approved or consented to any amendment, waiver or consent to be given under this Agreement, the Notes, the Mortgages or the Security Agreement, or have directed the taking of any action provided herein or in the Notes to be taken upon the direction of the holders of a specified percentage of the aggregate principal amount of Notes then outstanding, Notes directly or indirectly owned by the Company or any of its Affiliates shall be deemed not to be outstanding.

18.5  RELEASES OF GUARANTEES AND LIENS.

      (a) Notwithstanding anything to the contrary contained herein or in any other Note Purchase Document, the Collateral Agent shall be irrevocably authorized by each holder of Notes (without requirement of notice to or consent of any holder of Notes except as expressly required by Section 18.1) to take any action requested by the Company or any of its Subsidiaries having the effect of releasing any Collateral (i) to the extent necessary to permit consummation of any transaction not prohibited by any Note Purchase Document or that has been consented to in accordance with Section 18.1 or (ii) under the circumstances described in paragraph (b) below.

      (b) At such time as the Notes and the other Obligations under the Note Purchase Documents shall have been paid in full, the Collateral shall be released from the Liens created by the Security Documents, and the Security Documents and all obligations (other than those expressly stated to survive such termination) of the Collateral Agent and the Company or any of its Subsidiaries under the Security Documents shall terminate, all without delivery of any instrument or performance of any act by any Person.

19.   NOTICES.

      All notices and communications provided for hereunder shall be in writing and sent (a) by telecopy if the sender on the same day sends a confirming copy of such notice by a recognized overnight delivery service (charges prepaid), or
(b) by registered or certified mail with return receipt requested (postage prepaid), or (c) by a recognized overnight delivery service (with charges prepaid). Any such notice must be sent:

      (i) if to any Purchaser or its nominee, to such Purchaser or its nominee or it at the address specified for such communications in Schedule A-1 and Schedule A-2, or at such other address as such Purchaser or its nominee shall have specified to the Company in writing,

      (ii) if to any other holder of any Note, to such holder at such address as such other holder shall have specified to the Company in writing, or

      (iii) if to the Company, to the Company, One Williams Center, MD 35-1, Tulsa, Oklahoma 74172 or at such other address as the Company shall have specified to the holder of each Note in writing.

      Notices under this Section 19 will be deemed given only when actually received.

20.   REPRODUCTION OF DOCUMENTS.

      This Agreement and all documents relating thereto, including, without limitation, (a) consents, waivers and modifications that may hereafter be executed, (b) documents received by any Purchaser at the Closing (except the Notes themselves), and (c) financial statements, certificates and other information previously or hereafter furnished to any holder of Notes, may be reproduced by such holder by any photographic, photostatic, microfilm, microcard, miniature photographic or other similar process and any holder may destroy any original document so reproduced. Each of the Company, the Guarantor and the General Partner agrees and stipulates that, to the extent permitted by applicable law, any such reproduction shall be admissible in evidence as the original itself in any judicial or administrative proceeding (whether or not the original is in existence and whether or not such reproduction was made by any holder in the regular course of business) and any enlargement, facsimile or further reproduction of such reproduction shall likewise be admissible in evidence. This Section 20 shall not prohibit the Company or any other holder of Notes from contesting any such reproduction to the same extent that it could contest the original, or from introducing evidence to demonstrate the inaccuracy of any such reproduction.

21.   CONFIDENTIAL INFORMATION.

      For the purposes of this Section 21, "CONFIDENTIAL INFORMATION" means information delivered to any Purchaser by or on behalf of the General Partner, the Guarantor, or the Company in connection with the transactions contemplated by or otherwise pursuant to this Agreement or any other Note Purchase Document that is proprietary in nature and that was clearly marked or labeled or otherwise adequately identified when received by such Purchaser as being confidential information of the General Partner, the Guarantor or the Company, provided that such term does not include information that (a) was publicly known or otherwise known to such Purchaser prior to the time of such disclosure, (b) subsequently becomes publicly known through no act or omission by such Purchaser or any person acting on such Purchaser's behalf, (c) otherwise becomes known to such Purchaser other than through disclosure by the General Partner, the Guarantor or the Company or (d) constitutes financial statements delivered to such Purchaser under Section 8.1 that are otherwise publicly available. Each Purchaser in receipt of Confidential Information will maintain the confidentiality of such Confidential Information in accordance with procedures adopted by it in good faith to protect confidential information of third parties delivered to it provided that each Purchaser may deliver or disclose Confidential Information to (i) its directors, officers, employees, agents, attorneys and affiliates (to the extent such disclosure reasonably relates to the administration of the investment represented by the Notes), (ii) its financial advisors and other professional advisors who agree to hold confidential the Confidential Information substantially in accordance with the terms of this Section 21, (iii) any other holder of any Note, (iv) any Institutional Investor to which such Purchaser sells or offers to sell such Note or any part thereof or any participation therein (if such Person has agreed in writing prior to its receipt of such Confidential Information to be bound by the provisions of this Section 21), (v) any Person from which such Purchaser offers to purchase any security of the Company (if such Person has agreed in writing prior to its receipt of such Confidential Information to be bound by the provisions of this Section 21), (vi) any federal or state regulatory authority having jurisdiction over such Purchaser, (vii) the National Association of Insurance Commissioners or any similar organization, or any nationally recognized rating agency that requires access to information about such Purchaser's investment portfolio or (viii) any other Person to which such delivery or disclosure may be necessary or appropriate (w) to effect compliance with any law, rule, regulation or order applicable to such Purchaser, (x) in response to any subpoena or other legal process, (y) in connection with any litigation to which such Purchaser is a party or (z) if an Event of Default has occurred and is continuing, to the extent such Purchaser may reasonably determine such delivery and disclosure to be necessary or appropriate in the enforcement or for the protection of the rights and remedies under such Purchaser's Notes and this Agreement; provided that prior to disclosing any such Confidential Information pursuant to clauses (viii)(w) and
(x), such Purchaser shall use reasonable efforts to give prior notice to the General Partner, the Guarantor and the Company. Each holder of a Note, by its acceptance of a Note, will be deemed to have agreed to be bound by and to be entitled to the benefits of this Section 21 as though it were a party to this Agreement.

22.   SUBSTITUTION OF PURCHASER.

      Each Purchaser shall have the right to substitute any one of its Affiliates as the purchaser of the Notes that it has agreed to purchase hereunder, by written notice to the Company, which notice shall be signed by both such Purchaser and its Affiliate, shall contain such Affiliate's agreement to be bound by this Agreement and shall contain a confirmation by such Affiliate of the accuracy with respect to it of the representations set forth in Section
6. Upon receipt of such notice, wherever the word "Purchaser" is used in this Agreement (other than in this Section 22), such word shall be deemed to refer to such Affiliate in lieu of the Purchaser. In the event that such Affiliate is so substituted as a purchaser hereunder and such Affiliate thereafter transfers to the original Purchaser all of the Notes then held by such Affiliate, upon receipt by the Company of notice of such transfer, wherever the word "Purchaser" is used in this Agreement (other than in this Section 22), such word shall no longer be deemed to refer to such Affiliate, but shall refer to the original Purchaser, and such Purchaser shall have all the rights of an original holder of the Notes under this Agreement.

23.   MISCELLANEOUS.

23.1  SUCCESSORS AND ASSIGNS.

      All covenants and other agreements contained in this Agreement by or on behalf of any of the parties hereto bind and inure to the benefit of their respective successors and assigns (including, without limitation, any subsequent holder of a Note) whether so expressed or not.

23.2  SEVERABILITY.

      Any provision of this Agreement that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall (to the full extent permitted by law) not invalidate or render unenforceable such provision in any other jurisdiction.

23.3  CONSTRUCTION.

      Each covenant contained herein shall be construed (absent express provision to the contrary) as being independent of each other covenant contained herein, so that compliance with any one covenant shall not (absent such an express contrary provision) be deemed to excuse compliance with any other covenant. Where any provision herein refers to action to be taken by any Person, or which such Person is prohibited from taking, such provision shall be applicable whether such action is taken directly or indirectly by such Person.

23.4  COUNTERPARTS.

      This Agreement may be executed in any number of counterparts, each of which shall be an original but all of which together shall constitute one instrument. Each counterpart may consist of a number of copies hereof, each signed by less than all, but together signed by all, of the parties hereto.

23.5  GOVERNING LAW.

      This Agreement shall be construed and enforced in accordance with, and the rights of the parties shall be governed by, the law of the State of New York excluding choice-of-law principles of the law of such State that would require the application of the laws of a jurisdiction other than such State.

23.6  SUBMISSION TO JURISDICTION.

      Each of the General Partner, the Guarantor and the Company agree that, if judicial proceedings are brought by any holder of Notes to enforce any right or remedy under this Agreement, any Note or any other Note Purchase Document, no immunity from such proceedings will be claimed by or on behalf of the General Partner, the Guarantor or the Company, as the case may be, or with respect to its property. With respect to any such suit, action or proceeding which may be brought by any holder of Notes, each of the General Partner, the Guarantor and the Company hereby consents to submit to the jurisdiction of any state or federal court of competent jurisdiction sitting within the area comprising the Southern District of New York on the date of this Agreement and waives any objection which it may have to the venue of any such suit, action or proceeding in any such court and any claim or defense of inconvenient forum. Each of the General Partner, the Guarantor and the Company irrevocably appoints CT Corporation, with offices at 111 Eighth Avenue, New York, New York 10011, from the Initial Closing Date to and including October 7, 2008, as its authorized agent upon which process may be served in any such suit, action or proceeding and CT Corporation hereby accepts such appointment. The General Partner, the Guarantor and the Company will take any and all action, including the execution and filing of all such documents and instruments, as may be necessary to effect and continue the appointment of such agent in full force and effect, or if necessary by reason of any fact or condition relating to such agent, to replace such agent (but only after having given notice thereof to each holder of Notes) during the period in which any Notes are outstanding. Each of the General Partner, the Guarantor and the Company agrees that service of process upon such agent and written notice of such service given to the General Partner, the Guarantor or the Company, as the case may be, shall be deemed in every respect effective service of process upon the General Partner, the Guarantor or the Company in any such suit, action or proceeding in any such court. In making the foregoing appointment and submission to jurisdiction, each of the General Partner, the Guarantor and the Company expressly waives the benefit of any contrary provisions of law. Nothing in this Section 23.6 shall affect the right of any holder of Notes to serve process in any other manner permitted by law or to commence legal proceedings or otherwise proceed against the General Partner, the Guarantor or the Company in any court in which the General Partner, the Guarantor or the Company is subject to suit.

23.7  JUDGMENT CURRENCY.

      In respect of any judgment or order given or made for any amount due hereunder that is expressed and paid in a currency (the "JUDGMENT CURRENCY") other than U.S. dollars, the General Partner, the Guarantor and the Company, severally, will indemnify each Purchaser against any material loss incurred by it as a result of any variation between (i) the rate of exchange at which the U.S. dollar amount is converted into the Judgment Currency for the purpose of such judgment or order and (ii) the rate of exchange at which such Purchaser is able to purchase U.S. dollars with the amount of judgment currency actually received by such Purchaser. The foregoing indemnity shall constitute a separate and independent obligation of the General Partner, the Guarantor and the Company and shall continue in full force and effect notwithstanding any such judgment or order as aforesaid. The term "rate of exchange" shall include any premiums and costs of exchange payable in connection with the purchase or conversion into U.S. dollars.

23.8  EFFECTIVENESS OF SECURITY DOCUMENTS.

      Notwithstanding anything contained in this Agreement or any other Note Purchase Document, no Obligation of the Borrower and no obligation of the Guarantor pursuant to the Guarantee shall be entitled to the benefits of the Security Documents until the Initial Closing Date.

                                    * * * * *

      Each Purchaser in agreement with the foregoing, please sign the form of agreement on the accompanying counterpart of this Agreement and return it to the Company, whereupon the foregoing shall become a binding agreement between such Purchaser, the General Partner, the Guarantor and the Company.

                                Very truly yours,

                                WILLIAMS GP LLC

                                By:   ____________________________
                                      Name:
                                      Title:


                                WILLIAMS ENERGY PARTNERS L.P.

                                   By: WILLIAMS GP LLC, its General Partner

                                         By  ____________________________
                                             Name:
                                             Title:


                                WILLIAMS PIPE LINE COMPANY, LLC

                                   By: WILLIAMS ENERGY PARTNERS L.P.,
                                       its Sole Member

                                   By: WILLIAMS GP LLC, its General Partner

                                         By: ____________________________
                                             Name:
                                             Title:

                                                                    SCHEDULE A-1

                                 INITIAL CLOSING

                       INFORMATION RELATING TO PURCHASERS

PURCHASER NAME                             GENERAL ELECTRIC CAPITAL CORPORATION
Name in Which Note is Registered           GENERAL ELECTRIC CAPITAL CORPORATION

Principal Amount                           $156,000,000

Payment on account of Note

         Method                            Federal Funds Wire Transfer

         Account information               Bankers Trust Company,
                                           New York, NY
                                           ABA# 021-001-033
                                           Account Name: GECC/T&I Depository Account
                                           Acct# 50-205-784
                                           Ref: Williams Pipeline Loan

                                           Attn: PD Fortmann

Accompanying information                   Name of Company:

                                           Description of Security:

                                           PPN: 96949X AA 7 ISIN No.: US96949XAA72

Address for Notices Related to Payments    GE Structured Finance
                                           120 Long Ridge Road
                                           Stamford, CT 06927

                                           Attn: Manager - Operations
                                                 Energy Portfolio

Address for all other Notices              GE Structured Finance
                                           120 Long Ridge Road
                                           Stamford, CT 06927

                                           Attn: Manager - Operations
                                                 Energy Portfolio

Other Instructions                         GENERAL ELECTRIC CAPITAL CORPORATION


                                           By:___________________________________
                                           Name:
                                           Title:

Instructions re Delivery of Notes          GE Structured Finance
                                           120 Long Ridge Road
                                           Stamford, CT 06927
                                           Attn: Ms. Anne Pace, 3D39

Tax identification number                  13-1500700

                            NOTE PURCHASE AGREEMENT

PURCHASER NAME                             METROPOLITAN LIFE INSURANCE COMPANY
Name in Which Note is Registered           METROPOLITAN LIFE INSURANCE COMPANY

Principal Amount                           $39,000,000

Payment on account of Note

         Method                            Federal Funds Wire Transfer

         Account information               JP Morgan Chase Bank
                                           New York, New York
                                           ABA# 021000021
                                           Acct# 002-2-410591
                                           Ref A/C: With reference to PPN#

Accompanying information                   Name of Company:

                                           Description of Security:

                                           PPN: 96949X AB 5 ISIN No.: US96949XAB55

Address for Notices Related to Payments    Metropolitan Life Insurance Company
                                           Securities Accounting
                                           4100 Boyscout Boulevard
                                           Tampa, Florida 33607

                                           Attn: Desiree Di Salvo

                                           Fax:  813-801-2506

Address for all other Notices              Metropolitan Life Insurance Company
                                           Investments, Private Placements
                                           10 Park Avenue, P.O. Box 1902
                                           Morristown, New Jersey 07962-1902

                                           Attn: Director
                                           Fax:  973-355-4250

                                           with a copy to:

                                           Metropolitan Life Insurance Company
                                           Investments, Private Placements
                                           10 Park Avenue, P.O. Box 1902
                                           Morristown, New Jersey 07962-1902

                                           Attn: Chief Counsel - Securities Investments (PRIV)

                                           Fax:  973-355-4338

                                           and a copy to:

                                           Metropolitan Life Insurance Company
                                           Securities Accounting
                                           4100 Boyscout Boulevard
                                           Tampa, Florida 33607

                                           Attn: Desiree Di Salvo

                                           Fax:  813-801-2506

PURCHASER NAME                             METROPOLITAN LIFE INSURANCE COMPANY
Other Instructions                         METROPOLITAN LIFE INSURANCE COMPANY


                                                 By:___________________________________
                                                 Name:
                                                 Title:

Instructions re Delivery of Notes          Metropolitan Life Insurance Company
                                           10 Park Avenue, P.O. Box 1902
                                           Morristown, New Jersey 07962-1902
                                           Attn: Kim Liou, Esq.

Tax identification number                  13-558-1829

PURCHASER NAME                             METROPOLITAN LIFE INSURANCE COMPANY
Name in Which Note is Registered           METROPOLITAN LIFE INSURANCE COMPANY

Principal Amount                           $3,000,000

Payment on account of Note

         Method                            Federal Funds Wire Transfer

         Account information               JP Morgan Chase Bank
                                           New York, New York
                                           ABA# 021000021
                                           Acct# 002-2-410591

                                           Ref A/C:  With reference to PPN#

Accompanying information                   Name of Company:

                                           Description of Security:

                                           PPN: 96949X AB 5 ISIN No.: US96949XAB55

Address for Notices Related to Payments    Metropolitan Life Insurance Company
                                           Securities Accounting
                                           4100 Boyscout Boulevard
                                           Tampa, Florida 33607

                                           Attn: Desiree Di Salvo

                                           Fax:  813-801-2506

Address for all other Notices              Metropolitan Life Insurance Company
                                           Investments, Private Placements
                                           10 Park Avenue, P.O. Box 1902
                                           Morristown, New Jersey 07962-1902

                                           Attn: Director
                                           Fax:  973-355-4250

                                           with a copy to:

                                           Metropolitan Life Insurance Company
                                           Investments, Private Placements
                                           10 Park Avenue, P.O. Box 1902
                                           Morristown, New Jersey 07962-1902

                                           Attn: Chief Counsel - Securities Investments (PRIV)

                                           Fax:  973-355-4338

                                           and a copy to:

                                           Metropolitan Life Insurance Company
                                           Securities Accounting
                                           4100 Boyscout Boulevard
                                           Tampa, Florida 33607

                                           Attn: Desiree Di Salvo

                                           Fax:  813-801-2506

PURCHASER NAME                             METROPOLITAN LIFE INSURANCE COMPANY
Other Instructions                         METROPOLITAN LIFE INSURANCE COMPANY


                                                 By:___________________________________
                                                 Name:
                                                 Title:

Instructions re Delivery of Notes          Metropolitan Life Insurance Company
                                           10 Park Avenue, P.O. Box 1902
                                           Morristown, New Jersey 07962-1902
                                           Attn: Kim Liou, Esq.

Tax identification number                  13-558-1829

PURCHASER NAME                             NEW ENGLAND LIFE INSURANCE COMPANY
Name in Which Note is Registered           NEW ENGLAND LIFE INSURANCE COMPANY

Principal Amount                            $5,000,000

Payment on account of Note

         Method                            Federal Funds Wire Transfer

         Account information               Citibank
                                           New York, New York
                                           ABA# 021000089
                                           DDA# 36858201
                                           Security Acct.# 846116

Accompany  information                     Name of Company:

                                           Description of Security:

                                           PPN: 96949X AB 5 ISIN No.: US96949XAB55

Address for Notices Related to Payments    New England Life Insurance Company
                                           c/o Metropolitan Life Insurance Company
                                           Investments, Private Placements
                                           10 Park Avenue, P.O. Box 1902
                                           Morristown, New Jersey 07962-1902

                                           Attn: Director

                                           Fax:  973-355-4250

                                           with a copy to:

                                           New England Life Insurance Company
                                           c/o Metropolitan Life Insurance Company
                                           10 Park Avenue, P.O. Box 1902
                                           Morristown, New Jersey 07962-1902

                                           Attn: Chief Counsel - Securities Investments (PRIV)

                                           Fax:  973-355-4338

                                           and a copy to:

                                           New England Life Insurance Company
                                           c/o Metropolitan Life Insurance Company Securities Accounting
                                           4100 Boyscout Boulevard
                                           Tampa, Florida 33607

                                           Attn: Desiree Di Salvo

                                           Fax:  813-801-2506

PURCHASER NAME                             NEW ENGLAND LIFE INSURANCE COMPANY
Address for all other Notices              New England Life Insurance Company
                                           c/o
Metropolitan Life Insurance Company
                                           Investments, Private Placements
                                           10 Park Avenue, P.O. Box 1902
                                           Morristown, New Jersey 07962-1902

                                           Attn: Director

                                           Fax:  973-355-4250

                                           with a copy to:

                                           New England Life Insurance Company
                                           c/o Metropolitan Life Insurance Company
                                           10 Park Avenue, P.O. Box 1902
                                           Morristown, New Jersey 07962-1902

                                           Attn: Chief Counsel - Securities Investments (PRIV)

                                           Fax:  973-355-4338

                                           and a copy to:

                                           New England Life Insurance Company
                                           c/o Metropolitan Life Insurance Company Securities Accounting
                                           4100 Boyscout Boulevard
                                           Tampa, Florida 33607

                                           Attn: Desiree Di Salvo

                                           Fax:  813-801-2506

Other Instructions                         NEW ENGLAND LIFE INSURANCE COMPANY

                                           By:   Metropolitan Life Insurance Company, as Investment Advisor


                                                 By:___________________________________
                                                 Name:
                                                 Title:

Instructions re Delivery of Notes          Metropolitan Life Insurance Company
                                           10 Park Avenue, P.O. Box 1902
                                           Morristown, New Jersey 07962-1902
                                           Attn: Kim Liou, Esq.

Tax identification number                  04-2708937

PURCHASER NAME                             TEXAS LIFE INSURANCE COMPANY
Name in Which Note is Registered           TEXAS LIFE INSURANCE COMPANY

Principal Amount                           $2,000,000

Payment on Account of Note

         Method                            Federal Funds Wire Transfer

         Account Information               JP Morgan Chase Bank
                                           New York, New York
                                           ABA# 021000021
                                           SSG Private Income Processing
                                           Acct.# 900-9-000200

                                           Texas Life Insurance Company

                                           Account Number G06748

                                           With reference to PPN#

Accompanying Information                   Name of Company:

                                           Description of Security:

                                           PPN: 96949X AB 5 ISIN No.: US96949XAB55

Address for Notices Related to Payments    Texas Life Insurance Company
                                           c/o Metropolitan Life Insurance Company
                                           Investments, Private Placements
                                           10 Park Avenue, P.O. Box 1902
                                           Morristown, New Jersey 07962-1902

                                           Attn: Director

                                           Fax:  973-355-4250

                                           with a copy to:

                                           Texas Life Insurance Company
                                           c/o Metropolitan Life Insurance Company
                                           10 Park Avenue, P.O. Box 1902
                                           Morristown, New Jersey 07962-1902

                                           Attn: Chief Counsel - Securities Investments (PRIV)

                                           Fax:  973-355-4338

                                           and a copy to:

                                           Texas Life Insurance Company
                                           c/o Metropolitan Life Insurance Company Securities Accounting
                                           4100 Boyscout Boulevard
                                           Tampa, Florida 33607

                                           Attn: Desiree Di Salvo
                                           Fax:  813-801-2506

PURCHASER NAME                             TEXAS LIFE INSURANCE COMPANY
Address for All other Notices              Texas Life Insurance Company
                                           c/o Metropolitan Life Insurance Company
                                           Investments, Private Placements
                                           10 Park Avenue, P.O. Box 1902
                                           Morristown, New Jersey 07962-1902

                                           Attn: Director

                                           Fax:  973-355-4250

                                           with a copy to:

                                           Texas Life Insurance Company
                                           c/o Metropolitan Life Insurance Company
                                           10 Park Avenue, P.O. Box 1902
                                           Morristown, New Jersey 07962-1902

                                           Attn: Chief Counsel - Securities Investments (PRIV)

                                           Fax:  973-355-4338

                                           and a copy to:

                                           Texas Life Insurance Company
                                           c/o Metropolitan Life Insurance Company Securities Accounting
                                           4100 Boyscout Boulevard
                                           Tampa, Florida 33607

                                           Attn: Desiree Di Salvo
                                           Fax:  813-801-2506

Other Instructions                         TEXAS LIFE INSURANCE COMPANY

                                           By:   Metropolitan Life Insurance Company, as Investment Advisor


                                                 By:___________________________________
                                                 Name:
                                                 Title:

Instructions re Delivery of Notes          Metropolitan Life Insurance Company
                                           10 Park Avenue, P.O. Box 1902
                                           Morristown, New Jersey 07962-1902
                                           Attn: Kim Liou, Esq.

Tax Identification Number                  74-0940890

PURCHASER NAME                             METROPOLITAN INSURANCE AND ANNUITY COMPANY
Name in Which Note is Registered           METROPOLITAN INSURANCE AND ANNUITY COMPANY

Principal Amount                           $5,000,000

Payment on Account of Note

         Method                            Federal Funds Wire Transfer

         Account Information               JP Morgan Chase Bank
                                           New York, New York
                                           ABA# 021000021
                                           Acct.# 002-1-072301

                                           With reference to PPN#

Accompanying Information                   Name of Company:

                                           Description of Security:

                                           PPN: 96949X AB 5 ISIN No.: US96949XAB55

Address for Notices Related to Payments    Metropolitan Insurance and Annuity Company
                                           c/o Metropolitan Life Insurance Company Securities Accounting
                                           4100 Boyscout Boulevard
                                           Tampa, Florida 33607

                                           Attn: Desiree Di Salvo
                                           Fax:  813-801-2506

Address for All other Notices              Metropolitan Insurance and Annuity Company
                                           c/o Metropolitan Life Insurance Company
                                           Investments, Private Placements
                                           10 Park Avenue, P.O. Box 1902
                                           Morristown, New Jersey 07962-1902

                                           Attn: Director

                                           Fax:  973-355-4250

                                           with a copy to:

                                           Metropolitan Insurance and Annuity Company
                                           c/o Metropolitan Life Insurance Company
                                           10 Park Avenue, P.O. Box 1902
                                           Morristown, New Jersey 07962-1902

                                           Attn: Chief Counsel - Securities Investments (PRIV)

                                           Fax:  973-355-4338

                                           and a copy to:

                                           Metropolitan Insurance and Annuity Company
                                           c/o Metropolitan Life Insurance Company Securities Accounting
                                           4100 Boyscout Boulevard
                                           Tampa, Florida 33607

                                           Attn: Desiree Di Salvo
                                           Fax:  813-801-2506

PURCHASER NAME                             METROPOLITAN INSURANCE AND ANNUITY COMPANY
Other Instructions                         METROPOLITAN INSURANCE AND ANNUITY COMPANY


                                           By______________________________
                                           Name:
                                           Title:

Instructions re Delivery of Notes          Metropolitan Life Insurance Company
                                           10 Park Avenue, P.O. Box 1902
                                           Morristown, New Jersey 07962-1902
                                           Attn: Kim Liou, Esq.

Tax Identification Number                  13-2876440

PURCHASER NAME                             ING LIFE INSURANCE AND ANNUITY COMPANY
Name in Which Note is Registered           ING LIFE INSURANCE AND ANNUITY COMPANY

Principal Amount                           $50,000,000

Payment on Account of Note

         Method                            Federal Funds Wire Transfer

         Account Information               The Bank of New York
                                           New York, New York
                                           ABA# 021-000-018
                                           BFN: 10C566
                                           Attention: P&I Department
                                           Reference: ING Life & Annuity Company
                                           Acct.# 216101 and Series B-1: 96949X AB 5 ISIN No.: US96949XAB55

                                           Each such wire transfer shall set forth the name of the Company, a reference to "7.67% Senior Secured Notes due October 7, 2007," and the due
                                           date and application (as among principal, interest and Make-Whole Amount)
                                           of the payment being made.

Accompanying Information                   Name of Company:

                                           Description of Security:

                                           PPN: 96949X AB 5 ISIN No.: US96949XAB55

Address for Notices Related to Payments    ING Investment Management LLC
                                           5780 Powers Ferry Road, NW, Suite 300
                                           Atlanta, GA 30327-4943
                                           Attn: Securities Accounting

                                           Fax:  770-690-5057

Address for All other Notices              ING Investment Management LLC
                                           5780 Powers Ferry Road, NW, Suite 300
                                           Atlanta, GA 30327-4943
                                           Attn: Private Placements

                                           Fax:  770-690-5057

Other Instructions                         ING LIFE INSURANCE AND ANNUITY COMPANY

                                           By:   ING Investment Management LLC, as Agent


                                           By______________________________
                                           Name:
                                           Title:

Instructions re Delivery of Notes          The Bank of New York
                                           Free Receipt/Delivery Window
                                           Window A - 3rd Floor
                                           One Wall Street, New York 10288

                                           with a copy to:

                                           ING Investment Management LLC
                                           5780 Powers Ferry Road, N.W., Suite 300
                                           Atlanta, GA 30327-4349

                                           Attn: Joyce Resnick, Esq.

Tax Identification Number                  71-0294708

PURCHASER NAME                             THE PRUDENTIAL INSURANCE COMPANY OF AMERICA
Name in Which Note is Registered           THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Principal Amount                           $39,000,000

Payment on Account of Note

         Method                            Federal Funds Wire Transfer

         Account Information               The Bank of New York
                                           New York, New York
                                           ABA# 021-000-018
                                           Account No.: 890-0304-391

                                           Each such wire transfer shall set forth the name of the Company, a reference to "7.67% Senior Secured Notes due October 7, 2007," and the due
                                           date and application (as among principal, interest and Make-Whole Amount)
                                           of the payment being made.

Accompanying Information                   Name of Company:

                                           Description of Security:

                                           PPN: 96949X AB 5 ISIN No.: US96949XAB55

                                           !INV 8086!

Address for Notices Related to Payments    The Prudential Insurance Company of America
                                           c/o  Investment Operations Group
                                           Gateway Center Two, 10th Floor
                                           100 Mulberry Street
                                           Newark, New Jersey 07102-4077

                                           Attn: Manager

                                           and to:

                                           Manager, Trade Management Group
                                           Telephone: 973-367-3141
                                           Facsimile: 800-802-4925

Address for All other Notices              The Prudential Insurance Company of America
                                           c/o Prudential Capital Group
                                           2200 Ross Avenue, Suite 4200E
                                           Dallas, TX 75201

                                           Attn: Managing Director

                                           Fax:  214-720-6299

Other Instructions                         THE PRUDENTIAL INSURANCE COMPANY OF AMERICA


                                           By:___________________________________
                                           Name:
                                           Title:

PURCHASER NAME                             THE PRUDENTIAL INSURANCE COMPANY OF AMERICA
Instructions re Delivery of Notes          The Prudential Insurance Company of America
                                           c/o Prudential Capital Group
                                           2200 Ross Avenue, Suite 4200E
                                           Dallas, TX 75201

                                           Attention: William H. Bulmer, Esq.

Tax Identification Number                  22-1211670

PURCHASER NAME                             PRUCO LIFE INSURANCE COMPANY
Name in Which Note is Registered           PRUCO LIFE INSURANCE COMPANY

Principal Amount                           $1,000,000

Payment on Account of Note

         Method                            Federal Funds Wire Transfer

         Account Information               The Bank of New York
                                           New York, New York
                                           ABA# 021-000-018
                                           Account No.: 890-0304-421

                                           Each such wire transfer shall set forth the name of the Company, a reference to "7.67% Senior Secured Notes due October 7, 2007," and the due
                                           date and application (as among principal, interest and Make-Whole Amount)
                                           of the payment being made.

Accompanying Information                   Name of Company:

                                           Description of Security:

                                           PPN: 96949X AB 5 ISIN No.: US96949XAB55

                                           !INV 8086!

Address for Notices Related to Payments    Pruco Life Insurance Company
                                           c/o  Investment Operations Group
                                           Gateway Center Two, 10th Floor
                                           100 Mulberry Street
                                           Newark, New Jersey 07102-4077

                                           Attn: Manager

                                           and to:

                                           Manager, Trade Management Group
                                           Telephone: 973-367-3141
                                           Facsimile: 800-224-2278

Address for All other Notices              Pruco Life Insurance Company
                                           c/o Prudential Capital Group
                                           2200 Ross Avenue, Suite 4200E
                                           Dallas, TX 75201

                                           Attn: Managing Director
                                           Fax:  214-720-6299

Other Instructions                         PRUCO LIFE INSURANCE COMPANY


                                           By:___________________________________
                                           Name:
                                           Title:

PURCHASER NAME                             PRUCO LIFE INSURANCE COMPANY
Instructions re Delivery of Notes          Pruco Life Insurance Company
                                           c/o Prudential Capital Group
                                           2200 Ross Ave. Suite 4200E
                                           Dallas, TX 75201

                                           Attention: William H. Bulmer, Esq.

Tax Identification Number                  22-1944557

PURCHASER NAME                             ING LIFE INSURANCE & ANNUITY COMPANY
Name in Which Note is Registered           ING LIFE INSURANCE & ANNUITY COMPANY

Principal Amount                           $10,000,000

Payment on Account of Note

         Method                            Federal Funds Wire Transfer

         Account Information               The Bank of New York
                                           New York, New York
                                           ABA# 021-000-018
                                           BNF: 111566
                                           Attention: P&I Department
                                           Reference: ING Life & Annuity Company, Account No. 216101
                                           and PPN ________ with sufficient information to identify the source and application of such funds

                                           Each such wire transfer shall set forth the name of the Company, a reference to "7.67% Senior Secured Notes due October 7, 2007," and the due
                                           date and application (as among principal, interest and Make-Whole Amount)
                                           of the payment being made.

Accompanying Information                   Name of Company:

                                           Description of Security:

                                           PPN: 96949X AB 5 ISIN No.: US96949XAB55

Address for Notices Related to Payments    ING Investment Management LLC
                                           5780 Powers Ferry Road, NW, Suite 300
                                           Atlanta, GA 30327-4943
                                           Attn: Securities Accounting

                                           Fax:  770-690-5057

                                           and to:

                                           Manager, Trade Management Group
                                           Telephone: 973-802-8107
                                           Facsimile: 800-224-2278

Address for All other Notices              Prudential Private Placements Investors, L.P.
                                           Four Gateway Center
                                           100 Mulberry Street
                                           Newark, New Jersey 07102

                                           Attn: Albert Trank, Senior Vice President

                                           Tel:  973-802-8608

                                           Fax:  973-624-6432

PURCHASER NAME                             ING LIFE INSURANCE & ANNUITY COMPANY
Other Instructions                         ING LIFE INSURANCE AND ANNUITY COMPANY

                                           By: Prudential Private Placement Investors, L.P.
                                           (as Investment Advisor)

                                               By: Prudential Private Placement Investors, Inc.
                                               (as its General Partner)


                                           By______________________________
                                           Name:
                                           Title:

Instructions re Delivery of Notes          ING Life Insurance and Annuity Company
                                           c/o Prudential Capital Group
                                           2200 Ross Ave., Suite 4200E
                                           Dallas, TX 75201

                                           Attention: William H. Bulmer, Esq.

Tax Identification Number                  71-0294708

PURCHASER NAME                             NEW YORK LIFE INSURANCE COMPANY
Name in Which Note is Registered           NEW YORK LIFE INSURANCE COMPANY

Principal Amount                           $4,000,000

Payment on Account of Note

         Method                            Federal Funds Wire Transfer

         Account Information               Chase Manhattan Bank
                                           New York, NY  10019
                                           ABA# 021-000-021
                                           Credit: New York Life Insurance Company
                                           General Account No.: 008-9-00687

                                           With sufficient information (including issuer, PPN number, interest rate, maturity and whether payment is of principal, premium, or interest) to identify the source and application of such funds

Accompanying Information                   Name of Company:

                                           Description of Security:

                                           PPN: 96949X AB 5 ISIN No.: US96949XAB55

Address for Notices Related to Payments    New York Life Insurance Company
                                           c/o New York Life Investment Management LLC
                                           51 Madison Avenue
                                           New York, New York 10010-1603

                                           Attn: Financial Management and Operations Group Securities Operations
                                                 2nd Floor

                                           Fax:  212-447-4160

Address for All other Notices              New York Life Insurance Company
                                           c/o New York Life Investment Management LLC
                                           51 Madison Avenue
                                           New York, New York 10010

                                           Attn: Securities Investment Group
                                                 Private Finance
                                                 2nd Floor

                                           Fax:  212-447-4122

Other Instructions                         NEW YORK LIFE INSURANCE COMPANY


                                           By:___________________________________
                                           Name:
                                           Title:

Instructions re Delivery of Notes

Tax Identification Number                  13-5582869

PURCHASER NAME                             NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
Name in Which Note is Registered           NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

Principal Amount                           $12,000,000

Payment on Account of Note

         Method                            Federal Funds Wire Transfer

         Account Information               Chase Manhattan Bank
                                           New York, New York
                                           ABA# 021-000-021
                                           Credit: New York Life Insurance Annuity Corporation
                                           General Account No.: 323-8-47382

                                           With sufficient information (including issuer, PPN number, interest rate, maturity and whether payment is of principal, premium, or interest) to identify the source and application of such funds

Accompanying Information                   Name of Company:

                                           Description of Security:

                                           PPN: 96949X AB 5 ISIN No.: US96949XAB55

Address for Notices Related to Payments    New York Life Insurance and Annuity Corporation
                                           c/o New York Life Investment Management LLC
                                           51 Madison Avenue
                                           New York, New York 10010-1603

                                           Attn: Financial Management and Operations Group Securities Operations
                                                 2nd Floor

                                           Fax:  212-447-4160

Address for All other Notices
                                           New York Life Insurance and Annuity Corporation
                                           c/o New York Life Investment Management LLC
                                           51 Madison Avenue
                                           New York, New York 10010-1603

                                           Attn: Securities Investment Group
                                                 Private Finance
                                                 2nd Floor

                                           Fax:  212-447-4122

Other Instructions                         NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

                                           By: New York Life Investment Management LLC, It's Investment Manager


                                           By:___________________________________
                                           Name:
                                           Title:

Instructions re Delivery of Notes

Tax Identification Number                  13-3044743

PURCHASER NAME                             SUNAMERICA LIFE INSURANCE COMPANY
Name in Which Note is Registered           OKGBD & Co.

Principal Amount                           $16,000,000

Payment on Account of Note

         Method                            Federal Funds Wire Transfer

         Account Information               Bankers Trust Company
                                           New York, New York
                                           ABA# 021-001-033
                                           Re: SunAmerica Life Insurance Company
                                           Acct.# 99-911-145
                                           FFC: A/C 099530

Accompanying Information                   Name of Company:

                                           Description of Security:

                                           PPN: 96949X AB 5 ISIN No.: US96949XAB55

Address for Notices Related to Payments    Deutsche Bank
                                           648 Grassmere Business Park, MS 7204
                                           Nashville, TN 37211

                                           Attn: James Germaine

                                           Tel:  615-835-2465

                                           Fax:  615-835-2493

Address for All other Notices              AIG Global Investment Corporation
                                           P.O. Box 3247
                                           Houston, TX 77253-3247

                                           Overnight Mail Address: 2929 Allen Parkway, A36-04
                                                                   Houston, Texas 77019-2155

                                           Fax:  713-831-1072

                                           with a copy to:

                                           AIG Global Investments Corporation
                                           Legal Department - Investment Management
                                           2929 Allen Parkway, Suite A36-01
                                           Houston, TX 77019-2155
                                           Fax: 713-831-2328

PURCHASER NAME                             SUNAMERICA LIFE INSURANCE COMPANY
Other Instructions                         SUNAMERICA LIFE INSURANCE COMPANY

                                           FIRST SUNAMERICA LIFE INSURANCE COMPANY

                                           By:   AIG Global Investment Corp., investment adviser


                                           By:___________________________________
                                           Name:
                                           Title:

Instructions re Delivery of Note           Bankers Trust Company
                                           14 Wall Street, 4th Floor, Window 43
                                           New York, New York 10005
                                           Attn: Lorraine Squires

                                           Reference: SunAmerica Life Insurance Company

                                           Account# 099530

Tax Identification Number                  13-3020293

                                           Tax ID# for SunAmerica Life Insurance Company 52-0502540

PURCHASER NAME                             FIRST SUNAMERICA LIFE INSURANCE COMPANY
Name in Which Note is Registered           OKGBD & Co.

Principal Amount                           $0

Payment on Account of Note

         Method                            Federal Funds Wire Transfer

         Account Information
                                           Bankers Trust Company
                                           New York, New York
                                           ABA# 021-001-033
                                           Re: First SunAmerica Life Insurance Company
                                           Acct.# 99-911-145
                                           FFC: A/C 099537

Accompanying Information                   Name of Company:

                                           Description of Security:

                                           PPN: 96949X AB 5 ISIN No.: US96949XAB55

Address for Notices Related to Payments    Deutsche Bank
                                           648 Grassmere Business Park, MS 7204
                                           Nashville, TN 37211

                                           Attn: James Germaine

                                           Tel:  615-835-2465

                                           Fax:  615-835-2493

Address for All other Notices              AIG Global Investment Corporation
                                           P.O. Box 3247
                                           Houston, TX 77253-3247

                                           Overnight Mail Address: 2929 Allen Parkway, A36-04
                                                                   Houston, Texas 77019-2155

                                           Fax:  713-831-1072

                                           with a copy to:

                                           AIG Global  Investments Corporation
                                           Legal Department - Investment Management
                                           2929 Allen Parkway, Suite A36-01
                                           Houston, TX 77019-2155
                                           Fax: 713-831-2328

PURCHASER NAME                             SUNAMERICA LIFE INSURANCE COMPANY
Other Instructions                         SUNAMERICA LIFE INSURANCE COMPANY

                                           FIRST SUNAMERICA LIFE INSURANCE COMPANY

                                           By:   AIG Global Investment Corp., investment adviser


                                           By:___________________________________
                                           Name:
                                           Title:

Instructions re Delivery of Notes          Bankers Trust Company
                                           14 Wall Street, 4th Floor, Window 43
                                           New York, New York 10005
                                           Attn: Lorraine Squires

                                           Reference: First SunAmerica Life Insurance Company/Main

                                           Account# 099537

                                           Euroclear# 22650

Tax Identification Number                  13-3020293

                                           Tax ID# for First SunAmerica Life Insurance Company: 06-0992729

PURCHASER NAME                             THE GUARDIAN LIFE INSURANCE COMPANY OF AMERICA
Name in Which Note is Registered           CUDD & CO.

Principal Amount                           $5,000,000

Payment on Account of Note

         Method                            Federal Funds Wire Transfer

         Account Information               The Chase Manhattan Bank
                                           FED ABA# 021000021
                                           Chase/NYC/CTR/BNF
                                           A/C 900-9-000200
                                           Reference A/C# G05978, Guardian Life

                                           And the name and CUSIP for which payment is being made

Accompanying Information                   Name of Company:

                                           Description of Security:

                                           PPN: 96949X AB 5 ISIN No.: US96949XAB55

Address for Notices Related to Payments    The Guardian Life Insurance Company of America
                                           7 Hanover Square
                                           New York, NY 10004-2616

                                           Attn: Investment Accounting Dept 17B

                                           Fax: 212-919-2906

Address for All other Notices              The Guardian Life Insurance Company of America
                                           7 Hanover Square
                                           New York, NY 10004-2616

                                           Attn: Brian Keating
                                           Investment Department 20-D

                                           Fax: 212-919-2656/2658

Other Instructions                         THE GUARDIAN LIFE INSURANCE COMPANY OF AMERICA


                                           By______________________________
                                           Name:
                                           Title:

Instructions re Delivery of Notes          Chase Manhattan Bank
                                           4 New York Plaza, Ground Floor Receive Window
                                           New York, New York 10004
                                           Reference A/C# G05978, Guardian Life

Tax Identification Number                  13-6022143

PURCHASER NAME                             THE GUARDIAN LIFE INSURANCE COMPANY OF AMERICA
Name in Which Note is Registered           CUDD & CO.

Principal Amount                           $5,000,000

Payment on Account of Note

         Method                            Federal Funds Wire Transfer

         Account Information               The Chase Manhattan Bank
                                           FED ABA# 021000021
                                           Chase/NYC/CTR/BNF
                                           A/C 900-9-000200
                                           Reference A/C# G05978, Guardian Life

                                           And the name and CUSIP for which payment is being made

Accompanying Information                   Name of Company:

                                           Description of Security:

                                           PPN: 96949X AB 5 ISIN No.: US96949XAB55

Address for Notices Related to Payments    The Guardian Life Insurance Company of America
                                           7 Hanover Square
                                           New York, NY 10004-2616

                                           Attn: Investment Accounting Dept 17B

                                           Fax: 212-919-2906

Address for All other Notices              The Guardian Life Insurance Company of America
                                           7 Hanover Square
                                           New York, NY 10004-2616

                                           Attn: Brian Keating
                                           Investment Department 20-D

                                           Fax: 212-919-2656/2658

Other Instructions                         THE GUARDIAN LIFE INSURANCE COMPANY OF AMERICA


                                           By______________________________
                                           Name:
                                           Title:

Instructions re Delivery of Notes          Chase Manhattan Bank
                                           4 New York Plaza, Ground Floor Receive Window
                                           New York, New York 10004
                                           Reference A/C# G05978, Guardian Life

Tax Identification Number                  13-6022143

PURCHASER NAME                             THE GUARDIAN LIFE INSURANCE COMPANY OF AMERICA
Name in Which Note is Registered           CUDD & CO.

Principal Amount                           $2,000,000

Payment on Account of Note

         Method                            Federal Funds Wire Transfer

         Account Information               The Chase Manhattan Bank
                                           FED ABA# 021000021
                                           Chase/NYC/CTR/BNF
                                           A/C 900-9-000200
                                           Reference A/C# G05978, Guardian Life

                                           And the name and CUSIP for which payment is being made

Accompanying Information                   Name of Company:

                                           Description of Security:

                                           PPN: 96949X AB 5 ISIN No.: US96949XAB55

Address for Notices Related to Payments    The Guardian Life Insurance Company of America
                                           7 Hanover Square
                                           New York, NY 10004-2616

                                           Attn: Investment Accounting Dept 17B

                                           Fax: 212-919-2906

Address for All other Notices              The Guardian Life Insurance Company of America
                                           7 Hanover Square
                                           New York, NY 10004-2616

                                           Attn: Brian Keating
                                           Investment Department 20-D

                                           Fax: 212-919-2656/2658

Other Instructions                         THE GUARDIAN LIFE INSURANCE COMPANY OF AMERICA


                                           By______________________________
                                           Name:
                                           Title:

Instructions re Delivery of Notes          Chase Manhattan Bank
                                           4 New York Plaza, Ground Floor Receive Window
                                           New York, New York 10004
                                           Reference A/C# G05978, Guardian Life

Tax Identification Number                  13-6022143

PURCHASER NAME                             FORT DEARBORN LIFE INSURANCE COMPANY
Name in Which Note is Registered           STRAFE & CO.

Principal Amount                           $1,600,000

Payment on Account of Note

         Method                            Federal Funds Wire Transfer

         Account Information               Bank One
                                           ABA# 044000037
                                           For further credit to Bank One
                                           Account# 980401787
                                           Attn: A/C# 2600218703 FT. Dearborn Life Insurance Company - Guardian MVA

Accompanying Information                   Name of Company:

                                           Description of Security:

                                           PPN: 96949X AB 5 ISIN No.: US96949XAB55

Address for Notices Related to Payments    Fort Dearborn Life Insurance Company
                                           c/o The Guardian Life Insurance Company of America
                                           7 Hanover Square
                                           New York, NY 10004-2616

                                           Attn: Investment Accounting Dept 17B

                                           Fax: 212-919-2906

Address for All other Notices              Fort Dearborn Life Insurance Company
                                           c/o Guardian Investor Services LLC
                                           Fixed Income Securities
                                           7 Hanover Square
                                           New York, NY 10004-2616

                                           Attn: Brian Keating
                                           Investment Department 20-D

                                           Fax: 212-919-2656/2658

Other Instructions                         FORT DEARBORN LIFE INSURANCE COMPANY
                                           By: Guardian Investor Services LLC


                                           By______________________________
                                           Name:
                                           Title:

Instructions re Delivery of Notes          C/O Bank One
                                           Attn: Trade Processing
                                           1900 Polaris Parkway
                                           Columbus, Ohio 43240

                                           F/A/O A/C 2600218703 FDL - MVA

PURCHASER NAME                             FORT DEARBORN LIFE INSURANCE COMPANY
Tax Identification Number                  31-0649116

PURCHASER NAME                             THE GUARDIAN INSURANCE & ANNUITY COMPANY, INC.

                                           GUARDIAN TRADITION
Name in Which Note is Registered           Cudd & Co.

Principal Amount                           $1,600,000

Payment on Account of Note

         Method                            Federal Funds Wire Transfer

         Account Information
                                           The Chase Manhattan Bank
                                           FED ABA# 021000021
                                           Chase/NYC/CTR/BNF
                                           A/C 900-9-000200
                                           Reference A/C# G53637, GIAC - Guardian Tradition
                                           And the name and CUSIP for which payment is being made

Accompanying Information                   Name of Company:

                                           Description of Security:

                                           PPN: 96949X AB 5 ISIN No.: US96949XAB55

Address for Notices Related to Payments    The Guardian Insurance & Annuity Company, Inc.
                                           c/o The Guardian Life Insurance Company of America
                                           7 Hanover Square
                                           New York, NY 10004-2616

                                           Attn: Investment Accounting Dept 17B

                                           Fax: 212-919-2906

Address for All other Notices              The Guardian Insurance & Annuity Company, Inc.
                                           c/o The Guardian Life Insurance Company of America
                                           7 Hanover Square
                                           New York, NY 10004-2616

                                           Attn: Brian Keating
                                           Investment Department 20-D

                                           Fax: 212-919-2656/2658

Other Instructions                         THE GUARDIAN INSURANCE & ANNUITY COMPANY, INC.


                                           By______________________________
                                           Name:
                                           Title:

Instructions re Delivery of Notes          Chase Manhattan Bank
                                           4 New York Plaza - Ground Floor Receive Window
                                           New York, NY 10004
                                           Reference A/C# G53637, GIAC - Guardian Tradition

Tax Identification Number                  13-6022143

PURCHASER NAME                             THE GUARDIAN INSURANCE & ANNUITY COMPANY, INC. - FIXED INCOME OPTION D
Name in Which Note is Registered           CUDD & Co

Principal Amount                           $800,000

Payment on Account of Note

         Method                            Federal Funds Wire Transfer

         Account Information               The Chase Manhattan Bank
                                           FED ABA# 021000021
                                           Chase/NYC/CTR/BNF
                                           A/C 900-9-000200
                                           Reference A/C# G53638, GIAC FIXED INCOME OPTION D

Accompanying Information                   Name of Company:

                                           Description of Security:

                                           PPN: 96949X AB 5 ISIN No.: US96949XAB55

Address for Notices Related to Payments    The Guardian Insurance & Annuity Company, Inc.
                                           c/o The Guardian Life Insurance Company of America
                                           7 Hanover Square
                                           New York, NY 10004-2616

                                           Attn: Investment Accounting Dept 17B

                                           Fax: 212-919-2906

Address for All other Notices              The Guardian Insurance & Annuity Company, Inc.
                                           c/o The Guardian Life Insurance Company of America
                                           7 Hanover Square
                                           New York, NY 10004-2616

                                           Attn: Brian Keating
                                           Investment Department 20-D

                                           Fax: 212-919-2656/2658

Other Instructions                         THE GUARDIAN INSURANCE & ANNUITY COMPANY, INC.


                                           By______________________________
                                           Name:
                                           Title:

Instructions re Delivery of Notes          Chase Manhattan Bank
                                           4 New York Plaza - Ground Floor Receive Window
                                           New York, NY 10004
                                           Reference A/C# G53638, GIAC - GIAC Fixed Income Option D

Tax Identification Number                  13-6022143

PURCHASER NAME                             TEACHERS INSURANCE AND ANNUITY ASSOCIATION OF AMERICA
Name in which Note is Registered           teachers insurance and annuity association of america

Principal Amount                           $54,250,000

Payment on Account of Note

         Method                            Federal Funds Wire Transfer

         Account Information               Chase Manhattan Bank
                                           New York, New York
                                           ABA# 021000021
                                           Attn: Teachers Insurance and Annuity Association of America
                                           Acct#:  900-9-000200
                                           For Further Credit to TIAA Account Number: G07040
                                           Reference: PPN# /Issuer /Mat.Date / Coupon Rate /P&I Breakdown

Accompanying Information                   Name of Company:

                                           Description of Security:

                                           PPN: 96949X AB 5 ISIN No.: US96949XAB55

Address for Notices Related to Payments    Teachers Insurance and Annuity Association of America
                                           730 Third Avenue
                                           New York, NY 10017

                                           Attn: Securities Accounting Division

                                           Tel:  212-916-6004
                                           Fax:  212-916-6955

                                           with a copy to:

                                           Teachers Insurance and Annuity Association of America
                                           730 Third Avenue
                                           New York, NY 10017

                                           Attn: Cynthia Bush

                                           Tel:  212-916-6372
                                           Fax:  212-916-6580

Address for All other Notices              Teachers Insurance and Annuity Association of America
                                           730 Third Avenue
                                           New York, NY 10017

                                           Attn: Securities Division, Private Placements
                                           Fax:  212-490-9000

Signature Block Format                     TEACHERS INSURANCE AND ANNUITY ASSOCIATION OF AMERICA


                                           By:  ____________________________________
                                           Name:
                                           Title:

Instructions re Delivery of Notes

PURCHASER NAME                             TEACHERS INSURANCE AND ANNUITY ASSOCIATION OF AMERICA
Tax identification number                  13-1624203

PURCHASER NAME                             TEACHERS INSURANCE AND ANNUITY ASSOCIATION OF AMERICA
Name in which Note is Registered           teachers insurance and annuity association of america

Principal Amount                           $3,875,000

Payment on Account of Note

         Method                            Federal Funds Wire Transfer

         Account Information               Chase Manhattan Bank
                                           New York, New York
                                           ABA# 021000021
                                           Attn: Teachers Insurance and Annuity Association of America Personal
                                           Annuity Private Placements
                                           Acct#:  900-9-000200
                                           For Further Credit to TIAA Account Number: G07320
                                           Reference: PPN# /Issuer /Mat.Date / Coupon Rate /P&I Breakdown

Accompanying Information                   Name of Company:

                                           Description of Security:

                                           PPN: 96949X AB 5 ISIN No.: US96949XAB55

Address for Notices Related to Payments    Teachers Insurance and Annuity Association of America
                                           730 Third Avenue
                                           New York, NY 10017

                                           Attn: Securities Accounting Division

                                           Tel:  212-916-6004
                                           Fax:  212-916-6955

                                           with a  copy to:
                                           Teachers Insurance and Annuity Association of America
                                           730 Third Avenue
                                           New York, NY 10017

                                           Attn: Cynthia Bush
                                                 Securities Division - Domestic Private Placements

                                           Tel:  212-916-6372

                                           Fax:  212-916-6580

Address for All other Notices              Teachers Insurance and Annuity Association of America
                                           730 Third Avenue
                                           New York, NY 10017

                                           Attn: Cynthia Bush

                                           Fax:  212-916-6580

Signature Block Format                     TEACHERS INSURANCE AND ANNUITY ASSOCIATION OF AMERICA


                                           By:  ____________________________________
                                           Name:
                                           Title:

PURCHASER NAME                             TEACHERS INSURANCE AND ANNUITY ASSOCIATION OF AMERICA
Instructions re Delivery of Notes          13-1624203

PURCHASER NAME                             TIAA CREF LIFE INSURANCE COMPANY
Name in which Note is Registered           TIAA CREF LIFE INSURANCE COMPANY

Principal Amount                           $3,875,000

Payment on Account of Note

         Method                            Federal Funds Wire Transfer

         Account Information               Chase Manhattan Bank
                                           New York, New York
                                           ABA# 021000021
                                           Attn: TIAA-CREF Life PA Select Private Placements
                                           Acct#:  900-9-000200
                                           For Further Credit to TIAA Account Number: G08045

                                           Reference: PPN# /Issuer /Mat.Date / Coupon Rate /P&I Breakdown

Accompanying Information                   Name of Company:

                                           Description of Security:

                                           PPN: 96949X AB 5 ISIN No.: US96949XAB55

Address for Notices Related to Payments    Teachers Insurance and Annuity Association of America
                                           730 Third Avenue
                                           New York, NY 10017

                                           Attn: Securities Accounting Division

                                           Tel:  212-916-6004
                                           Fax:  212-916-6955

                                           with a  copy to:

                                           Teachers Insurance and Annuity Association of America
                                           730 Third Avenue
                                           New York, NY 10017

                                           Attn: Cynthia Bush
                                                 Securities Division - Domestic Private Placements

                                           Tel:  212-916-6372

                                           Fax:  212-916-6580

Address for All other Notices              Teachers Insurance and Annuity Association of America
                                           730 Third Avenue
                                           New York, NY 10017

                                           Attn: Cynthia Bush -Domestic Private Placements

                                           Fax:  212-916-6580

PURCHASER NAME                             TIAA CREF LIFE INSURANCE COMPANY
Signature Block Format                     TIAA-CREF LIFE INSURANCE COMPANY

                                           By:   TEACHERS INSURANCE AND ANNUITY ASSOCIATION OF AMERICA, as
                                                 Investment Manager


                                           By: ____________________________________
                                           Name:
                                           Title:

Instructions re Delivery of Notes

Tax identification number                  13-1624203

                                                                    SCHEDULE A-2

                               SUBSEQUENT CLOSING

                       INFORMATION RELATING TO PURCHASERS

PURCHASER NAME                             GENERAL ELECTRIC CAPITAL CORPORATION
Name in Which Note is Registered           GENERAL ELECTRIC CAPITAL CORPORATION

Principal Amount                           Up to $44,000,000

Payment on account of Note

         Method                            Federal Funds Wire Transfer

         Account information               Bankers Trust Company,
                                           New York, NY
                                           ABA# 021-001-033
                                           Account Name: GECC/T&I Depository Account
                                           Acct# 50-205-784
                                           Ref: Williams Pipeline Loan

                                           Attn: PD Fortmann

Accompanying information                   Name of Company:

                                           Description of  Security:

                                           PPN:

Address for Notices Related to Payments    GE Structured Finance
                                           120 Long Ridge Road
                                           Stamford, CT 06927
                                           Attn: Manager - Operations
                                                 Energy Portfolio

Address for all other Notices              GE Structured Finance
                                           120 Long Ridge Road
                                           Stamford, CT 06927
                                           Attn: Manager - Operations
                                                 Energy Portfolio

Other Instructions                         GENERAL ELECTRIC CAPITAL CORPORATION


                                           By:___________________________________
                                           Name:
                                           Title:

Instructions re Delivery of Notes          GE Structured Finance
                                           120 Long Ridge Road
                                           Stamford, CT 06927

                                           Attn: Ms. Anne Pace, 3D39

Tax identification number                  13-1500700

PURCHASER NAME                             METROPOLITAN LIFE INSURANCE COMPANY
Name in Which Note is Registered           METROPOLITAN LIFE INSURANCE COMPANY

Principal Amount                           Up to $14,000,000

Payment on account of Note

         Method                            Federal Funds Wire Transfer

         Account information               JP Morgan Chase Bank
                                           New York, New York
                                           ABA# 021000021
                                           Acct# 002-2-410591

                                           Ref A/C:  With reference to PPN#

Accompanying information                   Name of Company:

                                           Description of Security:
                                           PPN:

Address for Notices Related to Payments    Metropolitan Life Insurance Company
                                           Securities Accounting
                                           4100 Boyscout Boulevard
                                           Tampa, Florida 33607

                                           Attn: Desiree Di Salvo

                                           Fax:  813-801-2506

Address for all other Notices              Metropolitan Life Insurance Company
                                           Investments, Private Placements
                                           10 Park Avenue, P.O. Box 1902
                                           Morristown, New Jersey 07962-1902

                                           Attn: Director
                                           Fax:  973-355-4250

                                           with a copy to:

                                           Metropolitan Life Insurance Company
                                           Investments, Private Placements
                                           10 Park Avenue, P.O. Box 1902
                                           Morristown, New Jersey 07962-1902

                                           Attn: Chief Counsel - Securities Investments (PRIV)

                                           Fax:  973-355-4338

Other Instructions                         METROPOLITAN LIFE INSURANCE COMPANY


                                                 By:___________________________________
                                                 Name:
                                                 Title:

Instructions re Delivery of Notes          Metropolitan Life Insurance Company
                                           10 Park Avenue, P.O. Box 1902
                                           Morristown, New Jersey 07962-1902
                                           Attn: Kim Liou, Esq.

PURCHASER NAME                             METROPOLITAN LIFE INSURANCE COMPANY
Tax identification number                  13-558-1829

PURCHASER NAME                             METROPOLITAN LIFE INSURANCE COMPANY
Name in Which Note is Registered           METROPOLITAN LIFE INSURANCE COMPANY

Principal Amount                           $2,000,000

Payment on account of Note

         Method                            Federal Funds Wire Transfer

         Account information               JP Morgan Chase Bank
                                           New York, New York
                                           ABA# 021000021
                                           Acct# 002-2-410591

                                           Ref A/C:  With reference to PPN#

Accompanying information                   Name of Company:

                                           Description of Security:

                                           PPN:

Address for Notices Related to Payments    Metropolitan Life Insurance Company
                                           Securities Accounting
                                           4100 Boyscout Boulevard
                                           Tampa, Florida 33607

                                           Attn: Desiree Di Salvo

                                           Fax:  813-801-2506

Address for all other Notices              Metropolitan Life Insurance Company
                                           Investments, Private Placements
                                           10 Park Avenue, P.O. Box 1902
                                           Morristown, New Jersey 07962-1902

                                           Attn: Director
                                           Fax:  973-355-4250

                                           with a copy to:

                                           Metropolitan Life Insurance Company
                                           Investments, Private Placements
                                           10 Park Avenue, P.O. Box 1902
                                           Morristown, New Jersey 07962-1902

                                           Attn: Chief Counsel - Securities Investments (PRIV)

                                           Fax:  973-355-4338

Other Instructions                         METROPOLITAN LIFE INSURANCE COMPANY


                                                 By:___________________________________
                                                 Name:
                                                 Title:

Instructions re Delivery of Notes          Metropolitan Life Insurance Company
                                           10 Park Avenue, P.O. Box 1902
                                           Morristown, New Jersey 07962-1902
                                           Attn: Kim Liou, Esq.

Tax identification number                  13-558-1829

PURCHASER NAME                             ING LIFE INSURANCE AND ANNUITY COMPANY
Name in Which Note is Registered           ING LIFE INSURANCE AND ANNUITY COMPANY

Principal Amount                           Up to $15,000,000

Payment on Account of Note

         Method                            Federal Funds Wire Transfer

         Account Information               The Bank of New York
                                           New York, New York
                                           ABA# 021-000-018
                                           BFN: 10C566
                                           Attention: P&I Department
                                           Reference: ING Life & Annuity Company
                                           Acct.# 216101 and [insert Cusip No.]

                                           Each such wire transfer shall set forth the name of the Company, a reference to "7.67% Senior Secured Notes due October 7, 2007," and the due
                                           date and application (as among principal, interest and Make-Whole Amount)
                                           of the payment being made.

Accompanying Information                   Name of Company:

                                           Description of  Security:

                                           PPN:

Address for Notices Related to Payments    ING Investment Management LLC
                                           5780 Powers Ferry Road, NW, Suite 300
                                           Atlanta, GA 30327-4943
                                           Attn: Securities Accounting

                                           Fax:  770-690-5057

Address for All other Notices              ING Investment Management LLC
                                           5780 Powers Ferry Road, NW, Suite 300
                                           Atlanta, GA 30327-4943
                                           Attn: Private Placements

                                           Fax:  770-690-5057

Other Instructions                         ING LIFE INSURANCE AND ANNUITY COMPANY

                                           By:   ING Investment Management LLC, as Agent


                                           By______________________________
                                           Name:
                                           Title:

Instructions re Delivery of Notes          The Bank of New York
                                           Free Receipt/Delivery Window
                                           Window A - 3rd Floor
                                           One Wall Street, New York 10288

                                           with a copy to:

                                           ING Investment Management LLC
                                           5780 Powers Ferry Road, N.W., Suite 300
                                           Atlanta, GA 30327-4349

                                           Attn: Joyce Resnick, Esq.

Tax Identification Number                  71-0294708

PURCHASER NAME                             THE PRUDENTIAL INSURANCE COMPANY OF AMERICA
Name in Which Note is Registered           THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Principal Amount                           $11,700,000

Payment on Account of Note

         Method                            Federal Funds Wire Transfer

         Account Information               The Bank of New York
                                           New York, New York
                                           ABA# 021-000-018
                                           Account No.: 890-0304-391

                                           Each such wire transfer shall set forth the name of the Company, a reference to "7.67% Senior Secured Notes due October 7, 2007," and the due
                                           date and application (as among principal, interest and Make-Whole Amount)
                                           of the payment being made.

Accompanying Information                   Name of Company:

                                           Description of  Security:

                                           PPN:

                                           !INV       !

Address for Notices Related to Payments    The Prudential Insurance Company of America
                                           c/o  Investment Operations Group
                                           Gateway Center Two, 10th Floor
                                           100 Mulberry Street
                                           Newark, New Jersey 07102-4077

                                           Attn: Manager

                                           and to:

                                           Manager, Trade Management Group
                                           Telephone: 973-367-3141
                                           Facsimile: 800-224-2278

Address for All other Notices              The Prudential Insurance Company of America
                                           c/o Prudential Capital Group
                                           2200 Ross Avenue, Suite 4200E
                                           Dallas, TX 75201

                                           Attn: Managing Director

                                           Fax:  214-720-6299

Other Instructions                         THE PRUDENTIAL INSURANCE COMPANY OF AMERICA


                                           By:___________________________________
                                           Name:
                                           Title:

PURCHASER NAME                             THE PRUDENTIAL INSURANCE COMPANY OF AMERICA
Instructions re Delivery of Notes          The Prudential Insurance Company of America
                                           c/o Prudential Capital Group
                                           2200 Ross Ave., Suite 4200E
                                           Dallas, TX 75201

                                           Attention: William H. Bulmer, Esq.

Tax Identification Number                  22-1211670

PURCHASER NAME                             PRUCO LIFE INSURANCE COMPANY
Name in Which Note is Registered           PRUCO LIFE INSURANCE COMPANY

Principal Amount                           $300,000

Payment on Account of Note

         Method                            Federal Funds Wire Transfer

         Account Information               The Bank of New York
                                           New York, New York
                                           ABA# 021-000-018
                                           Account No.: 890-0304-421

                                           Each such wire transfer shall set forth the name of the Company, a reference to "7.67% Senior Secured Notes due October 7, 2007," and the due
                                           date and application (as among principal, interest and Make-Whole Amount)
                                           of the payment being made.

Accompanying Information                   Name of Company:

                                           Description of Security:

                                           PPN:

                                           !INV    !

Address for Notices Related to Payments    Pruco Life Insurance Company
                                           c/o  Investment Operations Group
                                           Gateway Center Two, 10th Floor
                                           100 Mulberry Street
                                           Newark, New Jersey 07102-4077

                                           Attn: Manager

                                           and to:

                                           Manager, Trade Management Group
                                           Telephone: 973-367-3141
                                           Facsimile: 800-224-2278

Address for All other Notices              Pruco Life Insurance Company
                                           c/o Prudential Capital Group
                                           2200 Ross Avenue, Suite 4200E
                                           Dallas, TX 75201

                                           Attn: Managing Director

                                           Fax:  214-720-6299

Other Instructions                         PRUCO LIFE INSURANCE COMPANY


                                           By:___________________________________
                                           Name:
                                           Title:

PURCHASER NAME                             PRUCO LIFE INSURANCE COMPANY
Instructions re Delivery of Notes          The Prudential Insurance Company of America
                                           c/o Prudential Capital Group
                                           2200 Ross Ave., Suite 4200E
                                           Dallas, TX 75201

                                           Attention: William H. Bulmer, Esq.

Tax Identification Number                  22-1944557

PURCHASER NAME                             ING LIFE INSURANCE & ANNUITY COMPANY
Name in Which Note is Registered           ING LIFE INSURANCE & ANNUITY COMPANY

Principal Amount                           $3,000,000

Payment on Account of Note

         Method                            Federal Funds Wire Transfer

         Account Information               The Bank of New York
                                           New York, New York
                                           ABA# 021-000-018
                                           BNF: 111566
                                           Attention: P&I Department
                                           Reference: ING Life & Annuity Company, Account No. 216101
                                           and PPN ________ with sufficient information to identify the source and application of such funds

                                           Each such wire transfer shall set forth the name of the Company, a reference to "7.67% Senior Secured Notes due October 7, 2007," and the due
                                           date and application (as among principal, interest and Make-Whole Amount)
                                           of the payment being made.

Accompanying Information                   Name of Company:

                                           Description of Security:

                                           PPN:

Address for Notices Related to Payments    ING Investment Management LLC
                                           5780 Powers Ferry Road, NW, Suite 300
                                           Atlanta, GA 30327-4943
                                           Attn: Securities Accounting

                                           Fax:  770-690-5057

                                           and to:

                                           Manager, Trade Management Group
                                           Telephone: 973-802-8107
                                           Facsimile: 800-224-2278

Address for All other Notices              Prudential Private Placements Investors, L.P.
                                           Four Gateway Center
                                           100 Mulberry Street
                                           Newark, New Jersey 07102

                                           Attn: Albert Trank, Senior Vice President

                                           Tel:  973-802-8608

                                           Fax:  973-624-6432

Other Instructions                         ING LIFE INSURANCE AND ANNUITY COMPANY

                                           By:  Prudential Private Placement Investors, L.P.
                                           (as Investment Advisor)

                                               By: Prudential Private Placement Investors, Inc.
                                               (as its General Partner)


                                           By______________________________
                                           Name:
                                           Title:

PURCHASER NAME                             ING LIFE INSURANCE & ANNUITY COMPANY
Instructions re Delivery of Notes          ING Life Insurance and Annuity Company
                                           c/o Prudential Capital Group
                                           2200 Ross Ave., Suite 4200E
                                           Dallas, TX 75201

                                           Attention: William H. Bulmer, Esq.

Tax Identification Number                  71-0294708

                                        2                                     13


PURCHASER NAME                             NEW YORK LIFE INSURANCE COMPANY
Name in Which Note is Registered           NEW YORK LIFE INSURANCE COMPANY

Principal Amount                           Up to $1,000,000

Payment on Account of Note

         Method                            Federal Funds Wire Transfer

         Account Information               Chase Manhattan Bank
                                           New York, NY  10019
                                           ABA# 021-000-021
                                           Credit: New York Life Insurance Company
                                           General Account No.: 008-9-00687

                                           With sufficient information (including issuer, PPN number, interest rate, maturity and whether payment is of principal, premium, or interest) to identify the source and application of such funds

Accompanying Information                   Name of Company:

                                           Description of  Security:

                                           PPN:

Address for Notices Related to Payments    New York Life Insurance Company
                                           c/o New York Life Investment Management LLC
                                           51 Madison Avenue
                                           New York, New York 10010-1603

                                           Attn: Financial Management and Operations Group Securities Operations
                                                 2nd Floor

                                           Fax:  212-447-4160

Address for All other Notices              New York Life Insurance Company
                                           c/o New York Life Investment Management LLC
                                           51 Madison Avenue
                                           New York, New York 10010

                                           Attn: Securities Investment Group
                                                 Private Finance
                                                 2nd Floor

                                           Fax:  212-447-4122

Other Instructions                         NEW YORK LIFE INSURANCE COMPANY


                                           By:___________________________________
                                           Name:
                                           Title:

Instructions re Delivery of Notes

Tax Identification Number                  13-5582869

PURCHASER NAME                             NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
Name in Which Note is Registered           NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

Principal Amount                           Up to $3,000,000

Payment on Account of Note

         Method                            Federal Funds Wire Transfer

         Account Information               Chase Manhattan Bank
                                           New York, New York
                                           ABA# 021-000-021
                                           Credit: New York Life Insurance Annuity Corporation
                                           General Account No.: 323-8-47382

                                           With sufficient information (including issuer, PPN number, interest rate, maturity and whether payment is of principal, premium, or interest) to identify the source and application of such funds

Accompanying Information                   Name of Company:

                                           Description of  Security:

                                           PPN:

Address for Notices Related to Payments    New York Life Insurance and Annuity Corporation
                                           c/o New York Life Investment Management LLC
                                           51 Madison Avenue
                                           New York, New York 10010-1603

                                           Attn: Financial Management and Operations Group Securities Operations
                                                 2nd Floor

                                           Fax:  212-447-4160

Address for All other Notices              New York Life Insurance and Annuity Corporation
                                           c/o New York Life Investment Management LLC
                                           51 Madison Avenue
                                           New York, New York 10010-1603

                                           Attn: Securities Investment Group
                                                 Private Finance
                                                 2nd Floor

                                           Fax:  212-447-4122

Other Instructions                         NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

                                           By: New York Life Investment Management LLC, It's Investment Manager


                                           By:___________________________________
                                           Name:
                                           Title:

Instructions re Delivery of Notes

Tax Identification Number                  13-3044743

PURCHASER NAME                             SUNAMERICA LIFE INSURANCE COMPANY
Name in Which Note is Registered           OKGBD & Co.

Principal Amount                           $0

Payment on Account of Note

         Method                            Federal Funds Wire Transfer

         Account Information               Bankers Trust Company
                                           New York, New York
                                           ABA# 021-001-033
                                           Re: SunAmerica Life Insurance Company
                                           Acct.# 99-911-145
                                           FFC: A/C 099530

Accompanying Information                   Name of Company:

                                           Description of  Security:

                                           PPN:

                                           Description of  Security:

                                           PPN:

Address for Notices Related to Payments    Deutsche Bank
                                           648 Grassmere Business Park, MS 7204
                                           Nashville, TN 37211

                                           Attn: James Germaine

                                           Tel:  615-835-2465

                                           Fax:  615-835-2493

Address for All other Notices              AIG Global Investment Corporation
                                           P.O. Box 3247
                                           Houston, TX 77253-3247

                                           Overnight Mail Address: 2929 Allen Parkway, A36-04
                                                                   Houston, Texas 77019-2155

                                           Fax:  713-831-1072

                                           with a copy to:

                                           AIG Global  Investments Corporation
                                           Legal Department - Investment Management
                                           2929 Allen Parkway, Suite A36-01
                                           Houston, TX 77019-2155
                                           Fax: 713-831-2328

PURCHASER NAME                             SUNAMERICA LIFE INSURANCE COMPANY
Other Instructions                         SUNAMERICA LIFE INSURANCE COMPANY

                                           FIRST SUNAMERICA LIFE INSURANCE COMPANY

                                           By:   AIG Global Investment Corp., investment adviser


                                           By:___________________________________
                                           Name:
                                           Title:

Instructions re Delivery of Note           Bankers Trust Company
                                           14 Wall Street, 4th Floor, Window 43
                                           New York, New York 10005
                                           Attn: Lorraine Squires

                                           Reference: SunAmerica Life Insurance Company

                                           Account# 099530

Tax Identification Number                  13-3020293

                                           Tax ID# for SunAmerica Life Insurance Company 52-0502540

PURCHASER NAME                             FIRST SUNAMERICA LIFE INSURANCE COMPANY
Name in Which Note is Registered           OKGBD & Co.

Principal Amount                           Up to $4,000,000

Payment on Account of Note

         Method                            Federal Funds Wire Transfer

         Account Information               Bankers Trust Company
                                           New York, New York
                                           ABA# 021-001-033
                                           Re: First SunAmerica Life Insurance Company
                                           Acct.# 99-911-145
                                           FFC: A/C 099537

Accompanying Information                   Name of Company:

                                           Description of  Security:

                                           PPN:

Address for Notices Related to Payments    Deutsche Bank
                                           648 Grassmere Business Park, MS 7204
                                           Nashville, TN 37211

                                           Attn: James Germaine

                                           Tel:  615-835-2465

                                           Fax:  615-835-2493

Address for All other Notices              AIG Global Investment Corporation
                                           P.O. Box 3247
                                           Houston, TX 77253-3247

                                           Overnight Mail Address: 2929 Allen Parkway, A36-04
                                                                   Houston, Texas 77019-2155

                                           Fax:  713-831-1072

                                           with a copy to:

                                           AIG Global  Investments Corporation
                                           Legal Department - Investment Management
                                           2929 Allen Parkway, Suite A36-01
                                           Houston, TX 77019-2155
                                           Fax: 713-831-2328

PURCHASER NAME                             FIRST SUNAMERICA LIFE INSURANCE COMPANY
Other Instructions                         SUNAMERICA LIFE INSURANCE COMPANY
                                           FIRST SUNAMERICA LIFE INSURANCE COMPANY

                                           By:   AIG Global Investment Corp., investment adviser


                                           By:___________________________________
                                           Name:
                                           Title:

Instructions re Delivery of Notes          Bankers Trust Company
                                           14 Wall Street, 4th Floor, Window 43
                                           New York, New York 10005
                                           Attn: Lorraine Squires

                                           Reference: First SunAmerica Life Insurance Company/Main

                                           Account# 099537

                                           Euroclear# 22650

Tax Identification Number                  13-3020293

                                           Tax ID# for First SunAmerica Life Insurance Company: 06-0992729

PURCHASER NAME                             THE GUARDIAN LIFE INSURANCE COMPANY OF AMERICA
Name in Which Note is Registered           CUDD & CO.

Principal Amount                           $4,000,000

Payment on Account of Note

         Method                            Federal Funds Wire Transfer

         Account Information               The Chase Manhattan Bank
                                           FED ABA# 021000021
                                           Chase/NYC/CTR/BNF
                                           A/C 900-9000200
                                           Reference A/C# G05978, Guardian Life

                                           And the name and CUSIP for which payment is being made

Accompanying Information                   Name of Company:

                                           Description of  Security:

                                           PPN:

Address for Notices Related to Payments    The Guardian Life Insurance Company of America
                                           7 Hanover Square
                                           New York, NY 10004-2616

                                           Attn: Investment Accounting Dept 17B

                                           Fax: 212-919-2906

Address for All other Notices              The Guardian Life Insurance Company of America
                                           7 Hanover Square
                                           New York, NY 10004-2616

                                           Attn: Brian Keating
                                           Investment Department 20-D

                                           Fax: 212-919-2656/2658

Other Instructions                         THE GUARDIAN LIFE INSURANCE COMPANY OF AMERICA


                                           By______________________________
                                           Name:
                                           Title:

Instructions re Delivery of Notes          Chase Manhattan Bank
                                           4 New York Plaza, Ground Floor Receive Window
                                           New York, New York 10004
                                           Reference A/C# G05978, Guardian Life

Tax Identification Number                  13-6022143

PURCHASER NAME                             FORT DEARBORN LIFE INSURANCE COMPANY
Name in Which Note is Registered           STRAFE & CO.

Principal Amount                           $

Payment on Account of Note

         Method                            Federal Funds Wire Transfer

         Account Information               Bank One
                                           ABA# 044000037
                                           For further credit to Bank One
                                           Account# 980401787

                                           Attn: A/C# 2600218703 FT. Dearborn Life Insurance Company - Guardian MVA

Accompanying Information                   Name of Company:

                                           Description of  Security:

                                           PPN:

Address for Notices Related to Payments    Fort Dearborn Life Insurance Company
                                           c/o The Guardian Life Insurance Company of America
                                           7 Hanover Square
                                           New York, NY 10004-2616

                                           Attn: Investment Accounting Dept 17B

                                           Fax: 212-919-2906

Address for All other Notices              Fort Dearborn Life Insurance Company
                                           Guardian Life Investor Services LLC
                                           Fixed Income Securities
                                           7 Hanover Square - 20D
                                           New York, NY 10004-2616

                                           Attn: Brian Keating
                                           Investment Department 20-D

                                           Fax: 212-919-2656/2658

Other Instructions                         FORT DEARBORN LIFE INSURANCE COMPANY

                                           By: Guardian Investor Services LLC


                                           By______________________________
                                           Name:
                                           Title:

Instructions re Delivery of Notes          C/O Bank One
                                           Attn: Trade Processing
                                           1900 Polaris Parkway
                                           Columbus, Ohio 43240
                                           F/A/O A/C 2600218703 FDL - MVA

PURCHASER NAME                             FORT DEARBORN LIFE INSURANCE COMPANY
Tax Identification Number                  31-0649116

PURCHASER NAME                             THE GUARDIAN INSURANCE & ANNUITY COMPANY, INC.

                                           GUARDIAN TRADITION
Name in Which Note is Registered           Cudd & Co.

Principal Amount                           $

Payment on Account of Note

         Method                            Federal Funds Wire Transfer

         Account Information
                                           The Chase Manhattan Bank
                                           FED ABA# 021000021
                                           Chase/NYC/CTR/BNF
                                           A/C 900-9-000200
                                           Reference A/C# G53637, GIAC - Guardian Tradition

                                           And the name and CUSIP for which payment is being made

Accompanying Information                   Name of Company:

                                           Description of Security:

                                           PPN:

Address for Notices Related to Payments    The Guardian Insurance & Annuity Company, Inc.
                                           c/o The Guardian Life Insurance Company of America
                                           7 Hanover Square
                                           New York, NY 10004-2616

                                           Attn: Investment Accounting Dept 17B

                                           Fax: 212-919-2906

Address for All other Notices              The Guardian Insurance & Annuity Company, Inc.
                                           c/o The Guardian Life Insurance Company of America
                                           7 Hanover Square - 20D
                                           New York, NY 10004-2616

                                           Attn: Brian Keating
                                           Investment Department 20-D

                                           Fax: 212-919-2656/2658

Other Instructions                         THE GUARDIAN INSURANCE & ANNUITY COMPANY, INC. - SPDA


                                           By______________________________
                                           Name:
                                           Title:

Instructions re Delivery of Notes          Chase Manhattan Bank
                                           4 New York Plaza - Ground Floor Receive Window
                                           New York, NY 10004
                                           Reference A/C# G53637, GIAC - Guardian Tradition

Tax Identification Number                  13-6022143

PURCHASER NAME                             THE GUARDIAN INSURANCE & ANNUITY COMPANY, INC. - FIXED INCOME OPTION D
Name in Which Note is Registered           CUDD & Co

Principal Amount                           $

Payment on Account of Note

         Method                            Federal Funds Wire Transfer

         Account Information               The Chase Manhattan Bank
                                           FED ABA# 021000021
                                           Chase/NYC/CTR/BNF
                                           A/C 900-9-000200
                                           Reference A/C# G53638, GIAC FIXED INCOME OPTION D

Accompanying Information                   Name of Company:

                                           Description of Security:

                                           PPN:

Address for Notices Related to Payments    The Guardian Insurance & Annuity Company, Inc.
                                           c/o The Guardian Life Insurance Company of America
                                           7 Hanover Square
                                           New York, NY 10004-2616

                                           Attn: Investment Accounting Dept 17B

                                           Fax: 212-919-2906

Address for All other Notices              The Guardian Insurance & Annuity Company, Inc.
                                           c/o The Guardian Life Insurance Company of America
                                           7 Hanover Square - 20D
                                           New York, NY 10004-2616

                                           Attn: Brian Keating
                                           Investment Department 20-D

                                           Fax: 212-919-2656/2658

Other Instructions                         THE GUARDIAN INSURANCE & ANNUITY COMPANY, INC. - FIXED
                                           INCOME OPTION D


                                           By______________________________
                                           Name:
                                           Title:

Instructions re Delivery of Notes          Chase Manhattan Bank
                                           4 New York Plaza - Ground Floor Receive Window
                                           New York, NY 10004
                                           Reference A/C# G53637, GIAC - Guardian Tradition

Tax Identification Number                  13-6022143

PURCHASER NAME                             TEACHERS INSURANCE AND ANNUITY ASSOCIATION OF AMERICA
Name in which Note is Registered           TEACHERS INSURANCE AND ANNUITY ASSOCIATION OF AMERICA

Principal Amount                           Up to $18,000,000

Payment on Account of Note

         Method                            Federal Funds Wire Transfer

         Account Information               Chase Manhattan Bank
                                           New York, New York
                                           ABA# 021000021
                                           Attn: Teachers Insurance and Annuity Association of America
                                           Acct#:  900-9-000200
                                           For Further Credit to TIAA Account Number: G07040

                                           Reference: PPN# /Issuer /Mat.Date / Coupon Rate /P&I Breakdown

Accompanying Information                   Name of Company:

                                           Description of  Security:

                                           PPN:

Address for Notices Related to Payments    Teachers Insurance and Annuity Association of America
                                           730 Third Avenue
                                           New York, NY 10017

                                           Attn: Securities Accounting Division

                                           Tel:  212-916-6004

                                           Fax:  212-916-6955

                                           with a  copy to:
                                           Teachers Insurance and Annuity Association of America
                                           730 Third Avenue
                                           New York, NY 10017

                                           Attn: Cynthia Bush

                                           Tel:  212-916-6372

                                           Fax:  212-916-6580

Address for All other Notices              Teachers Insurance and Annuity Association of America
                                           730 Third Avenue
                                           New York, NY 10017

                                           Attn: Securities Division, Private Placements

                                           Fax:  212-490-9000

Signature Block Format                     TEACHERS INSURANCE AND ANNUITY ASSOCIATION OF AMERICA


                                           By:  ____________________________________
                                           Name:
                                           Title:

Instructions re Delivery of Notes

PURCHASER NAME                             TEACHERS INSURANCE AND ANNUITY ASSOCIATION OF AMERICA
Tax identification number                  13-1624203

PURCHASER NAME                             TEACHERS INSURANCE AND ANNUITY ASSOCIATION OF AMERICA
Name in which Note is Registered           TEACHERS INSURANCE AND ANNUITY ASSOCIATION OF AMERICA

Principal Amount                           $

Payment on Account of Note

         Method                            Federal Funds Wire Transfer

         Account Information               Chase Manhattan Bank
                                           New York, New York
                                           ABA# 021000021
                                           Attn: Teachers Insurance and Annuity Association of America Personal
                                           Annuity Private Placements
                                           Acct#:  900-9-000200
                                           For Further Credit to TIAA Account Number: G07320

                                           Reference: PPN# /Issuer /Mat.Date / Coupon Rate /P&I Breakdown

Accompanying Information                   Name of Company:

                                           Description of  Security:

                                           PPN:

Address for Notices Related to Payments    Teachers Insurance and Annuity Association of America
                                           730 Third Avenue
                                           New York, NY 10017

                                           Attn: Securities Accounting Division

                                           Tel:  212-916-6004

                                           Fax:  212-916-6955

                                           with a  copy to:

                                           Teachers Insurance and Annuity Association of America
                                           730 Third Avenue
                                           New York, NY 10017

                                           Attn: Cynthia Bush
                                                 Securities Division - Domestic Private Placements

                                           Tel:  212-916-6372

                                           Fax:  212-916-6580

Address for All other Notices              Teachers Insurance and Annuity Association of America
                                           730 Third Avenue
                                           New York, NY 10017

                                           Attn: Cynthia Bush

                                           Fax:  212-916-6580

Signature Block Format                     TEACHERS INSURANCE AND ANNUITY ASSOCIATION OF AMERICA


                                           By:  ____________________________________
                                           Name:
                                           Title:

PURCHASER NAME                             TEACHERS INSURANCE AND ANNUITY ASSOCIATION OF AMERICA
Instructions re Delivery of Notes          13-1624203

PURCHASER NAME                             TIAA CREF LIFE INSURANCE COMPANY
Name in which Note is Registered           TIAA CREF LIFE INSURANCE COMPANY

Principal Amount                           $

Payment on Account of Note

         Method                            Federal Funds Wire Transfer

         Account Information               Chase Manhattan Bank
                                           New York, New York
                                           ABA# 021000021
                                           Attn: TIAA-CREF Life PA Select Private Placements
                                           Acct#:  900-9-000200
                                           For Further Credit to TIAA Account Number: G08045

                                           Reference: PPN# /Issuer /Mat.Date / Coupon Rate /P&I Breakdown

Accompanying Information                   Name of Company:

                                           Description of Security:

                                           PPN:

Address for Notices Related to Payments    Teachers Insurance and Annuity Association of America
                                           730 Third Avenue
                                           New York, NY 10017

                                           Attn: Securities Accounting Division

                                           Tel:  212-916-6004

                                           Fax:  212-916-6955

                                           with a  copy to:

                                           Teachers Insurance and Annuity Association of America
                                           730 Third Avenue
                                           New York, NY 10017

                                           Attn: Cynthia Bush
                                                 Securities Division - Domestic Private Placements

                                           Tel:  212-916-6372

                                           Fax:  212-916-6580

Address for All other Notices              Teachers Insurance and Annuity Association of America
                                           730 Third Avenue
                                           New York, NY 10017

                                           Attn: Cynthia Bush -Domestic Private Placements

                                           Fax:  212-916-6580

PURCHASER NAME                             TIAA CREF LIFE INSURANCE COMPANY
Signature Block Format                     TIAA-CREF LIFE INSURANCE COMPANY

                                           By:   TEACHERS INSURANCE AND ANNUITY ASSOCIATION OF AMERICA, as
                                                 Investment Manager


                                           By: ____________________________________
                                           Name:
                                           Title:

Instructions re Delivery of Notes

Tax identification number                  13-1624203

                                                                      SCHEDULE B

                                  DEFINED TERMS

      As used herein, the following terms have the respective meanings set forth below or set forth in the Section hereof following such term:

      "ACQUISITION" has the meaning set forth in Section 4.3(a)(i).

      "ACQUISITION DOCUMENTATION" means, collectively, the Asset Purchase Agreement, dated August 23, 2002, by and between Tesoro and the Company relating to the purchase and sale of the Tesoro Northern Great Plains Product System, and all schedules, exhibits and annexes thereto and all side letters and agreements affecting the terms thereof or entered into in connection therewith, as amended, supplanted or otherwise modified from time to time.

      "AFFILIATE" means, at any time, and with respect to any Person, (a) any other Person that at such time directly or indirectly through one or more intermediaries Controls, or is Controlled by, or is under common Control with, such first Person, and (b) any Person beneficially owning or holding, directly or indirectly, 10% or more of any class of voting or equity interests of such first Person or any corporation of which such first Person beneficially owns or holds, in the aggregate, directly or indirectly, 10% or more of any class of voting or equity interests. As used in this definition, "CONTROL" means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of voting securities, by contract or otherwise. Unless the context otherwise clearly requires, any reference to an "Affiliate" is a reference to an Affiliate of the Company.

      "AGREEMENT, THIS" has the meaning set forth in Section 18.3.

      "BENEFITTED HOLDER" has the meaning set forth in Section 7.8.

      "BOARD" means the Board of Governors of the Federal Reserve System of the United States (or any successor).

      "BUSINESS" has the meaning set forth in Section 5.16.

      "BUSINESS DAY" means any day other than a Saturday, a Sunday or a day on which commercial banks in New York City are required or authorized to be closed.

      "CAPITAL LEASE" means, at any time, a lease with respect to which the lessee is required concurrently to recognize the acquisition of an asset and the incurrence of a liability in accordance with GAAP.

      "CAPITAL LEASE OBLIGATIONS" means, as to any Person, the obligations of such Person to pay rent or other amounts under any lease of (or other arrangement conveying the right to use) real or personal property, or a combination thereof, which obligations are required to be classified and accounted for as capital leases on a balance sheet of such Person under GAAP and, for the purposes of this Agreement, the amount of such obligations at any time shall be the capitalized amount thereof at such time determined in accordance with GAAP.

      "CAPITAL STOCK" means any and all shares, interests, participations or other equivalents (however designated) of capital stock of a corporation, any and all equivalent ownership interests in a Person (other than a corporation) and any and all warrants, rights or options to purchase any of the foregoing.

      "CASH EQUIVALENTS" means (a) marketable direct obligations issued by, or unconditionally guaranteed by, the United States Government or issued by any agency thereof and backed by the full faith and credit of the United States, in each case maturing within one year from the date of acquisition; (b) certificates of deposit, time deposits, eurodollar time deposits or overnight bank deposits having maturities of six months or less from the date of acquisition issued by any Purchaser or by any commercial bank organized under the laws of the United States or any state thereof having combined capital and surplus of not less than $500,000,000; (c) commercial paper of an issuer rated at least A-1 by Standard & Poor's Ratings Services ("S&P") or P-1 by Moody's Investors Service, Inc. ("MOODY'S"), or carrying an equivalent rating by a nationally recognized rating agency, if both of the two named rating agencies cease publishing ratings of commercial paper issuers generally, and maturing within six (6) months from the date of acquisition; (d) repurchase obligations of any holder of Notes or of any commercial bank satisfying the requirements of clause (b) of this definition, having a term of not more than thirty (30) days, with respect to securities issued or fully guaranteed or insured by the United States government; (e) securities with maturities of one (1) year or less from the date of acquisition issued or fully guaranteed by any state, commonwealth or territory of the United States, by any political subdivision or taxing authority of any such state, commonwealth or territory or by any foreign government, the securities of which state, commonwealth, territory, political subdivision, taxing authority or foreign government (as the case may be) are rated at least A by S&P or A by Moody's; (f) securities with maturities of six (6) months or less from the date of acquisition backed by standby letters of credit issued by any holder of Notes or any commercial bank satisfying the requirements of clause (b) of this definition; (g) money market mutual or similar funds that invest exclusively in assets satisfying the requirements of clauses (a) through (f) of this definition; or (h) money market funds that (i) comply with the criteria set forth in SEC Rule 2a-7 under the Investment Company Act of 1940, as amended,
(ii) are rated AAA by S&P and Aaa by Moody's and (iii) have portfolio assets of at least $5,000,000,000.

      "CASH ESCROW ACCOUNT" means the cash escrow account maintained with the Collateral Agent in accordance with Section 4 of the Collateral Agency Agreement.

      "CASH ESCROW AGENT" means State Street Bank and Trust Company in its capacity as cash escrow agent under Section 4 of the Collateral Agency Agreement.

      "CHANGE OF CONTROL" means (a) the acquisition of greater than 50% of the voting or economic interests in the General Partner by any Person unless such Person (i) has long term unsecured debt rated investment grade by both Moody's Investors Service, Inc. and Standard & Poor's Rating Service and (ii) has a Consolidated Net Worth of greater than $500,000,000; or (b) the Guarantor ceases to own 100% of the voting or economic interests in the Company.

      "CLOSING" has the meaning set forth in Section 3.

      "CODE" means the Internal Revenue Code of 1986, as amended from time to time, and the rules and regulations promulgated thereunder from time to time.

      "COLLATERAL" means all property of the Guarantor, the Company and its Subsidiaries, now owned or hereafter acquired, upon which a Lien is purported to be created by any Security Document.

      "COLLATERAL AGENT" means State Street Bank and Trust Company in its capacity as collateral agent under the Security Documents.

      "COLLATERAL AGENCY AGREEMENT" means the Collateral Agency Agreement to be entered into between the Collateral Agent, the General Partner, the Guarantor, the Company and the Purchasers substantially in the form of Exhibit E.

      "COMMITMENT" has the meaning set forth in Section 2.

      "COMMONLY CONTROLLED ENTITY" means an entity, whether or not incorporated, that is under common control with the Company within the meaning of Section 4001 of ERISA or is part of a group that includes the Company and that is treated as a single employer under Section 414 of the Code.

      "COMPANY" has the meaning set forth in Section 1.

      "COMPANY LLC AGREEMENT" means the Amended and Restated Limited Liability Company Agreement of Williams Pipe Line Company, LLC, dated as of April 11, 2002, as amended, supplanted or otherwise modified from time to time.

      "COMPLIANCE CERTIFICATE" means a certificate executed by a Responsible Officer substantially in the form of Exhibit K.

      "CONFIDENTIAL INFORMATION" has the meaning set forth in Section 21.

      "CONFLICTS COMMITTEE" means a committee of the Board of Directors of the General Partner composed entirely of three or more directors who are neither (i) security holders, officers, nor employees of the General Partner nor (ii) security holders, officers, directors or employees of any Affiliate of the General Partner; provided, that such directors may be (x) directors of the Guarantor or the Company, (y) hold securities of the Guarantor and (z) in the case of members of the Conflicts Committee on the date hereof, hold those securities of The Williams Companies owned by them on the date hereof.

      "CONSOLIDATED EBITDA" means for any period, Consolidated Net Income for such period plus, without duplication and to the extent reflected as a charge in the statement of such Consolidated Net Income for such period, the sum of (a) income tax expense, (b) interest expense, amortization or writeoff of debt discount and debt issuance costs and commissions, discounts and other fees and charges associated with Indebtedness (including the Notes), (c) depreciation and amortization expense, (d) amortization of intangibles and organization costs,
(e) any extraordinary non-cash expenses or losses and (f) any extraordinary, unusual or non-recurring cash income or gains to the extent not included in Consolidated Net Income, and minus, (a) to the extent included in the statement of such Consolidated Net Income for such period, any extraordinary, unusual or non-recurring non-cash income or gains (including, whether or not otherwise includable as a separate item in the statement of such Consolidated Net Income for such period, gains on the sales of assets outside of the ordinary course of business) and (b) any cash payments made during such period in respect of items described in clause (e) above subsequent to the fiscal quarter in which the relevant non-cash expenses or losses were reflected as a charge in the statement of Consolidated Net Income, all as determined on a consolidated basis. For purposes of calculating Consolidated EBITDA for the third and fourth quarters of 2002 and the first quarter of 2003, adjustments shall be made to income and expenses that resulted from the acquisition of the Company by the Guarantor in the second quarter of 2002, as set forth on Schedule D. For the purposes of calculating Consolidated EBITDA for any period of four (4) consecutive fiscal quarters (each, a "REFERENCE PERIOD") pursuant to any determination of compliance with Section 9.1(a), (i) if at any time during such Reference Period the Guarantor or the Company or any of their respective Subsidiaries shall have made any Disposition other than in the ordinary course, the Consolidated EBITDA of the Guarantor or Company, as applicable, for such Reference Period shall be reduced by an amount equal to the Consolidated EBITDA (if positive) attributable to the property that is the subject of such Disposition for such Reference Period or increased by an amount equal to the Consolidated EBITDA (if negative) attributable thereto for such Reference Period and (ii) if during such Reference Period the Guarantor or the Company or any of their respective Subsidiaries shall have made an asset acquisition other than in the ordinary course, Consolidated EBITDA of the Guarantor or the Company, as applicable, for such Reference Period shall be calculated after giving pro forma effect thereto as if such asset acquisition occurred on the first day of such Reference Period.

      "CONSOLIDATED INTEREST EXPENSE" means for any period, total cash interest expense (including that attributable to Capital Lease Obligations) of the Guarantor and its Subsidiaries or the Company and its Subsidiaries, as applicable, for such period with respect to all outstanding Indebtedness of the Guarantor and its Subsidiaries or the Company and its Subsidiaries, as applicable (including all commissions, discounts and other fees and charges owed with respect to letters of credit and bankers' acceptance financing and net costs under Swap Agreements in respect of interest rates to the extent such net costs are allocable to such period in accordance with GAAP).

      "CONSOLIDATED NET INCOME" means for any period, the consolidated net income (or loss) of the Guarantor and its Subsidiaries or the Company and its Subsidiaries, as applicable, determined on a consolidated basis in accordance with GAAP; provided that there shall be excluded (a) the income (or deficit) of any Person accrued prior to the date it becomes a Subsidiary of the Guarantor or the Company, or is merged into or consolidated with the Guarantor or any of its Subsidiaries or the Company or any of its Subsidiaries, as applicable, (b) the income (or deficit) of any Person (other than a Subsidiary of the Guarantor or Company, as applicable) in which the Guarantor or any of its Subsidiaries or the Company or any of its Subsidiaries, as applicable, has an ownership interest, except to the extent that any such income is actually received by the Guarantor or any of its Subsidiaries or the Company or any of its Subsidiaries, as applicable, in the form of dividends or similar distributions and (c) the undistributed earnings of any Subsidiary of the Guarantor or the Company, to the extent that the declaration or payment of dividends or similar distributions by such Subsidiary is not at the time permitted by the terms of any Contractual Obligation (other than under any Note Purchase Document) or Requirement of Law applicable to such Subsidiary.

      "CONSOLIDATED NET WORTH" at any date, all amounts that would, in conformity with GAAP, be included on a consolidated balance sheet of such Person and its Subsidiaries under stockholders' equity at such date.

      "CONSOLIDATED TOTAL DEBT" means at any date, the aggregate principal amount of all Indebtedness of the Guarantor and its Subsidiaries or the Company and its Subsidiaries, as applicable, at such date, determined on a consolidated basis in accordance with GAAP.

      "CONTRACTUAL OBLIGATION" means as to any Person, any provision of any security issued by such Person or of any material agreement, instrument or other undertaking to which such Person is a party or by which it or any of its property is bound.

      "DEFAULT" means an event or condition the occurrence or existence of which would, with the lapse of time or the giving of notice or both, become an Event of Default.

      "DEFAULT RATE" means a rate of interest that is equal to 2.0% per annum above (i) in the case of the Series A Notes, the rate of interest applicable to principal stated in the second paragraph of the Series A Notes and (ii) in the case of the Series B Notes, the rate of interest applicable to principal stated in the first paragraph of the Series B Notes.

      "DISPOSE" means with respect to any property, to sell, lease, engage in a sale and leaseback with respect thereto, assign, convey, transfer or other dispose thereof. The term "DISPOSITION" shall have a correlative meaning.

      "ENVIRONMENTAL LAWS" means any and all statutes, laws (including without limitation common law), regulations, ordinances, rules, judgments, orders, decrees, permits, licenses, agreements, governmental restrictions or any other legally enforceable requirements of any Governmental Authority relating to pollution, protection of the environment, or human health as affected by pollution or exposure to any materials in the indoor or outdoor environment.

      "ERISA" means the Employee Retirement Income Security Act of 1974, as amended from time to time, and the rules and regulations promulgated thereunder from time to time in effect.

      "ERISA AFFILIATE" means any trade or business (whether or not incorporated) that is treated as a single employer together with The Williams Companies under Section 414 of the Code.

      "EVENT OF DEFAULT" has the meaning set forth in Section 12.

      "EVENT OF LOSS" means the loss, destruction or damage of the use of a portion of the Company's or any of its Subsidiaries' pipeline facilities so as to render such pipeline facility unable to operate at substantially its designed level of output, and (a) such affected portion, in the reasonable opinion of an Independent Engineer, can be feasibly restored, rebuilt or replaced and (b) in the reasonable opinion of the Company or the Subsidiary, sufficient funds are or will be available to restore, rebuild or replace the affected portion of the pipeline so that the pipeline will be able to operate at substantially its designed level of output prior to the earlier of (i) 180 days from the date of such loss, destruction or damage or (ii) the Maturity Date.

      "EXCESS PROCEEDS AMOUNT" has the meaning set forth in Section 8.6(b).

      "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended.

      "FAIRNESS OPINION" has the meaning set forth in Section 5.29.

      "FORMATION AGREEMENT" means the General Partner LLC Agreement, the Guarantor Partnership Agreement and the Company LLC Agreement.

      "FORMATION AGREEMENT AMENDMENTS" has the meaning set forth in Section 4.2(c).

      "FUNDAMENTAL CHANGE PUT" has the meaning set forth in Section 11.

      "FUTURE ACQUISITION" means an acquisition of assets on arm's length terms, including acquisitions from Affiliates, not representing an ordinary course extension or enlargement of the Company's or any of its Subsidiaries' pipeline systems; provided, that the Acquisition shall not be deemed a Future Acquisition for purposes of this definition.

      "GAAP" means generally accepted accounting principles as in effect from time to time in the United States of America.

      "GENERAL PARTNER" has the meaning set forth in Section 1.

      "GENERAL PARTNER BANK ACCOUNT" has the meaning set forth in Section
4.1(k).

      "GENERAL PARTNER LLC AGREEMENT" means the Third Amended and Restated Limited Liability Company Agreement of Williams GP LLC, dated as of September 30, 2002, as amended, supplanted or otherwise modified from time to time.

      "GOVERNMENTAL AUTHORITY" means any nation or government, any state or other political subdivision thereof, any agency, authority, instrumentality, regulatory body, court, central bank or other entity exercising executive, legislative, judicial, taxing, regulatory or administrative functions of or pertaining to government, any securities exchange and any self-regulatory organization (including the National Association of Insurance Commissioners).

      "GUARANTEE" has the meaning set forth in Section 1.

      "GUARANTEE OBLIGATION" means, as to any Person (the "GUARANTEEING PERSON"), any obligation of (a) the guaranteeing person or (b) another Person (including any bank under any letter of credit) to induce the creation of which the guaranteeing person has issued a reimbursement, counterindemnity or similar obligation, in either case guaranteeing or in effect guaranteeing any Indebtedness, leases, dividends or other obligations (the "PRIMARY OBLIGATIONS") of any other third Person (the "PRIMARY OBLIGOR") in any manner, whether directly or indirectly, including any obligation of the guaranteeing person, whether or not contingent,

(i) to purchase any such primary obligation or any property constituting direct or indirect security therefor, (ii) to advance or supply funds (1) for the purchase or payment of any such primary obligation or (2) to maintain working capital or equity capital of the primary obligor or otherwise to maintain the net worth or solvency of the primary obligor, (iii) to purchase property, securities or services primarily for the purpose of assuring the owner of any such primary obligation of the ability of the primary obligor to make payment of such primary obligation or (iv) otherwise to assure or hold harmless the owner of any such primary obligation against loss in respect thereof; provided, however, that the term Guarantee Obligation shall not include endorsements of instruments for deposit or collection in the ordinary course of business. The amount of any Guarantee Obligation of any guaranteeing person shall be deemed to be the lower of (a) an amount equal to the stated or determinable amount of the primary obligation in respect of which such Guarantee Obligation is made and (b) the maximum amount for which such guaranteeing person may be liable pursuant to the terms of the instrument embodying such Guarantee Obligation, unless such primary obligation and the maximum amount for which such guaranteeing person may be liable are not stated or determinable, in which case the amount of such Guarantee Obligation shall be such guaranteeing person's maximum reasonably anticipated liability in respect thereof as determined by the Company in good faith.

      "GUARANTOR" has the meaning set forth in Section 1.

      "GUARANTOR PARTNERSHIP AGREEMENT" means the Second Amended and Restated Agreement of Limited Partnership of Williams Energy Partnership L.P. dated as of September 27, 2002, as amended, supplanted or otherwise modified from time to time.

      "HOLDER" means, with respect to any Note, the Person in whose name such
Note is registered in the register maintained by the Company pursuant to Section 14.1.

      "INDEBTEDNESS" of any Person at any date means, without duplication, (a) all indebtedness of such Person for borrowed money, (b) all obligations of such Person for the deferred purchase price of property or services (other than current trade payables incurred in the ordinary course of such Person's business), (c) all obligations of such Person evidenced by notes, bonds, debentures or other similar instruments, (d) all indebtedness created or arising under any conditional sale or other title retention agreement with respect to property acquired by such Person (even though the rights and remedies of the seller or lender under such agreement in the event of default are limited to repossession or sale of such property), (e) all Capital Lease Obligations of such Person, (f) all obligations of such Person, contingent or otherwise, as an account party or applicant under or in respect of acceptances, letters of credit, surety bonds or similar arrangements, (g) the liquidation value of all redeemable preferred Capital Stock of such Person, (h) all Guarantee Obligations of such Person in respect of obligations of the kind referred to in clauses (a) through (g) above, (i) all obligations of the kind referred to in clauses (a) through (h) above secured by (or for which the holder of such obligation has an existing right, contingent or otherwise, to be secured by) any Lien on property (including accounts and contract rights) owned by such Person, whether or not such Person has assumed or become liable for the payment of such obligation, and
(j) for the purposes of Section 12(g) only, all obligations of such Person in respect of Swap Agreements. The Indebtedness of any Person shall include the Indebtedness of any other entity (including any partnership in which such Person is a general partner) to the extent such Person is liable therefor as a result of such Person's ownership interest in or other relationship with such entity, except to the extent the terms of such Indebtedness expressly provide that such Person is not liable therefor.

      "INDEPENDENT DIRECTOR" means, with respect to a director of the General Partner, a Person who qualifies as an "Independent Director" as such term is defined in Section 303A of the New York Stock Exchange's Listed Company Manual, as amended from time to time.

      "INDEPENDENT ENGINEER" means such independent engineering firm which may be engaged by the Collateral Agent and reasonably satisfactory to the Required Holders with the consent of the Company, which consent may not be unreasonably withheld, at the reasonable cost and expense of the Company.

      "INSOLVENCY" means with respect to any Multiemployer Plan, the condition that such Plan is insolvent within the meaning of Section 4245 of ERISA.

      "INSOLVENT" means pertaining to a condition of Insolvency.

      "INSTITUTIONAL INVESTOR" means (a) any original purchaser of a Note, (b) any holder of a Note holding more than 5% of the aggregate principal amount of the Notes then outstanding, and (c) any bank, trust company, savings and loan association or other financial institution, any pension plan, any investment company, any insurance company, any broker or dealer, or any other similar financial institution or entity, regardless of legal form.

      "INTELLECTUAL PROPERTY" means the collective reference to all rights, priorities and privileges relating to intellectual property, whether arising under United States, multinational or foreign laws or otherwise, including copyrights, copyright licenses, patents, patent licenses, trademarks, trademark licenses, technology, know-how and processes, and all rights to sue at law or in equity for any infringement or other impairment thereof, including the right to receive all proceeds and damages therefrom.

      "INVESTMENT" has the meaning set forth in Section 9.7.

      "LIEN" means any mortgage, pledge, hypothecation, assignment, deposit arrangement, encumbrance, lien (statutory or other), charge or other security interest or any preference, priority or other security agreement or preferential arrangement of any kind or nature whatsoever (including any conditional sale or other title retention agreement and any capital lease having substantially the same economic effect as any of the foregoing).

      "MAKE-WHOLE AMOUNT" has the meaning set forth in Section 7.3.

      "MATERIAL ADVERSE EFFECT" means a material adverse effect on (a) the business, operations, condition (financial or otherwise) or prospects of the General Partner, the Guarantor and its Subsidiaries taken as a whole or the Company and its Subsidiaries taken as a whole, or (b) the ability of the General Partner, the Guarantor, the Company or any Subsidiary to perform its obligations under this Agreement, the Notes and the other Note Purchase Documents to which it is a party, or (c) the validity or enforceability of this Agreement or any of the other Note Purchase Documents.

      "MATERIALS OF ENVIRONMENTAL CONCERN" means any gasoline or petroleum (including crude oil or any fraction thereof), petroleum products, asbestos, polychlorinated biphenyls, urea-formaldehyde insulation, and any other substances, materials or wastes, defined or regulated as such in or that could result in liability under any applicable Environmental Law.

      "MATURITY DATE" has the meaning set forth in Section 7.1.

      "MORTGAGED PROPERTIES" means the real properties listed on Schedule C, as to which the Collateral Agent for the benefit of the holders of the Notes shall be granted a Lien pursuant to the Mortgages.

      "MORTGAGES" means each of the mortgages and deeds of trust made by the Company in favor of, or for the benefit of, the Collateral Agent for the benefit of the holders of the Notes, substantially in the form of Exhibit D (with such changes thereto as shall be advisable under the law of the jurisdiction in which such mortgage or deed of trust is to be recorded).

      "MULTIEMPLOYER PLAN" means a Plan that is a multiemployer plan as defined in Section 4001(a)(3) of ERISA.

      "NET CASH PROCEEDS" means (a) in connection with any Recovery Event, the proceeds thereof in the form of cash and Cash Equivalents (including any such proceeds received by way of deferred payment of principal pursuant to a note or installment receivable or purchase price adjustment receivable or otherwise, but only as and when received) of such Recovery Event, net of attorneys' fees, accountants' fees, investment banking fees, amounts required to be applied to the repayment of Indebtedness secured by a Lien expressly permitted hereunder on any asset that is the subject of such Recovery Event (other than any Lien pursuant to a Security Document) and other customary fees and expenses actually incurred in connection therewith and net of taxes paid or reasonably estimated to be payable as a result thereof (after taking into account any available tax credits or deductions and any tax sharing arrangements) and (b) in connection with any issuance or sale of Capital Stock, the cash proceeds received from such issuance, net of attorneys' fees, investment banking fees, accountants' fees, underwriting discounts and commissions and other customary fees and expenses actually incurred in connection therewith.

      "NOTE PURCHASE DOCUMENTS" means this Agreement, the Security Documents, the Collateral Agency Agreement and the Notes.

      "NOTES" has the meaning set forth in Section 1.

      "OBLIGATIONS" means the unpaid principal of and interest on (including interest accruing after the maturity of the Notes and interest accruing after the filing of any petition in bankruptcy, or the commencement of any insolvency, reorganization or like proceeding, relating to the Company, whether or not a claim for post-filing or post-petition interest is allowed in such proceeding) the Notes, the Prepayment Premium, the Make-Whole Amount, the Fundamental Change Put and all other obligations and liabilities of the Company to any holder of Notes, whether direct or indirect, absolute or contingent, due or to become due, or now existing or hereafter incurred, which may arise under, out of, or in connection with, this Agreement, any other Note Purchase Document or any other document made, delivered or given in connection herewith or therewith, whether on account of principal, interest, reimbursement obligations, fees, indemnities, costs, expenses (including all fees, charges and disbursements of counsel to any holder of Notes that are required to be paid by the Company pursuant hereto) or otherwise.

      "OFFICER'S CERTIFICATE" means a certificate of a Responsible Officer or of any other officer of the Company whose responsibilities extend to the subject matter of such certificate.

      "OMNIBUS AGREEMENT" means the Omnibus Agreement among The Williams Companies, Williams Energy Services, LLC, Williams Natural Gas Liquids, Inc., Williams Pipe Line Company, LLC, Williams Information Services Corporation, Williams Energy Partners L.P., Williams OLP, L.P. and Williams GP LLC, as amended, supplanted or otherwise modified from time to time.

      "PBGC" means the Pension Benefit Guaranty Corporation referred to and defined in ERISA or any successor thereto.

      "PERMITTED LIENS" means, with respect to the Company, those Liens not prohibited by Section 9.3.

      "PERSON" means an individual, partnership, corporation, limited liability company, association, trust, unincorporated organization, or a government or agency or political subdivision thereof.

      "PLAN" means an "employee benefit plan" (as defined in Section 3(3) of ERISA) that is or, within the preceding five years, has been established or maintained, or to which contributions are or, within the preceding five years, have been made or required to be made, by The Williams Companies, any ERISA Affiliate, the Company or any Commonly Controlled Entity or with respect to which The Williams Companies, any ERISA Affiliate, the Company or any Commonly Controlled Entity may have any liability.

      "PLEDGED STOCK" has the meaning set forth in the Security Agreement.

      "PROJECTIONS" has the meaning set forth in Section 8.2(c).

      "PROPERTIES" has the meaning set forth in Section 5.16.

      "PURCHASERS" has the meaning set forth in Section 2.

      "RECOVERY EVENT" means any settlement of or payment in respect of any property or casualty insurance claim or any condemnation proceeding relating to any asset of the Company or any of its Subsidiaries.

      "REORGANIZATION" means with respect to any Multiemployer Plan, the condition that such plan is in reorganization within the meaning of Section 4241 of ERISA.

      "REPORTABLE EVENT" means any of the events set forth in Section 4043(c) of ERISA, other than those events as to which the thirty day notice period is waived under subsections .27, .28, .29, .30, .31, .32, .34 or .35 of PBGC Reg.
Section 4043.

      "REQUIRED HOLDERS" means, at any time, (a) with respect to Sections 12 and 13, holders of more than 50% in principal amount of the Notes at the time outstanding and (b) with respect to any other provision of the Note Purchase Documents, holders of at least 66?% in principal amount of the Notes at the time outstanding unless otherwise provided therein, and in each case exclusive of Notes then owned by the Company or any of its Affiliates.

      "REQUIREMENT OF LAW" means as to any Person, the Certificate of Incorporation and By-Laws or other organizational or governing documents of such Person, and any material law, treaty, rule or regulation or final determination of an arbitrator pursuant to binding arbitration or a court of competent jurisdiction or other Governmental Authority, in each case applicable to or binding upon such Person or any of its property or to which such Person or any of its property is subject.

      "RESPONSIBLE OFFICER" means any of the chief financial officer, principal accounting officer, treasurer or comptroller.

      "SECURITIES ACT" means the Securities Act of 1933, as amended from time to time.

      "SECURITY AGREEMENT" means the Security Agreement to be executed and delivered by the Collateral Agent, the Guarantor and the Company, substantially in the form of Exhibit C.

      "SECURITY DOCUMENTS" means the collective reference to the Security Agreement, the Mortgages and all other security documents hereafter delivered to the Collateral Agent granting a Lien on the Collateral to secure the obligations and liabilities of the Guarantor or the Company under any Note Purchase Document.

      "SERVICES AGREEMENT" has the meaning set forth in Section 4.1(h).

      "SINGLE EMPLOYER PLAN" means any Plan that is covered by Title IV of ERISA, but that is not a Multiemployer Plan.

      "SOLVENT" when used with respect to any Person, means that, as of any date of determination, (a) the amount of the "present fair saleable value" of the assets of such Person will, as of such date, exceed the amount of all "liabilities of such Person, contingent or otherwise", as of such date, as such quoted terms are determined in accordance with applicable federal and state laws governing determinations of the insolvency of debtors, (b) the present fair saleable value of the assets of such Person will, as of such date, be greater than the amount that will be required to pay the liability of such Person on its debts as such debts become absolute and matured, (c) such Person will not have, as of such date, an unreasonably small amount of capital with which to conduct its business, and (d) such Person will be able to pay its debts as they mature. For purposes of this definition, (i) "debt" means liability on a "claim", and
(ii) "claim" means any (x) right to payment, whether or not such a right is reduced to judgment, liquidated, unliquidated, fixed, contingent, matured, unmatured, disputed, undisputed, legal, equitable, secured or unsecured or (y) right to an equitable remedy for breach of performance if such breach gives rise to a right to payment, whether or not such right to an equitable remedy is reduced to judgment, fixed, contingent, matured or unmatured, disputed, undisputed, secured or unsecured.

      "SUBSIDIARY" means, as to any Person, any corporation, association or other business entity in which such Person or one or more of its Subsidiaries or such Person and one or more of its Subsidiaries owns sufficient equity or voting interests to enable it or them (as a group) ordinarily, in the absence of contingencies, to elect a majority of the directors (or Persons performing similar functions) of such entity, and any partnership or joint venture if more than a 50% interest in the profits or capital thereof is owned by such Person or one or more of its Subsidiaries or such Person and one or more of its Subsidiaries (unless such partnership can and does ordinarily take major business actions without the prior approval of such Person or one or more of its Subsidiaries). Unless otherwise qualified, all references to a "Subsidiary" or to "Subsidiaries" in this Agreement shall refer to a Subsidiary or Subsidiaries of the Company.

      "SUPPLIED CONFIDENTIAL INFORMATION" has the meaning set forth in Section 6.1.

      "SWAP AGREEMENT" means any agreement with respect to any swap, forward, future or derivative transaction or option or similar agreement involving, or settled by reference to, one or more rates, currencies, commodities, equity or debt instruments or securities, or economic, financial or pricing indices or measures of economic, financial or pricing risk or value or any similar transaction or any combination of these transactions; provided that no phantom stock or similar plan providing for payments only on account of services provided by current or former directors, officers, employees or consultants of the Company shall be a "Swap Agreement."

      "TESORO" means Tesoro Refining and Marketing Company, a Delaware corporation.

      "THE WILLIAMS COMPANIES" means The Williams Companies, Inc., a Delaware corporation.

      "THE WILLIAMS COMPANIES OFFICER CERTIFICATE" has the meaning set forth in
Section 4.2(o).

      "WHOLLY OWNED SUBSIDIARY" means as to any Person, any other Person all of the Capital Stock of which (other than directors' qualifying shares required by law) is owned by such Person directly and/or through other Wholly Owned Subsidiaries.

      "WHOLLY OWNED SUBSIDIARY GUARANTOR" means any Subsidiary that is a Wholly Owned Subsidiary of the Company.

                                                                       EXHIBIT A

                                 [FORM OF NOTE]

THIS NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT") OR REGISTERED OR QUALIFIED UNDER THE SECURITIES LAWS OF ANY STATE. THIS NOTE MAY NOT BE SOLD OR TRANSFERRED, IN THE ABSENCE OF SUCH REGISTRATION OR QUALIFICATION OR AN EXEMPTION THEREFROM UNDER THE ACT AND ANY APPLICABLE STATE SECURITIES LAWS.

                         WILLIAMS PIPE LINE COMPANY, LLC

         FLOATING RATE SERIES A SENIOR SECURED NOTE DUE OCTOBER 7, 2007

No. [_____]                                              ______________ __, 2002
$[_______]                                                 CUSIP[______________]

      FOR VALUE RECEIVED, the undersigned, Williams Pipe Line Company, LLC (herein called the "Company"), a limited liability company organized and existing under the laws of the State of Delaware, hereby promises to pay to [ ],
or registered assigns, the principal sum of [        ] DOLLARS on October 7,
2007, with interest (computed on the basis of a 360-day year of twelve 30-day months) (a) on the unpaid balance thereof at the Interest Rate (as defined below) from the date hereof, payable semiannually, on the 7th day of April and October in each year (the "Interest Payment Date"), commencing with the April 7 or October 7 next succeeding the date hereof, until the principal hereof shall have become due and payable, and (b) to the extent permitted by law on any overdue payment (including any overdue prepayment) of principal, any overdue payment of interest and any overdue payment of any Prepayment Premium (as defined in the Note Purchase Agreement referred to below) or other Obligation (as defined in the Note Purchase Agreement), payable on the applicable Interest Payment Date (or, at the option of the registered holder hereof, on demand), at the Default Rate (as defined in the Note Purchase Agreement). On each of October 7, 2005 and October 7, 2006, the Company promises to pay to the undersigned, or its registered assigns, five percent (5%) of the principal amount of this Series A Note then outstanding at par in accordance with the Note Purchase Agreement referred to below.

      The rate at which interest shall be payable on the Series A Notes (the "Interest Rate") shall be a floating rate, which for each interest period shall be the Six-Month LIBOR Rate determined for that interest period plus _____ basis points (____%) [this will be the greater of (a) 425 basis points (4.25%) or (b) such margin as is necessary so that the Interest Rate shall equal the swap adjusted equivalent of the weighted average interest rate on the Series B Notes issued on the same date]. The Interest Rate for the initial interest period shall be ______% (the "Initial Interest Rate"), which was calculated with reference to the Six-Month LIBOR Rate on the Interest Determination Date (as defined below) for the initial interest period, plus ___ basis points (____%) [this will be equal to the spread to be set forth above].

      The Company will reset the rate of interest on each Interest Payment Date. The Company shall determine the applicable Interest Rate on the Series A Notes for the succeeding interest period on the date that is two (2) London Business Days prior to the next Interest

Payment Date (each an "Interest Determination Date"). The Interest Determination Date for the Initial Interest Rate was November ___, 2002. [this date will be two (2) London Business Days prior to the issue date]

      The Interest Rate determined on an Interest Determination Date for the Series A Notes (a) shall become effective on and as of the next succeeding Interest Payment Date and (b) shall be the rate at which interest is payable on the Series A Notes for the interest period from and including the Interest Payment Date on which that Interest Rate becomes effective to but excluding the succeeding Interest Payment Date. The calculations of the Company in determining the Interest Rate will, in the absence of manifest error, be conclusive for all purposes and binding on the holders of the Series A Notes.

      "London Business Day" means any day on which dealings in deposits in U.S. dollars are transacted in the London interbank market.

      "Six-Month LIBOR Rate" means, with respect to any Interest Payment Date, the rate for deposits in U.S. dollars having a six-month maturity which appears on the Dow Jones Page 3750 (as defined below) as of 11:00 a.m., London time, on the Interest Determination Date immediately preceding such Interest Payment Date; provided, that if on any Interest Determination Date the applicable London interbank offered rate for deposits in U.S. dollars having a six-month maturity does not appear on Dow Jones Page 3750, or if Dow Jones Page 3750 is not available, then the Six-Month LIBOR Rate will be determined on the basis of the rates at which deposits in U.S. dollars are offered by four major banks in the London interbank market (which banks are to be selected by the Company and shall be reasonably acceptable to the Purchaser) at approximately 11:00 a.m., London time, on such Interest Determination Date to prime banks in the London interbank market for deposits in U.S. dollars and having a six-month maturity and in a principal amount equal to at least $1,000,000 and in a principal amount that is representative for a single transaction in U.S. dollars in such market at such time. The Company will request the principal London office of each of such banks to provide a quotation of its rate for such deposits. If at least two such quotations are provided, the rate in respect of such Interest Determination Date will be the arithmetic mean of the quotations provided to the Company. If fewer than two such quotations are provided, the Six-Month LIBOR Rate in respect of such Interest Determination Date will be determined on the basis of the rates quoted by three (3) major banks in the Borough of Manhattan, The City of New York (which banks are to be selected by the Company and shall be reasonably acceptable to the Purchaser), at approximately 11:00 a.m., New York City time, on such Interest Determination Date for loans in U.S. dollars to leading European banks and having a six-month maturity and in a principal amount equal to an amount of at least $1,000,000 and in a principal amount that is representative for a single transaction in U.S. dollars in such market at such time. If at least two (2) such quotations are provided, the rate in respect of such Interest Determination Date will be at the arithmetic mean of the quotations provided; provided, however, that if none of the banks selected as aforesaid by the Company are quoting as described in the immediately preceding sentence, the Interest Rate will be the interest rate on the Series A Notes in effect on such Interest Determination Date.

      "Dow Jones Page 3750" means the display page designated as page 3750 on the Dow Jones Market Screen, formerly known as the Bridge Telerate, Inc. (or any successor service or such other page as may replace page 3750 on that service for the purpose of displaying London interbank offered rates).

      The Interest Rate on the Series A Notes will in no event be higher than the maximum rate permitted by the laws of the State of New York, as the same may be modified by the laws of the United States of general application.

      At the request of the holder hereof, the Company will provide to such holder the Interest Rate then in effect for this Series A Note, if available, and, if different, the Interest Rate to be in effect as a result of a determination made on the most recent Interest Determination Date with respect to this Series A Note.

      Interest payments hereon will include the amount of interest accrued from and including the most recent Interest Payment Date to which interest has been paid to but excluding the applicable Interest Payment Date.

      Unless otherwise specified herein, all percentages resulting from any calculation of the rate of interest on this Series A Note will be rounded, if necessary, to the nearest one hundred-thousandth of a percentage point, with five one-millionths of a percentage point rounded upward (e.g., 2.102545% (or ..02102545) will be rounded upward to 2.10255% (or .0210255)), and all U.S.
dollar amounts used in or resulting from such calculation will be rounded to the nearest cent (with one-half cent being rounded upward).

      Payments of principal of, interest on and any Prepayment Premium with respect to this Series A Note are to be made in lawful money of the United States of America as provided in the Note Purchase Agreement referred to below.

      This Series A Note is one of a series of Floating Rate Series A Senior Secured Notes (herein called a "Series A Note") issued pursuant to the Note Purchase Agreement, dated as of October 1, 2002 (as from time to time amended, the "Note Purchase Agreement"), between the Company, Williams Energy Partners L.P., as guarantor (the "Guarantor") and the Purchasers named therein and is entitled to the benefits thereof. Each holder of this Series A Note will be deemed, by its acceptance hereof, (i) to have agreed to the confidentiality provisions set forth in Section 21 of the Note Purchase Agreement and (ii) to have made the representation set forth in Section 6.2 of the Note Purchase Agreement. Payments of principal of, interest on and any Prepayment Premium with respect to this Series A Note are guaranteed by the Guarantor pursuant to the terms of the Note Purchase Agreement.

      This Series A Note is a registered Series A Note as provided in the Note Purchase Agreement and, upon surrender of this Series A Note for registration of transfer, duly endorsed, or accompanied by a written instrument of transfer duly executed, by the registered holder hereof or such holder's attorney duly authorized in writing, a new Series A Note for a like principal amount will be issued to, and registered in the name of, the transferee. Prior to due presentment for registration of transfer, the Company may treat the person in whose name this Series A Note is registered as the owner hereof for the purpose of receiving payment and for all other purposes, and the Company will not be affected by any notice to the contrary.

      This Series A Note is subject to optional prepayment, in whole or from time to time in part, at the times and on the terms specified in the Note Purchase Agreement, but not otherwise.

      If an Event of Default, as defined in the Note Purchase Agreement, occurs and is continuing, the principal of this Series A Note may be declared or otherwise become due and payable in the manner, at the price (including any applicable Prepayment Premium) and with the effect provided in the Note Purchase Agreement.

      This Series A Note shall be construed and enforced in accordance with, and the rights of the parties shall be governed by, the law of the State of New York excluding choice-of-law principles of the law of such State that would require the application of the laws of a jurisdiction other than such State.

                                        WILLIAMS PIPE LINE COMPANY, LLC

                                           By: WILLIAMS ENERGY PARTNERS L.P.,
                                           its Sole Member

                                           By: WILLIAMS GP LLC, its General
                                           Partner

                                           By _______________________________
                                           Title:


Accepted and Acknowledged:

WILLIAMS ENERGY PARTNERS L.P.

   By: WILLIAMS GP LLC, its General Partner


   By ____________________________
   Title:

                                                                       EXHIBIT B

                                 [FORM OF NOTE]

THIS NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT") OR REGISTERED OR QUALIFIED UNDER THE SECURITIES LAWS OF ANY STATE. THIS NOTE MAY NOT BE SOLD OR TRANSFERRED, IN THE ABSENCE OF SUCH REGISTRATION OR QUALIFICATION OR AN EXEMPTION THEREFROM UNDER THE ACT AND ANY APPLICABLE STATE SECURITIES LAWS.

                         WILLIAMS PIPE LINE COMPANY, LLC

           FIXED RATE SERIES B SENIOR SECURED NOTE DUE OCTOBER 7, 2007

No. [_____]                                               _____________ __, 2002
$[_______]                                                 CUSIP[______________]

      FOR VALUE RECEIVED, the undersigned, Williams Pipe Line Company, LLC (herein called the "Company"), a limited liability company organized and existing under the laws of the State of Delaware, hereby promises to pay to [ ],
or registered assigns, the principal sum of [        ] DOLLARS on October 7,
2007, with interest (computed on the basis of a 360-day year of twelve 30-day months) (a) on the unpaid balance thereof at the rate of [____]% per annum from the date hereof, payable semiannually, on the 7th day of April and October in each year (the "Interest Payment Date"), commencing with the April 7 or October 7 next succeeding the date hereof, until the principal hereof shall have become due and payable, and (b) to the extent permitted by law on any overdue payment (including any overdue prepayment) of principal, any overdue payment of interest and any overdue payment of any Make-Whole Amount (as defined in the Note Purchase Agreement referred to below) or other Obligation (as defined in the Note Purchase Agreement), payable on the applicable Interest Payment Date (or, at the option of the registered holder hereof, on demand), at the Default Rate (as defined in the Note Purchase Agreement). On each of October 7, 2005 and October 7, 2006, the Company promises to pay to the undersigned, or its registered assigns, five percent (5%) of the principal amount of this Series B Note then outstanding at par in accordance with the Note Purchase Agreement referred to below.

      Payments of principal of, interest on and any Make-Whole Amount with respect to this Series B Note are to be made in lawful money of the United States of America as provided in the Note Purchase Agreement referred to below.

      This Series B Note is one of a series of Fixed Rate Series B Senior Secured Notes (herein called a "Series B Note") issued pursuant to the Note Purchase Agreement, dated as of October 1, 2002 (as from time to time amended, the "Note Purchase Agreement"), between the Company, Williams Energy Partners L.P., as guarantor (the "Guarantor") and the Purchasers named therein and is entitled to the benefits thereof. Each holder of this Series B Note will be deemed, by its acceptance hereof, (i) to have agreed to the confidentiality provisions set forth in Section 21 of the Note Purchase Agreement and (ii) to have made the representation set forth in Section 6.2 of the Note Purchase Agreement. Payments of principal of, interest on and any

Make-Whole Amount with respect to this Series B Note are guaranteed by the Guarantor pursuant to the terms of the Note Purchase Agreement.

      This Series B Note is a registered Series B Note as provided in the Note Purchase Agreement and, upon surrender of this Series B Note for registration of transfer, duly endorsed, or accompanied by a written instrument of transfer duly executed, by the registered holder hereof or such holder's attorney duly authorized in writing, a new Series B Note for a like principal amount will be issued to, and registered in the name of, the transferee. Prior to due presentment for registration of transfer, the Company may treat the person in whose name this Series B Note is registered as the owner hereof for the purpose of receiving payment and for all other purposes, and the Company will not be affected by any notice to the contrary.

      This Series B Note is subject to optional prepayment, in whole or from time to time in part, at the times and on the terms specified in the Note Purchase Agreement, but not otherwise.

      If an Event of Default, as defined in the Note Purchase Agreement, occurs and is continuing, the principal of this Series B Note may be declared or otherwise become due and payable in the manner, at the price (including any applicable Make-Whole Amount) and with the effect provided in the Note Purchase Agreement.

      This Series B Note shall be construed and enforced in accordance with, and the rights of the parties shall be governed by, the law of the State of New York excluding choice-of-law principles of the law of such State that would require the application of the laws of a jurisdiction other than such State.

                                        WILLIAMS PIPE LINE COMPANY, LLC

                                           By: WILLIAMS ENERGY PARTNERS L.P.,
                                           its Sole Member

                                           By: WILLIAMS GP LLC, its General
                                           Partner

                                           By ________________________________
                                           Title:


Accepted and Acknowledged:

WILLIAMS ENERGY PARTNERS L.P.

   By: WILLIAMS GP LLC, its General Partner

   By _____________________________
   Title: